UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22271
                                                     ---------------------

                     Nuveen New York Municipal Value Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report September 30, 2009

----------------------     ----------------------     --------------------------
NUVEEN NEW YORK            NUVEEN NEW YORK            NUVEEN NEW YORK
MUNICIPAL VALUE            MUNICIPAL VALUE            PERFORMANCE PLUS
FUND, INC.                 FUND 2                     MUNICIPAL FUND, INC.
NNY                        NYV                        NNP

----------------------     ----------------------
NUVEEN NEW YORK            NUVEEN NEW YORK
DIVIDEND ADVANTAGE         DIVIDEND ADVANTAGE
MUNICIPAL FUND             MUNICIPAL FUND 2
NAN                        NXK

                                                                    SEPTEMBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

[PHOTO OF ROBERT P. BREMNER]

Chairman's
Letter to Shareholders

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing, at par, of all the auction rate preferred shares issued by its taxable closed-end funds that were outstanding when the preferred auctions began to fail in February 2008. For a variety of reasons, refinancing the outstanding auction rate preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of municipal auction rate preferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------------
Robert P. Bremner
Chairman of the Board
November 24, 2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Value Fund, Inc. (NNP)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, has managed NNY, NNP, NAN and NXK since 2006. In April 2009, she added portfolio management responsibility for the new Nuveen New York Municipal Value Fund 2 (NYV).

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with a tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% on October 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The federal government joined in the effort to boost the economy by passing a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

In recent months, the measures taken by the Federal Reserve and the federal government to ease the economic recession have produced some incipient signs of improvement in the economy. In the third quarter of 2009, the U.S. economy, as measured by the U.S. gross domestic product (GDP), posted positive growth (3.5% annualized) for the first time since the second quarter of 2008. Housing prices also provided something of a bright spot between June and August 2009 by recording three consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI), reflecting a

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

22% drop in energy prices, fell 1.3% year-over-year as of September 2009. This marked the sixth straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes food and energy) rose 1.5% over this twelve-month period, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. September 2009 marked the 21st consecutive month of job losses, bringing the total to 7.2 million jobs lost since the recession began in December 2007, the biggest decline since the Great Depression. The national unemployment rate for September 2009 was 9.8%, a 26-year high, up from 6.2% in September 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first nine months of 2009. This was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of September 30, 2009, approximately 20% of new bonds issued in the municipal market, totaling more than $33 billion, were issued as taxable Build America Bonds.

Over the twelve months ended September 30, 2009, municipal bond issuance nationwide totaled $381.1 billion, a drop of approximately 17% compared with the twelve-month period ended September 30, 2008. As mentioned earlier, demand for tax-exempt bonds was exceptionally strong during the first nine months of 2009. This combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING THIS PERIOD?

According to the most recent data available, New York's economy continued to contract in 2008, as the state posted annual GDP growth of 1.6%, down from 4.4% in 2007. This dropped New York from its ranking as the second fastest growing state economy in the nation to 18th. These numbers still compared favorably with economic growth for the nation as a whole, which registered 0.7% in 2008 and 2.0% in 2007. Much of the decline in New York's GDP can be attributed to the state's--and especially New York City's--substantial exposure to the financial sector, which continued to experience turmoil and job losses. The majority of the jobs lost in the state over the past twelve months were in the finance, professional and business services, manufacturing and construction sectors, while education and health services was the only sector to show a small gain in employment.

                                                            Nuveen Investments 3

This gain was significant, however, because the education and health services sector represents approximately 18% of the New York economy, compared with an average of 13% nationally. As of September 2009, the unemployment rate in New York was 8.9%. The decline in the housing sector also added to New York's economic slowdown. Housing markets across the state continued to weaken, although the drop was not as precipitous in New York as nationally. In New York City, for example, housing prices fell 9.6% during the twelve months ended August 2009, compared with an average decrease of 11.3% nationwide, according to the Standard & Poor's/Case-Shiller home price index of 20 major metropolitan areas. In terms of number of home foreclosures, New York ranked 39th among the 50 states in the third quarter of 2009. As of September 30, 2009, Moody's, Standard & Poor's (S&P) and Fitch rated New York general obligation debt at Aa3/AA/AA-, respectively, with stable outlooks from all three rating agencies. For the twelve months ended September 30, 2009, municipal issuance in New York totaled $38.7 billion, down 14% from the previous twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

During the majority of this twelve-month period, the municipal market was characterized by stronger demand, constrained supply and generally improving valuations. Due in part to the decline in new tax-exempt supply, investment activity in the New York Funds was somewhat more limited than usual during this period. While there was considerable issuance of Build America Bonds over the last half of this period, we do not see them as a good investment opportunity since interest payments from these bonds represent taxable income. Another factor dampening trading activity during this period was the limited liquidity of many insured bonds due to concerns about the financial health of municipal bond insurers.

Overall, we continued to focus on relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Early in the period, we were able to take advantage of opportunities to purchase lower-rated and non-rated bonds that we believed offered value at very attractive prices. As the market rallied, we took advantage of selected opportunities to add higher-quality bonds with longer maturities and higher coupons.

4 Nuveen Investments

Cash for new purchases during this period was generated by maturing or called bonds. As with our investment activity, we were not active in trying to sell portfolio holdings in a market environment where the majority of the bonds available for reinvestment offered lower yields at higher dollar prices. The Funds continued to maintain their cash reserves, which we had increased amid the market uncertainty of the previous reporting period, in anticipation of increased tax-exempt issuance during the last part of 2009.

All of these New York Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as part of our management strategies for a variety of reasons, including duration management, income enhancement and as a form of leverage. As of September 30, 2009, the inverse floaters remained in place in all of the Funds. During the first half of the period, NNY also invested in additional types of derivative instruments(2) designed to help lengthen its duration. These derivatives were removed prior to September 30, 2009.

In April 2009, we introduced the Nuveen New York Municipal Value Fund 2 (NYV), which--like NNY--is an unleveraged Fund investing in a portfolio of tax-exempt municipal obligations. NYV is designed to invest at least 80% of its net assets in investment quality municipal securities and may invest up to 20% of its net assets in bonds rated below investment grade quality but judged to be of comparable quality by the Fund's adviser. During the period between NYV's inception and September 30, 2009, we focused on completing the Fund's initial investment phase. By period end, NYV was fully invested and had met or exceeded all of its targeted objectives in terms of credit quality and diversification. Our purchases during the investment phase primarily focused on bonds that we believed would achieve the portfolio's objectives of providing attractive monthly income exempt from regular federal and New York taxes and attractive after-tax total returns over the long term. This included bonds at the longer end of the maturity spectrum that offered good call protection and diversification in terms of credit quality and sector, such as general and limited tax obligation, health care, multi-family housing, education, and transportation.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

                                                            Nuveen Investments 5

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 9/30/09

                                                           1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------------
NNY(3)                                                     13.00%    4.47%     5.26%
NYV(3)                                                     12.99%*    N/A       N/A
NNP                                                        21.05%    5.11%     7.29%
NAN                                                        20.29%    4.87%     7.41%
NXK                                                        20.06%    5.18%      N/A

Standard & Poor's (S&P) New York Municipal Bond Index(4)   14.63%    4.89%     5.84%
Lipper New York Municipal Debt Funds Average(5)            17.47%    4.03%     6.29%

Standard & Poor's (S&P) National Municipal Bond Index(6)   14.42%    4.70%     5.74%
Barclays Capital Municipal Bond Index(7)                   14.85%    4.78%     5.77%
------------------------------------------------------------------------------------

For the twelve months ended September 30, 2009, the total returns on common share net asset value (NAV) for NNP, NAN and NXK exceeded the returns for the Standard & Poor's (S&P) New York Municipal Bond Index, the S&P National Municipal Bond Index, the national Barclays Capital Municipal Bond Index and the average return for the Lipper New York Municipal Debt Funds Average. NNY lagged all of these measures over the same time period. As noted in the accompanying footnotes, NYV's return represents the approximately five-month period between its inception and September 30, 2009.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important factor affecting the Funds' performances over this period. The primary reason that the return on NNY trailed those of the other Funds for the twelve-month period was that this Fund does not use leverage. The impact of leverage is discussed in more detail on page seven.

During this period, we saw prices rise and yields decline for many municipal securities. Especially those at the longer end of the municipal yield curve. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, particularly those maturing in 20 years or more, benefited the most from this interest rate environment. These bonds generally outperformed credits with shorter maturities, with bonds maturing in one to two years posting the weakest returns for the period. Overall, duration positioning was a positive contributor to these Funds' returns, due largely to the fact that they were underweighted in the underperforming shorter part of the yield curve.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

* NYV's cumulative return represents the period from its inception on April 28, 2009, through September 30, 2009.

(3) NNY and NYV are unleveraged Funds; the remaining three Funds in this report are leveraged.

(4) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(5) The Lipper New York Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 17 funds; 5-year, 17 funds; and 10-year, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(7) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses, and the index is not available for direct investment.

6 Nuveen Investments

While duration played an important role in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebal-ance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new municipal paper declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited greatly from their allocations of bonds rated BBB and below and non-rated bonds, especially their overweighting of the BBB category.

Holdings that generally contributed positively to the Funds' performances included industrial development revenue (IDR), housing, water and sewer, education and health care bonds, all of which outperformed the general municipal market during this period. In general, the Funds had relatively heavy weightings in housing, health care and education, which benefited their performances during this period. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement were also among the strongest performers.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. As of September 30, 2009, these Funds were generally relatively underweighted in this category, which lessened the negative impact of these holdings. Other market segments that detracted from performance included resource recovery and leasing bonds, the only two revenue sectors that failed to outperform the overall municipal market during this period. General obligation bonds also struggled to keep pace with the municipal market return for the twelve months.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage (NNY and NYN are unleveraged). The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the

                                                            Nuveen Investments 7
use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page six.

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of September 30, 2009,

8 Nuveen Investments
the amounts of auction rate preferred securities redeemed, at par, by each of the Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NNP                                              $ 36,650,000             29.49%
NAN                                              $ 17,600,000             25.51%
NXK                                              $ 12,900,000             27.45%
--------------------------------------------------------------------------------

On November 16, 2009, subsequent to the reporting period, NAN filed with the Securities and Exchange Commission a registration statement seeking to register municipal term preferred shares (MTP), a new form of closed-end fund preferred shares. This registration statement, if declared effective by the SEC, may enable the Fund to issue to the public shares of MTP to refinance all or a portion of NAN's auction rate preferred shares. The issuance of MTP by NAN is subject to market conditions, the receipt of ratings, and on final approval by NAN's Board of Trustees. There is no assurance that MTP will be issued.

The Funds, their Board of Directors/Trustees and Fund Management continue to work to resolve this situation. Some Funds have issued Variable Rate Demand Preferred Shares, but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. The Funds also have tried to develop other forms of preferred stock that have longer terms and do not require a Fund to obtain and pay for the services of an external liquidity provider. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of September 30, 2009, 78 out of 88 Nuveen closed-end municipal funds have redeemed, at par, all or a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 9

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended September 30, 2009, NNP had three monthly dividend increases, while NAN and NXK each had two monthly dividend increases. The dividend of NNY remained stable throughout the period. NYV, which was introduced in April 2009, paid its initial monthly dividend distribution effective June 2009 and maintained a stable dividend through the remainder of the reporting period.

As the result of normal portfolio activity, common shareholders of these Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                                       SHORT-TERM CAPITAL GAINS
                        LONG-TERM CAPITAL GAINS          AND/OR ORDINARY INCOME
FUND                                (PER SHARE)                      (PER SHARE)
--------------------------------------------------------------------------------
NNY                                   $ 0.0628                         $ 0.0354
NNP                                   $ 0.0751                         $ 0.0558
NAN                                   $ 0.0353                         $ 0.0525
NXK                                   $ 0.0822                         $ 0.0566
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2009, all of the Funds in this report had positive UNII balances for tax purposes. NNY, NNP, NAN and NXK had positive UNII balances and NYV had a negative UNII balance for financial statement purposes.

10 Nuveen Investments

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of September 30, 2009, the following Funds cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds' repurchase program, NNY, NYV and NAN have not repurchased any of their outstanding common shares.

                                    COMMON SHARES               % OF OUTSTANDING
FUND                                  REPURCHASED                  COMMON SHARES
--------------------------------------------------------------------------------
NNP                                        27,800                           0.2%
NXK                                         7,200                           0.1%
--------------------------------------------------------------------------------

During the twelve-month reporting period, the Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                           WEIGHTED AVERAGE     WEIGHTED AVERAGE
                           COMMON SHARES    PRICE PER SHARE   DISCOUNT PER SHARE
FUND                         REPURCHASED        REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NNP                               27,800            $ 11.10               19.25%
NXK                                7,200            $ 10.62               18.33%
--------------------------------------------------------------------------------

As of September 30, 2009, the Funds' common share prices were trading at discounts (-) to their common share NAVs as shown in the accompanying table.

                                                   9/30/09  TWELVE-MONTH AVERAGE
                                               (-)DISCOUNT           (-)DISCOUNT
--------------------------------------------------------------------------------
NNY                                                 -4.04%               -3.26%
NYV                                                 -6.73%               -4.45%*
NNP                                                 -5.50%              -13.88
NAN                                                 -9.72%              -13.23
NXK                                                 -9.15%              -14.04
--------------------------------------------------------------------------------

* NNY's average discount represents the period from its inception on April 28, 2009, through September 30, 2009.

                                                           Nuveen Investments 11

NNY Performance OVERVIEW | Nuveen New York Municipal Value Fund, Inc. as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    9.51
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $    9.91
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.04%
--------------------------------------------------------------------------------
Market Yield                                                               4.48%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.68%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 150,063
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.26
--------------------------------------------------------------------------------
Modified Duration                                                          4.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        11.78%      13.00%
--------------------------------------------------------------------------------
5-Year                                                         5.71%       4.47%
--------------------------------------------------------------------------------
10-Year                                                        6.04%       5.26%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.2%
--------------------------------------------------------------------------------
Health Care                                                                11.7%
--------------------------------------------------------------------------------
Transportation                                                              8.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             6.5%
--------------------------------------------------------------------------------
Utilities                                                                   6.3%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.4%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    3.7%
--------------------------------------------------------------------------------
Other                                                                       9.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   29%
AA                                                                           40%
A                                                                            15%
BBB                                                                           9%
BB or Lower                                                                   3%
N/R                                                                           4%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Oct                                                                    $  0.0355
Nov                                                                       0.0355
Dec                                                                       0.0355
Jan                                                                       0.0355
Feb                                                                       0.0355
Mar                                                                       0.0355
Apr                                                                       0.0355
May                                                                       0.0355
Jun                                                                       0.0355
Jul                                                                       0.0355
Aug                                                                       0.0355
Sep                                                                       0.0355

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
10/01/08                                                               $     9.1
                                                                            8.97
                                                                            7.89
                                                                             8.1
                                                                          8.5099
                                                                            8.61
                                                                            8.61
                                                                            8.51
                                                                            8.17
                                                                            8.36
                                                                            8.35
                                                                            8.35
                                                                            8.58
                                                                            8.45
                                                                             8.9
                                                                               9
                                                                            8.95
                                                                            8.95
                                                                            8.98
                                                                            9.07
                                                                            9.13
                                                                            8.82
                                                                            8.95
                                                                             8.8
                                                                               9
                                                                          8.9399
                                                                            8.99
                                                                               9
                                                                            8.95
                                                                          9.0367
                                                                          9.1907
                                                                            9.32
                                                                            9.35
                                                                            9.38
                                                                            9.37
                                                                            9.34
                                                                             9.3
                                                                             9.1
                                                                          9.0999
                                                                            9.09
                                                                            9.18
                                                                            9.07
                                                                            9.12
                                                                            9.13
                                                                            9.34
                                                                            9.25
                                                                            9.31
                                                                          9.5499
                                                                            9.74
                                                                            9.58
                                                                            9.53
                                                                            9.57
                                                                            9.64
9/30/09                                                                     9.51

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0982 per share.

(3)   Excluding Euro Dollar Time Deposit.

12 Nuveen Investments

NYV Performance OVERVIEW | Nuveen New York Municipal Value Fund 2, Inc. as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   17%
AA                                                                           32%
A                                                                            25%
BBB                                                                          16%
BB or Lower                                                                   3%
N/R                                                                           7%

2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE


                                  [BAR CHART]

Jun                                                                    $   0.064
Jul                                                                        0.064
Aug                                                                        0.064
Sep                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
5/01/09                                                                $   14.75
                                                                           14.63
                                                                           13.85
                                                                            13.6
                                                                         13.7992
                                                                            13.8
                                                                           13.26
                                                                           13.12
                                                                           13.28
                                                                            13.4
                                                                           13.72
                                                                           13.73
                                                                           13.85
                                                                            14.1
                                                                           14.11
                                                                              14
                                                                           14.01
                                                                         14.0501
                                                                         14.2165
                                                                           14.42
                                                                            14.7
                                                                            14.9
9/30/09                                                                    14.84

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.84
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  15.91
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.73%
--------------------------------------------------------------------------------
Market Yield                                                               5.18%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.72%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 37,347
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          26.54
--------------------------------------------------------------------------------
Modified Duration                                                          8.84
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
Since Inception                                                0.73%      12.99%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.2%
--------------------------------------------------------------------------------
Health Care                                                                18.8%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        12.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.7%
--------------------------------------------------------------------------------
Transportation                                                             10.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.9%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    4.4%
--------------------------------------------------------------------------------
Other                                                                       9.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Euro Dollar Time Deposit.

                                                           Nuveen Investments 13

NNP Performance OVERVIEW | Nuveen New York Plus Performance Municipal Fund, Inc. as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   14.77
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.50%
--------------------------------------------------------------------------------
Market Yield                                                               5.44%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.11%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 235,108
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        42.29%      21.05%
--------------------------------------------------------------------------------
5-Year                                                         5.38%       5.11%
--------------------------------------------------------------------------------
10-Year                                                        6.52%       7.29%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     24.3%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.8%
--------------------------------------------------------------------------------
Transportation                                                              6.8%
--------------------------------------------------------------------------------
Utilities                                                                   5.4%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         3.8%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    3.6%
--------------------------------------------------------------------------------
Other                                                                      13.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           39%
A                                                                            12%
BBB                                                                          13%
BB or Lower                                                                   2%
N/R                                                                           2%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Oct                                                                   $    0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                       0.0595
Apr                                                                       0.0595
May                                                                       0.0645
Jun                                                                       0.0645
Jul                                                                       0.0645
Aug                                                                       0.0645
Sep                                                                        0.067

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                              $    11.39
                                                                           11.25
                                                                            8.73
                                                                            9.94
                                                                           11.03
                                                                           10.89
                                                                           11.39
                                                                           10.59
                                                                            9.72
                                                                           10.06
                                                                            9.46
                                                                             8.6
                                                                            9.82
                                                                         10.1099
                                                                           10.63
                                                                           11.92
                                                                           11.54
                                                                           11.53
                                                                            11.7
                                                                           12.06
                                                                           11.89
                                                                           11.51
                                                                           11.61
                                                                           10.92
                                                                           11.46
                                                                           11.53
                                                                           11.73
                                                                           11.95
                                                                           12.45
                                                                           12.13
                                                                           12.33
                                                                            12.3
                                                                           12.87
                                                                           12.77
                                                                            12.9
                                                                         12.7732
                                                                           12.71
                                                                           12.34
                                                                           12.48
                                                                          12.546
                                                                           12.93
                                                                           13.05
                                                                           13.03
                                                                           13.23
                                                                         13.7211
                                                                           13.94
                                                                           13.91
                                                                           14.06
                                                                           14.14
                                                                           14.26
                                                                            14.7
                                                                           14.85
                                                                         14.7673
9/30/09                                                                    14.77

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1309 per share.

(3)   Excluding Euro Dollar Time Deposit.

14 Nuveen Investments

NAN Performance OVERVIEW | Nuveen New York Dividend Advantage Municipal Fund as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          18%
AA                                                                           36%
A                                                                            23%
BBB                                                                          13%
BB or Lower                                                                   4%
N/R                                                                           6%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Oct                                                                   $    0.059
Nov                                                                        0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                       0.0645

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                              $     11.3
                                                                           11.12
                                                                            8.03
                                                                            9.65
                                                                            10.5
                                                                           10.46
                                                                           10.68
                                                                           10.09
                                                                            9.05
                                                                            9.41
                                                                            9.16
                                                                            8.41
                                                                            9.18
                                                                             9.5
                                                                           10.09
                                                                           10.95
                                                                              11
                                                                            11.1
                                                                           11.59
                                                                           11.45
                                                                           11.75
                                                                           11.01
                                                                          11.416
                                                                           10.49
                                                                           10.92
                                                                           10.89
                                                                         11.2399
                                                                           11.44
                                                                           11.75
                                                                           11.55
                                                                           11.75
                                                                           12.01
                                                                           12.12
                                                                           12.26
                                                                           12.11
                                                                           12.14
                                                                           12.14
                                                                           11.75
                                                                           11.69
                                                                           11.88
                                                                           11.88
                                                                           12.25
                                                                           12.26
                                                                           12.43
                                                                           12.75
                                                                           12.75
                                                                           12.82
                                                                          12.798
                                                                           12.79
                                                                           13.05
                                                                           13.08
                                                                           13.15
                                                                           13.38
9/30/09                                                                    13.38

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.38
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.82
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.72%
--------------------------------------------------------------------------------
Market Yield                                                               5.78%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 137,268
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.20
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        26.58%      20.29%
--------------------------------------------------------------------------------
5-Year                                                         4.08%       4.87%
--------------------------------------------------------------------------------
10-Year                                                        5.65%       7.41%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.4%
--------------------------------------------------------------------------------
Health Care                                                                20.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.8%
--------------------------------------------------------------------------------
Transportation                                                              7.9%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.7%
--------------------------------------------------------------------------------
Long-Term Care                                                              3.8%
--------------------------------------------------------------------------------
Utilities                                                                   3.6%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    4.2%
--------------------------------------------------------------------------------
Other                                                                      11.6%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0878 per share.

(3)   Excluding Euro Dollar Time Deposit.

                                                           Nuveen Investments 15

NXK Performance OVERVIEW | Nuveen New York Dividend Advantage Municipal Fund 2 as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.41
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.15%
--------------------------------------------------------------------------------
Market Yield                                                               5.86%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.73%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 95,751
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.62
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        29.95%      20.06%
--------------------------------------------------------------------------------
5-Year                                                         4.57%       5.18%
--------------------------------------------------------------------------------
Since Inception                                                5.18%       6.65%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.6%
--------------------------------------------------------------------------------
Health Care                                                                16.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.2%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.1%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    2.0%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   18%
AA                                                                           32%
A                                                                            24%
BBB                                                                          12%
BB or Lower                                                                   4%
N/R                                                                          10%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]
Oct                                                                   $    0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                        0.058
Apr                                                                        0.058
May                                                                       0.0645
Jun                                                                       0.0645
Jul                                                                       0.0645
Aug                                                                       0.0645
Sep                                                                       0.0655

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
10/01/08                                                              $    10.89
                                                                           10.61
                                                                           7.822
                                                                            9.41
                                                                            10.6
                                                                           10.45
                                                                           10.55
                                                                           10.06
                                                                            8.85
                                                                            9.27
                                                                            8.81
                                                                          8.7499
                                                                            8.91
                                                                            9.47
                                                                            9.89
                                                                           10.92
                                                                           10.55
                                                                           10.53
                                                                          10.992
                                                                           11.08
                                                                           11.42
                                                                           10.95
                                                                          11.055
                                                                           11.12
                                                                           11.12
                                                                         11.2605
                                                                         11.1501
                                                                           11.12
                                                                           11.23
                                                                            11.3
                                                                            11.9
                                                                           12.15
                                                                           12.15
                                                                            12.5
                                                                           12.12
                                                                           12.16
                                                                           12.18
                                                                           11.73
                                                                           11.64
                                                                           11.92
                                                                            11.9
                                                                          12.094
                                                                           12.14
                                                                           12.28
                                                                           12.68
                                                                           12.65
                                                                            12.8
                                                                         12.7713
                                                                           13.14
                                                                           12.53
                                                                           13.11
                                                                           13.15
                                                                          13.374
9/30/09                                                                    13.41

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1388 per share.

(3)   Excluding Euro Dollar Time Deposit.

16 Nuveen Investments

NNY NNP | Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3 The meeting was subsequently adjourned to June 17, 2009, and additionally adjourned to July 24, 2009; the meeting for NXK was also adjourned to September 1, 2009.

                                                                                         NNY                     NNP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Common and
                                                                                                        Preferred       Preferred
                                                                                                    shares voting   shares voting
                                                                                                      together as     together as
                                                                                    Common shares        a class          a class
---------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN BELOW INVESTMENT GRADE SECURITIES.
   For                                                                                  7,668,519              --              --
   Against                                                                                956,668              --              --
   Abstain                                                                                355,903              --              --
   Broker Non-Votes                                                                     2,399,190              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
TAX-EXEMPT MUNICIPAL SECURITIES RATED WITHIN THE FOUR HIGHEST GRADES AND
UNRATED MUNICIPAL BONDS.
   For                                                                                         --       7,268,623           1,895
   Against                                                                                     --         653,402             164
   Abstain                                                                                     --         244,061              12
   Broker Non-Votes                                                                            --       2,321,999             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,488,085           2,328
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN TAX-EXEMPT MUNICIPAL BONDS.
   For                                                                                         --              --              --
   Against                                                                                     --              --              --
   Abstain                                                                                     --              --              --
   Broker Non-Votes                                                                            --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS OF AT LEAST 80% OF ITS NET ASSETS IN INVESTMENT GRADE QUALITY
MUNICIPAL BONDS.
   For                                                                                         --              --              --
   Against                                                                                     --              --              --
   Abstain                                                                                     --              --              --
   Broker Non-Votes                                                                            --              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO INVESTING
IN MUNICIPAL BONDS RATED WITHIN THE FOUR HIGHEST GRADES.
   For                                                                                  7,656,474              --              --
   Against                                                                                963,007              --              --
   Abstain                                                                                361,609              --              --
   Broker Non-Votes                                                                     2,399,190              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280              --              --
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN BELOW INVESTMENT GRADE SECURITIES.
   For                                                                                  7,635,434              --              --
   Against                                                                                960,273              --              --
   Abstain                                                                                385,383              --              --
   Broker Non-Votes                                                                     2,399,190              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280              --              --
=================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                                                                  7,742,344       7,325,168           1,896
   Against                                                                                875,421         605,158             153
   Abstain                                                                                363,324         235,759              22
   Broker Non-Votes                                                                     2,399,191       2,322,000             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================

                                                           Nuveen Investments 17

                                                                                         NNY                     NNP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Common and
                                                                                                        Preferred       Preferred
                                                                                                    shares voting   shares voting
                                                                                                      together as     together as
                                                                                    Common shares         a class         a class
---------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING
TO COMMODITIES.
   For                                                                                  7,669,859       7,260,422           1,882
   Against                                                                                924,484         658,580             170
   Abstain                                                                                386,746         247,083              19
   Broker Non-Votes                                                                     2,399,191       2,322,000             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES
FOR THE FUND.
   For                                                                                  7,616,602       7,262,203           1,882
   Against                                                                                947,959         641,755             170
   Abstain                                                                                416,528         262,128              19
   Broker Non-Votes                                                                     2,399,191       2,321,999             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO SHORT
SALES.
   For                                                                                  7,658,356       7,316,745           1,898
   Against                                                                                952,980         590,584             165
   Abstain                                                                                369,753         258,756               8
   Broker Non-Votes                                                                     2,399,191       2,322,000             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
DERIVATIVES.
   For                                                                                  7,595,445       7,279,025           1,893
   Against                                                                                978,381         627,087             160
   Abstain                                                                                407,263         259,973              18
   Broker Non-Votes                                                                     2,399,191       2,322,000             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                                  7,756,315       7,323,186           1,899
   Against                                                                                873,665         604,092             153
   Abstain                                                                                351,109         238,807              19
   Broker Non-Votes                                                                     2,399,191       2,322,000             257
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               11,380,280      10,488,085           2,328
=================================================================================================================================

18 Nuveen Investments

                                                                                         NNY                     NNP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Common and
                                                                                                        Preferred       Preferred
                                                                                                    shares voting   shares voting
                                                                                                      together as     together as
                                                                                    Common shares         a class         a class
---------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                                         --       9,566,313              --
   Withhold                                                                                    --         495,404              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,061,717              --
=================================================================================================================================
Robert P. Bremner
   For                                                                                 10,054,400       9,532,930              --
   Withhold                                                                               561,189         528,787              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               10,615,589      10,061,717              --
=================================================================================================================================
Jack B. Evans
   For                                                                                 10,035,058       9,556,922              --
   Withhold                                                                               580,531         504,795              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               10,615,589      10,061,717              --
=================================================================================================================================
William C. Hunter
   For                                                                                         --              --           1,673
   Withhold                                                                                    --              --             167
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --              --           1,840
=================================================================================================================================
David J. Kundert
   For                                                                                         --       9,542,906              --
   Withhold                                                                                    --         518,811              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,061,717              --
=================================================================================================================================
William J. Schneider
   For                                                                                 10,056,524              --           1,673
   Withhold                                                                               559,065              --             167
---------------------------------------------------------------------------------------------------------------------------------
    Total                                                                              10,615,589              --           1,840
=================================================================================================================================
Judith M. Stockdale
   For                                                                                         --       9,502,621              --
   Withhold                                                                                    --         559,096              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,061,717              --
=================================================================================================================================
Carole E. Stone
   For                                                                                         --       9,544,968              --
   Withhold                                                                                    --         516,749              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,061,717              --
=================================================================================================================================
Terence J. Toth
   For                                                                                         --       9,538,238              --
   Withhold                                                                                    --         523,479              --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --      10,061,717              --
=================================================================================================================================

                                                           Nuveen Investments 19

                                                                       NAN                             NXK
-----------------------------------------------------------------------------------------------------------------------
                                                             Common and                      Common and
                                                              Preferred       Preferred       Preferred       Preferred
                                                          shares voting   shares voting   shares voting   shares voting
                                                            together as     together as     together as     together as
                                                                a class         a class         a class         a class
-----------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN BELOW INVESTMENT
GRADE SECURITIES.
   For                                                        4,676,107           1,453              --              --
   Against                                                      500,969             115              --              --
   Abstain                                                      204,535              12              --              --
   Broker Non-Votes                                           1,499,130              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,880,741           1,580              --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN TAX-EXEMPT MUNICIPAL
SECURITIES RATED WITHIN THE FOUR HIGHEST GRADES
AND UNRATED MUNICIPAL BONDS.
   For                                                               --                 --           --              --
   Against                                                           --                 --           --              --
   Abstain                                                           --                 --           --              --
   Broker Non-Votes                                                  --                 --           --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --                 --           --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN TAX-EXEMPT
MUNICIPAL BONDS.
   For                                                        4,693,830              1,448    3,296,425             851
   Against                                                      500,384                120      337,837              59
   Abstain                                                      184,237                 12      157,345               2
   Broker Non-Votes                                           1,502,290                 --    1,117,068              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,880,741              1,580    4,908,675             912
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS OF AT LEAST 80% OF
ITS NET ASSETS IN INVESTMENT GRADE QUALITY MUNICIPAL
BONDS.
   For                                                        4,657,953              1,453           --              --
   Against                                                      513,879                115           --              --
   Abstain                                                      206,619                 12           --              --
   Broker Non-Votes                                           1,502,290                 --           --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,880,741              1,580           --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTING IN MUNICIPAL BONDS
RATED WITHIN THE FOUR HIGHEST GRADES.
   For                                                               --                 --           --              --
   Against                                                           --                 --           --              --
   Abstain                                                           --                 --           --              --
   Broker Non-Votes                                                  --                 --           --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --                 --           --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENT IN BELOW INVESTMENT
GRADE SECURITIES.
   For                                                               --                 --           --              --
   Against                                                           --                 --           --              --
   Abstain                                                           --                 --           --              --
   Broker Non-Votes                                                  --                 --           --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --                 --           --              --
=======================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                        4,723,120              1,453    3,312,281             870
   Against                                                      427,066                115      315,218              41
   Abstain                                                      228,265                 12      164,108               1
   Broker Non-Votes                                           1,502,290                 --    1,117,068              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,880,741              1,580    4,908,675             912
=======================================================================================================================

20 Nuveen Investments

                                                                       NAN                             NXK
-----------------------------------------------------------------------------------------------------------------------
                                                             Common and                      Common and
                                                              Preferred       Preferred       Preferred       Preferred
                                                          shares voting   shares voting   shares voting   shares voting
                                                            together as     together as     together as     together as
                                                                a class         a class         a class         a class
-----------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                               --              --              --              --
   Against                                                           --              --              --              --
   Abstain                                                           --              --              --              --
   Broker Non-Votes                                                  --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
  Total                                                              --              --              --              --
=======================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES FOR THE FUND.
   For                                                               --              --              --              --
   Against                                                           --              --              --              --
   Abstain                                                           --              --              --              --
   Broker Non-Votes                                                  --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO SHORT SALES.
   For                                                               --              --              --              --
   Against                                                           --              --              --              --
   Abstain                                                           --              --              --              --
   Broker Non-Votes                                                  --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO DERIVATIVES.
   For                                                               --              --              --              --
   Against                                                           --              --              --              --
   Abstain                                                           --              --              --              --
   Broker Non-Votes                                                  --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                               --              --              --              --
   Against                                                           --              --              --              --
   Abstain                                                           --              --              --              --
   Broker Non-Votes                                                  --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================

                                                           Nuveen Investments 21

                                                                       NAN                             NXK
-----------------------------------------------------------------------------------------------------------------------
                                                             Common and                      Common and
                                                              Preferred       Preferred       Preferred       Preferred
                                                          shares voting   shares voting   shares voting   shares voting
                                                            together as     together as     together as     together as
                                                                a class         a class         a class         a class
-----------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                               --              --              --              --
   Withhold                                                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
Robert P. Bremner
   For                                                        5,936,505              --       4,017,046              --
   Withhold                                                     320,227              --         355,095              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,256,732              --       4,372,141              --
=======================================================================================================================
Jack B. Evans
   For                                                        5,937,362              --       4,017,046              --
   Withhold                                                     319,370              --         355,095              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                      6,256,732              --       4,372,141              --
=======================================================================================================================
William C. Hunter
   For                                                               --           1,016              --             532
   Withhold                                                          --             109              --              32
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --           1,125              --             564
=======================================================================================================================
David J. Kundert
   For                                                               --              --              --              --
   Withhold                                                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
William J. Schneider
   For                                                               --           1,016              --             532
   Withhold                                                          --             109              --              32
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --           1,125              --             564
=======================================================================================================================
Judith M. Stockdale
   For                                                               --              --              --              --
   Withhold                                                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
Carole E. Stone
   For                                                               --              --              --              --
   Withhold                                                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================
Terence J. Toth
   For                                                               --              --              --              --
   Withhold                                                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                             --              --              --              --
=======================================================================================================================

22 Nuveen Investments

Report of Independent Registered Public Accounting Firm

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND 2
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 (the "Funds") as of September 30, 2009, and the related statements of operations, cash flows (New York Performance Plus, New York Dividend Advantage, and New York Dividend Advantage 2 only), changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2009, the results of their operations and cash flows (New York Performance Plus, New York Dividend Advantage, and New York Dividend Advantage 2 only), the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                             [Ernst & Young LLP]

Chicago, Illinois
November 25, 2009

                                                           Nuveen Investments 23

NNY | Nuveen New York Municipal Value Fund, Inc.
    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 1.2% (1.2% OF TOTAL INVESTMENTS)
$            275   New York City Industrial Development Agency, New York,            9/15 at 100.00           BB+   $       191,230
                      Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                      5.000%, 9/01/35
           1,950   Seneca Nation of Indians Capital Improvements Authority, New      6/17 at 100.00            BB         1,638,000
                      York, Special Obligation Bonds, Series 2007A, 5.000%,
                      12/01/23
------------------------------------------------------------------------------------------------------------------------------------
           2,225   Total Consumer Discretionary                                                                           1,829,230
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 1.3% (1.3% OF TOTAL INVESTMENTS)
             225   New York Counties Tobacco Trust II, Tobacco Settlement            6/11 at 101.00           BBB           220,282
                      Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
             390   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00           BBB           390,020
                      Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
             165   Rensselaer Tobacco Asset Securitization Corporation, New          6/12 at 100.00           BBB           160,677
                      York, Tobacco Settlement Asset-Backed Bonds, Series
                      2001A, 5.200%, 6/01/25
                   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
                   2006:
             900      4.750%, 6/01/22                                                6/16 at 100.00           BBB           901,980
             345      5.000%, 6/01/26                                                6/16 at 100.00           BBB           326,304
------------------------------------------------------------------------------------------------------------------------------------
           2,025   Total Consumer Staples                                                                                 1,999,263
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 7.8% (7.8% OF TOTAL
                      INVESTMENTS)
             275   Albany Industrial Development Agency, New York, Revenue           7/17 at 100.00           BBB           257,989
                      Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31
             115   Albany Industrial Development Agency, New York, Revenue           4/17 at 100.00           N/R            91,308
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/37
              90   Cattaraugus County Industrial Development Agency, New York,       5/16 at 100.00          BBB-            80,863
                      Revenue Bonds, St. Bonaventure  University, Series 2006,
                      5.000%, 5/01/23
           1,175   Dormitory Authority of the State of New York, General             7/17 at 100.00          BBB-         1,088,814
                      Revenue Bonds, Manhattan College, Series 2007A, 5.000%,
                      7/01/41 - RAAI Insured
             800   Dormitory Authority of the State of New York, Insured             7/11 at 102.00          BBB-           817,128
                      Revenue Bonds, D'Youville College, Series 2001, 5.250%,
                      7/01/20 - RAAI Insured
             505   Dormitory Authority of the State of New York, Lease Revenue       7/15 at 100.00           AA-           516,868
                      Bonds, State University Dormitory Facilities, Series
                      2004A, 5.000%, 7/01/29 - NPFG Insured
           1,250   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 101.00          BBB-         1,263,438
                      Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
                      - RAAI Insured
                   Dormitory Authority of the State of New York, Second General
                   Resolution Consolidated Revenue Bonds, City University
                   System, Series 1993A:
           1,000      5.750%, 7/01/18                                                  No Opt. Call           AA-         1,153,480
           1,400      6.000%, 7/01/20                                                  No Opt. Call           AA-         1,648,024
             575   Dutchess County Industrial Development Agency, New York,          8/17 at 100.00          Baa1           495,512
                      Civic Facility Revenue Bonds, Bard College Project,
                      Series 2007-A2, 4.500%, 8/01/36
             265   Hempstead Town Industrial Development Agency, New York,          10/15 at 100.00             A           272,462
                      Revenue Bonds, Adelphi University, Civic Facility
                      Project, Series 2005, 5.000%, 10/01/35
             245   New York City Industrial Development Agency, New York, Civic     10/14 at 100.00            A-           240,541
                      Facility Revenue Bonds, St. Francis College, Series 2004,
                      5.000%, 10/01/34
           1,100   New York City Industrial Development Agency, New York, Civic      2/11 at 100.00            A-         1,114,366
                      Facility Revenue Bonds, YMCA of Greater New York, Series
                      2002, 5.250%, 8/01/21
           1,175   New York City Industrial Development Agency, New York, PILOT      1/17 at 100.00           BBB         1,089,190
                      Revenue Bonds, Queens Baseball Stadium Project, Series
                      2006, 4.750%, 1/01/42 - AMBAC Insured
           1,610   New York City Industrial Development Authority, New York,         9/16 at 100.00          BBB-         1,425,623
                      PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                      4.500%, 3/01/39 - FGIC Insured
             170   Seneca County Industrial Development Authority, New York,        10/17 at 100.00           BBB           152,476
                      Revenue Bonds, New York Chiropractic College, Series
                      2007, 5.000%, 10/01/27
------------------------------------------------------------------------------------------------------------------------------------
          11,750   Total Education and Civic Organizations                                                               11,708,082
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 1.2% (1.2% OF TOTAL INVESTMENTS)
$            400   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1   $       412,096
                      Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
           1,305   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,394,549
                      Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
           1,705   Total Financials                                                                                       1,806,645
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 11.7% (11.7% OF TOTAL INVESTMENTS)
             490   Cattaraugus County Industrial Development Agency, New York,       2/10 at 101.00            A+           493,763
                      Revenue Bonds, Olean General Hospital, Series 1998A,
                      5.250%, 8/01/23
           1,005   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A         1,049,371
                      Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                      5.000%, 8/01/29 - FGIC Insured
             700   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A           745,059
                      Revenue Bonds, Montefiore Medical Center, Series 2005,
                      5.000%, 2/01/22 - FGIC Insured
           1,800   Dormitory Authority of the State of New York, FHA-Insured         8/15 at 100.00            A-         1,859,616
                      Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                      4.900%, 8/15/31
           1,250   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00          BBB+         1,275,413
                      Catholic Health Services of Long Island Obligated Group -
                      St. Catherine of Siena Medical Center, Series 2000A,
                      6.500%, 7/01/20
           2,350   Dormitory Authority of the State of New York, Revenue Bonds,      7/16 at 100.00            AA         2,450,980
                      Memorial Sloan Kettering Cancer Center, Series 2006-1,
                      5.000%, 7/01/35
           1,000   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00            A2         1,023,620
                      Mount Sinai NYU Health Obligated Group, Series 2000A,
                      6.500%, 7/01/25
             250   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 100.00            A2           250,148
                      Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
           1,595   Dormitory Authority of the State of New York, Revenue Bonds,      8/14 at 100.00           AAA         1,745,440
                      New York and Presbyterian Hospital, Series 2004A, 5.250%,
                      8/15/15 - FSA Insured
             500   Dormitory Authority of the State of New York, Revenue Bonds,      7/13 at 100.00          Baa1           501,970
                      South Nassau Communities Hospital, Series 2003B, 5.500%,
                      7/01/23
             500   Dormitory Authority of the State of New York, Revenue Bonds,      7/13 at 100.00          Baa1           475,080
                      Winthrop-South Nassau University Hospital Association,
                      Series 2003A, 5.500%, 7/01/32
             290   Livingston County Industrial Development Agency, New York,        7/10 at 100.00            BB           250,256
                      Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                      Series 2005, 6.000%, 7/01/30
                   Madison County Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Oneida Health System, Series
                   2007A:
             280      5.250%, 2/01/27                                                  No Opt. Call          BBB-           257,818
             260      5.500%, 2/01/32                                                  No Opt. Call          BBB-           238,714
             360   Nassau County Industrial Development Agency, New York,              No Opt. Call          Baa1           371,808
                      Revenue Refunding Bonds, North Shore Health System
                      Obligated Group, Series 2001B, 5.875%, 11/01/11
             500   New York City Health and Hospitals Corporation, New York,         2/10 at 100.00            A+           504,485
                      Health System Revenue Bonds, Series 1999A, 5.125%,
                      2/15/14 - AMBAC Insured
                   New York City Health and Hospitals Corporation, New York,
                   Health System Revenue Bonds, Series 2003A:
           1,175      5.250%, 2/15/21 - AMBAC Insured                                2/13 at 100.00            A+         1,225,936
           1,000      5.250%, 2/15/22 - AMBAC Insured                                2/13 at 100.00            A+         1,041,420
             480   New York City Industrial Development Agency, New York, Civic      7/12 at 100.00           Ba2           447,533
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2001B, 6.375%, 7/01/31
             240   New York City Industrial Development Agency, New York, Civic      7/12 at 101.00           Ba2           223,634
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2002C, 6.450%, 7/01/32
             660   Newark-Wayne Community Hospital, New York, Hospital Revenue       3/10 at 100.00           N/R           660,132
                      Refunding and Improvement Bonds, Series 1993A, 7.600%,
                      9/01/15
             500   Yonkers Industrial Development Agency, New York, Revenue          7/11 at 101.00            B-           461,410
                      Bonds, St. John's Riverside Hospital, Series 2001A,
                      7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
          17,185   Total Health Care                                                                                     17,553,606
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 5.4% (5.4% OF TOTAL INVESTMENTS)
$            400   East Syracuse Housing Authority, New York, FHA-Insured            4/10 at 102.00           AAA   $       412,448
                      Section 8 Assisted Revenue Refunding Bonds, Bennet
                      Project, Series 2001A, 6.700%, 4/01/21
           1,690   New York City Housing Development Corporation, New York,          7/15 at 100.00           AA+         1,794,712
                      Capital Fund Program Revenue Bonds, Series 2005A, 5.000%,
                      7/01/25 - FGIC Insured
                   New York City Housing Development Corporation, New York,
                   Multifamily Housing Revenue Bonds, Series 2001A:
           1,000      5.400%, 11/01/21                                               5/11 at 101.00            AA         1,026,120
           1,000      5.500%, 11/01/31                                               5/11 at 101.00            AA         1,017,280
           1,000      5.600%, 11/01/42                                               5/11 at 101.00            AA         1,015,550
           1,000   New York City Housing Development Corporation, New York,          5/19 at 100.00            AA         1,040,910
                      Multifamily Housing Revenue Bonds, Series 2009C-1,
                      5.500%, 11/01/34
             440   New York State Housing Finance Agency, Secured Mortgage           8/11 at 100.00           Aa1           448,444
                      Program Multifamily Housing Revenue Bonds, Series 2001E,
                      5.600%, 8/15/20 (Alternative Minimum Tax)
           1,275   Westchester County Industrial Development Agency, New York,       8/11 at 102.00           Aaa         1,337,309
                      GNMA Collateralized Mortgage Loan Revenue Bonds, Living
                      Independently for the Elderly Inc., Series 2001A, 5.375%,
                      8/20/21
------------------------------------------------------------------------------------------------------------------------------------
           7,805   Total Housing/Multifamily                                                                              8,092,773
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 3.9% (3.9% OF TOTAL INVESTMENTS)
             950   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/15 at 100.00           Aa1           907,250
                      Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum
                      Tax)
             370   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/17 at 100.00           Aa1           373,130
                      Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative
                      Minimum Tax)
           3,750   New York State Mortgage Agency, Homeowner Mortgage Revenue        3/10 at 100.50           Aa1         3,771,187
                      Bonds, Series 73A, 5.250%, 10/01/17 (Alternative Minimum
                      Tax)
             840   New York State Mortgage Agency, Mortgage Revenue Bonds,           4/13 at 101.00           Aaa           849,316
                      Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           5,910   Total Housing/Single Family                                                                            5,900,883
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 6.0% (6.0% OF TOTAL INVESTMENTS)
           1,000   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           AAA         1,022,430
                      Mortgage Nursing Home Revenue Bonds, Eger Healthcare
                      Center of Staten Island, Series 1998, 5.100%, 2/01/28
           2,250   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           N/R         2,252,250
                      Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph
                      Gurwin Jewish Geriatric Center of Long Island, Series
                      1997, 5.700%, 2/01/37 - AMBAC Insured
           1,195   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           AA-         1,197,127
                      Mortgage Revenue Bonds, German Masonic Home Corporation,
                      Series 1996, 5.950%, 8/01/26
           2,000   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           AAA         2,003,400
                      Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
                      Series 1996, 6.125%, 2/01/36
             450   Dormitory Authority of the State of New York, GNMA                2/17 at 103.00            A-           466,151
                      Collateralized Revenue Bonds, Cabrini of Westchester
                      Project, Series 2006, 5.200%, 2/15/41
             270   Dormitory Authority of the State of New York, Non-State          11/16 at 100.00            A1           272,554
                      Supported Debt, Ozanam Hall of Queens Nursing Home
                      Revenue Bonds, Series 2006, 5.000%, 11/01/31
             135   Dormitory Authority of the State of New York, Revenue Bonds,      7/15 at 100.00           N/R            88,742
                      Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA
                      Insured
             530   New York City Industrial Development Agency, New York, Civic      7/11 at 101.00           N/R           539,567
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2001A-1, 7.250%, 7/01/16
             820   New York City Industrial Development Agency, New York, Civic      7/16 at 101.00           N/R           748,931
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2008A-1, 5.500%, 7/01/18
             235   Suffolk County Industrial Development Agency, New York,           7/16 at 101.00           N/R           208,802
                      Civic Facility Revenue Bonds, Special Needs Facilities
                      Pooled Program, Series 2008-B1, 5.800%, 7/01/23
             225   Yonkers Industrial Development Agency, New York, Civic            7/16 at 101.00           N/R           199,917
                      Facilities Revenue Bonds, Special Needs Facilities Pooled
                      Program Bonds, Series 2008-C1, 5.800%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
           9,110   Total Long-Term Care                                                                                   8,999,871
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)
$            240   Jefferson County Industrial Development Agency, New York,        12/13 at 100.00           BBB   $       234,384
                      Solid Waste Disposal Revenue Bonds, International Paper
                      Company Project, Series 2003A, 5.200%, 12/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 8.3% (8.2% OF TOTAL INVESTMENTS)
             750   New York City, New York, General Obligation Bonds, Fiscal         8/14 at 100.00            AA           834,578
                      Series 2004C, 5.250%, 8/15/16
           1,000   New York City, New York, General Obligation Bonds, Fiscal        11/14 at 100.00           AAA         1,094,560
                      Series 2004E, 5.000%, 11/01/19 - FSA Insured
           2,000   New York City, New York, General Obligation Bonds, Fiscal         9/15 at 100.00            AA         2,209,720
                      Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
           2,795   New York City, New York, General Obligation Bonds, Fiscal         8/16 at 100.00            AA         3,019,577
                      Series 2007A, 5.000%, 8/01/25
           4,760   New York City, New York, General Obligation Bonds, Series D,     12/17 at 100.00            AA         5,248,325
                      5.125%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
          11,305   Total Tax Obligation/General                                                                          12,406,760
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 23.0% (22.9% OF TOTAL INVESTMENTS)
           1,000   Battery Park City Authority, New York, Senior Revenue Bonds,     11/13 at 100.00           AAA         1,123,540
                      Series 2003A, 5.250%, 11/01/21
             395   Dormitory Authority of the State of New York, Department of       7/15 at 100.00           AA-           422,848
                      Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                      CIFG Insured
             275   Dormitory Authority of the State of New York, State Personal      3/15 at 100.00           AAA           302,731
                      Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                      FSA Insured
             350   Erie County Industrial Development Agency, New York, School       5/14 at 100.00           AAA           373,454
                      Facility Revenue Bonds, Buffalo City School District,
                      Series 2004, 5.750%, 5/01/26 - FSA Insured
                   Metropolitan Transportation Authority, New York, Dedicated
                   Tax Fund Bonds, Series 2002A:
           2,000      5.250%, 11/15/25 - FSA Insured                                11/12 at 100.00           AAA         2,099,040
           1,000      5.000%, 11/15/30                                              11/12 at 100.00            AA         1,020,220
           1,500   Metropolitan Transportation Authority, New York, Dedicated       11/19 at 100.00            AA         1,587,915
                      Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34
           1,000   Metropolitan Transportation Authority, New York, State            7/12 at 100.00           AA-         1,027,410
                      Service Contract Refunding Bonds, Series 2002A, 5.125%,
                      1/01/29
             560   Monroe Newpower Corporation, New York, Power Facilities           1/13 at 102.00           BBB           462,554
                      Revenue Bonds, Series 2003, 5.500%, 1/01/34
                   New York City Sales Tax Asset Receivable Corporation, New
                   York, Dedicated Revenue Bonds, Local Government Assistance
                   Corporation, Series 2004A:
             740      5.000%, 10/15/25 - NPFG Insured                               10/14 at 100.00           AAA           797,875
             550      5.000%, 10/15/26 - NPFG Insured                               10/14 at 100.00           AAA           590,843
           1,890      5.000%, 10/15/29 - AMBAC Insured                              10/14 at 100.00           AAA         2,009,637
           1,200   New York City Transitional Finance Authority, New York,           1/17 at 100.00           AA-         1,288,524
                      Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                      5.000%, 1/15/28 - FGIC Insured
           1,500   New York City Transitional Finance Authority, New York,           1/19 at 100.00           AA-         1,626,045
                      Building Aid Revenue Bonds, Fiscal Series 2009-S5,
                      5.250%, 1/15/39
           1,330   New York City Transitional Finance Authority, New York,           2/13 at 100.00           AAA         1,432,649
                      Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
                      2/01/23
           1,530   New York City Transitional Finance Authority, New York,          11/17 at 100.00           AAA         1,690,375
                      Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%,
                      11/01/27
           1,000   New York State Environmental Facilities Corporation,              3/14 at 100.00           AA-         1,067,190
                      Infrastructure Revenue Bonds, Series 2003A, 5.000%,
                      3/15/21
           2,100   New York State Environmental Facilities Corporation, State       12/17 at 100.00           AAA         2,315,061
                      Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                      12/15/27 (UB)
             840   New York State Housing Finance Agency, State Personal Income      9/15 at 100.00           AAA           883,672
                      Tax Revenue Bonds, Economic Development and Housing,
                      Series 2006A, 5.000%, 3/15/36
           1,000   New York State Thruway Authority, Highway and Bridge Trust       10/15 at 100.00            AA         1,104,670
                      Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21
                      - AMBAC Insured
           2,450   New York State Thruway Authority, Highway and Bridge Trust          No Opt. Call            AA         3,011,467
                      Fund Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC Insured
                      (UB)
           1,175   New York State Thruway Authority, Highway and Bridge Trust       10/17 at 100.00            AA         1,275,733
                      Fund Bonds, Series 2007, 5.000%, 4/01/27

                                                           Nuveen Investments 27

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$          1,065   New York State Thruway Authority, State Personal Income Tax       3/12 at 100.00           AAA   $     1,140,200
                      Revenue Bonds, Series 2002A, 5.125%, 3/15/21
                   New York State Tobacco Settlement Financing Corporation,
                   Tobacco Settlement Asset-Backed and State Contingency
                   Contract-Backed Bonds, Series 2003A-1:
           1,800      5.250%, 6/01/20 - AMBAC Insured                                6/13 at 100.00           AA-         1,927,170
           2,000      5.250%, 6/01/22 - AMBAC Insured                                6/13 at 100.00           AA-         2,128,600
           1,000   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-         1,075,070
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
             600   New York State Urban Development Corporation, Special               No Opt. Call           AA-           735,330
                      Project Revenue Bonds, University Facilities Grants,
                      Series 1995, 5.875%, 1/01/21
              20   Triborough Bridge and Tunnel Authority, New York, Convention        No Opt. Call           AA-            20,330
                      Center Bonds, Series 1990E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
          31,870   Total Tax Obligation/Limited                                                                          34,540,153
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 8.5% (8.5% OF TOTAL INVESTMENTS)
             180   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00          BBB+           184,248
                      2001A, 5.625%, 7/15/25
           2,500   Metropolitan Transportation Authority, New York,                 11/17 at 100.00             A         2,627,575
                      Transportation Revenue Bonds, Series 2007B, 5.000%,
                      11/15/33
             500   Metropolitan Transportation Authority, New York,                 11/12 at 100.00             A           547,175
                      Transportation Revenue Refunding Bonds, Series 2002A,
                      5.500%, 11/15/19 - AMBAC Insured
           1,100   New York City Industrial Development Agency, New York,           12/09 at 101.00            BB           791,274
                      Special Facilities Revenue Bonds, British Airways PLC,
                      Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
           1,000   New York City Industrial Development Agency, New York,            8/12 at 101.00            B-         1,026,760
                      Special Facilities Revenue Bonds, JFK Airport - American
                      Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                      Minimum Tax)
             165   New York State Thruway Authority, General Revenue Bonds,          1/15 at 100.00            A+           172,022
                      Series 2005F, 5.000%, 1/01/30 - AMBAC Insured
             400   New York State Thruway Authority, General Revenue Bonds,          7/15 at 100.00           AAA           421,612
                      Series 2005G, 5.000%, 1/01/30 - FSA Insured
             500   Niagara Frontier Airport Authority, New York, Airport            10/09 at 101.00             A           502,390
                      Revenue Bonds, Buffalo Niagara International Airport,
                      Series 1999A, 5.625%, 4/01/29 - NPFG Insured (Alternative
                      Minimum Tax)
                   Port Authority of New York and New Jersey, Consolidated
                   Revenue Bonds, One Hundred Fortieth Series 2005:
           1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                         6/15 at 101.00           AA-         1,077,200
             435      5.000%, 12/01/31 - SYNCORA GTY Insured                         6/15 at 101.00           AA-           463,971
             325   Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA           426,589
                      Revenue Bonds, One Hundred Forty Eighth Series 2007,
                      Trust 2920, 16.962%, 8/15/32 - FSA Insured (IF)
           2,500   Triborough Bridge and Tunnel Authority, New York, General        11/12 at 100.00           Aa2         2,720,724
                      Purpose Revenue Refunding Bonds, Series 2002B, 5.000%,
                      11/15/21
                   Triborough Bridge and Tunnel Authority, New York, Subordinate
                   Lien General Purpose Revenue Refunding Bonds, Series 2002E:
             780      5.500%, 11/15/20 - NPFG Insured                                  No Opt. Call           Aa3           961,514
             800      5.250%, 11/15/22 - NPFG Insured                               11/12 at 100.00           Aa3           847,544
------------------------------------------------------------------------------------------------------------------------------------
          12,185   Total Transportation                                                                                  12,770,598
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 6.5% (6.5% OF TOTAL INVESTMENTS) (4)
                   Albany Industrial Development Agency, New York, Revenue
                   Bonds, Albany Law School, Series 2000A:
             600      5.700%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured       10/10 at 100.00      BBB- (4)           632,448
             750      5.750%, 10/01/30 (Pre-refunded 10/01/10) - RAAI Insured       10/10 at 100.00      BBB- (4)           790,935
             220   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00      BBB+ (4)           242,046
                      2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)
           2,525   Dormitory Authority of the State of New York, Judicial              No Opt. Call           AAA         3,047,295
                      Facilities Lease Revenue Bonds, Suffolk County Issue,
                      Series 1986, 7.375%, 7/01/16 (ETM)
              25   Dormitory Authority of the State of New York, Suffolk            10/09 at 106.27      Baa1 (4)            32,824
                      County, Lease Revenue Bonds, Judicial Facilities, Series
                      1991A, 9.500%, 4/15/14 (ETM)

28 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (4) (continued)
$            280   Erie County Tobacco Asset Securitization Corporation, New         7/10 at 101.00           AAA   $       295,263
                      York, Senior Tobacco Settlement Asset-Backed Bonds,
                      Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)
             960   Metropolitan Transportation Authority, New York, Commuter         1/10 at 100.00       N/R (4)           963,178
                      Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                      AMBAC Insured (ETM)
             420   Monroe Tobacco Asset Securitization Corporation, New York,        6/10 at 101.00           AAA           438,904
                      Tobacco Settlement Asset-Backed Bonds, Series 2000,
                      6.150%, 6/01/25 (Pre-refunded 6/01/10)
             365   New York City Industrial Development Agency, New York, Civic      7/10 at 102.00       N/R (4)           390,083
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded
                      7/01/10)
             555   New York State Thruway Authority, State Personal Income Tax       3/12 at 100.00       Aa3 (4)           607,991
                      Revenue Bonds, Series 2002A, 5.125%, 3/15/21 (ETM)
           1,000   Niagara Falls, Niagara County, New York, General Obligation         No Opt. Call         A (4)         1,131,110
                      Water Treatment Plant Bonds, Series 1994, 7.250%,
                      11/01/11 - MBIA Insured (Alternative Minimum Tax) (ETM)
           1,120   Yonkers Industrial Development Agency, New York, Revenue          2/11 at 100.00       Baa (4)         1,204,336
                      Bonds, Community Development Properties - Yonkers Inc.
                      Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded
                      2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
           8,820   Total U.S. Guaranteed                                                                                  9,776,413
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 6.4% (6.3% OF TOTAL INVESTMENTS)
                   Long Island Power Authority, New York, Electric System
                   General Revenue Bonds, Series 2006A:
           1,500      5.000%, 12/01/23 - FGIC Insured                                6/16 at 100.00             A         1,595,100
           1,500      5.000%, 12/01/24 - FGIC Insured                                6/16 at 100.00             A         1,587,870
             250   Long Island Power Authority, New York, Electric System            6/16 at 100.00            A-           258,865
                      General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                      CIFG Insured
           1,000   Nassau County Industrial Development Authority, New York,         6/13 at 100.00            A-           979,640
                      Keyspan Glenwood Energy Project, Series 2003, 5.250%,
                      6/01/27 (Alternative Minimum Tax)
           1,500   New York State Energy Research and Development Authority,         3/11 at 100.00             A         1,516,620
                      Pollution Control Revenue Bonds, New York State Electric
                      and Gas Corporation, Series 2005A, 4.100%, 3/15/15 - NPFG
                      Insured
             500   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2           493,345
                      Solid Waste Disposal Facility Revenue Bonds, American
                      Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
                      11/15/26 (Mandatory put 11/15/12) (Alternative Minimum
                      Tax)
             250   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2           249,388
                      Solid Waste Disposal Facility Revenue Bonds, American
                      Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%,
                      11/15/24 (Mandatory put 11/15/14) (Alternative Minimum
                      Tax)
           1,500   Power Authority of the State of New York, General Revenue        11/10 at 100.00           Aa2         1,519,380
                      Bonds, Series 2000A, 5.250%, 11/15/40
              25   Power Authority of the State of New York, General Revenue        11/15 at 100.00           Aa2            27,807
                      Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
                   Suffolk County Industrial Development Agency, New York,
                   Revenue Bonds, Nissequogue Cogeneration Partners
                   Facility, Series 1998:
             860      5.300%, 1/01/13 (Alternative Minimum Tax)                      1/10 at 100.50           N/R           807,936
             575      5.500%, 1/01/23 (Alternative Minimum Tax)                      1/10 at 100.50           N/R           485,156
------------------------------------------------------------------------------------------------------------------------------------
           9,460   Total Utilities                                                                                        9,521,107
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 1.9% (1.9% OF TOTAL INVESTMENTS)
             415   New York City Municipal Water Finance Authority, New York,        6/10 at 101.00           AAA           434,169
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2000B, 6.100%, 6/15/31 - MBIA Insured
           1,500   New York City Municipal Water Finance Authority, New York,        6/11 at 101.00           AAA         1,628,985
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2001D, 5.500%, 6/15/17
             740   New York City Municipal Water Finance Authority, New York,        6/12 at 100.00           AAA           810,574
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2003A, 5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
           2,655   Total Water and Sewer                                                                                  2,873,728
------------------------------------------------------------------------------------------------------------------------------------
$        134,250   Total Long-Term Municipal Bonds (cost $135,457,551) - 93.3%                                          140,013,496
================--------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 7.0% (7.0% OF TOTAL INVESTMENTS)
                   MUNICIPAL BONDS - 3.3% (3.3% OF TOTAL INVESTMENTS)
                   TAX OBLIGATION/LIMITED - 3.3% (3.3% OF TOTAL INVESTMENTS)
$          5,000   Metropolitan Transportation Authority, New York, Dedicated       12/09 at 100.00           A-1   $     5,000,000
                      Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                      Series 2008A, 0.410%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                   EURO DOLLAR TIME DEPOSITS - 3.7% (3.7% OF TOTAL INVESTMENTS)
           5,543   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                 N/A           N/A         5,543,232
------------------------------------------------------------------------------------------------------------------------------------
$         10,543   Total Short-Term Investments (cost $10,543,232)                                                       10,543,232
================--------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $146,000,783) - 100.3%                                                       150,556,728
                   -----------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (2.2)%                                                                    (3,255,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.9%                                                                   2,761,401
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   150,063,129
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NYV | Nuveen New York Municipal Value Fund 2, Inc.
    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.8% (3.8% OF TOTAL INVESTMENTS)
$          1,350   District of Columbia Tobacco Settlement Corporation, Tobacco        No Opt. Call           BBB   $     1,406,619
                      Settlement Asset-Backed Bonds, Series 2001, 6.500%,
                      5/15/33
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 12.6% (12.7% OF TOTAL
                      INVESTMENTS)
           1,200   Albany Industrial Development Agency, New York, Revenue           4/17 at 100.00           N/R           952,776
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/37
           1,000   Dormitory Authority of the State of New York, Lease Revenue       7/17 at 100.00           AA-         1,038,990
                      Bonds, State University Dormitory Facilities, Series
                      2007, 5.000%, 7/01/37
             225   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 101.00          BBB-           227,419
                      Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
                      - RAAI Insured
           1,500   Dormitory Authority of the State of New York, Revenue Bonds,      7/18 at 100.00           AA-         1,596,090
                      New York University, Series 2008A, 5.000%, 7/01/38
           5,095   New York City Industrial Development Agency, New York,              No Opt. Call           AAA           894,988
                      Revenue Bonds, Yankee Stadium Project Pilot, Series
                      2009A, 0.000%, 3/01/40 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
           9,020   Total Education and Civic Organizations                                                                4,710,263
------------------------------------------------------------------------------------------------------------------------------------
                   ENERGY - 2.8% (2.8% OF TOTAL INVESTMENTS)
           1,000   Virgin Islands Public Finance Authority, Revenue Bonds,           1/14 at 100.00           BBB         1,026,740
                      Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                      7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 18.6% (18.8% OF TOTAL INVESTMENTS)
           1,000   Dormitory Authority of the State of New York, Insured             1/10 at 100.00            A3         1,000,200
                      Revenue Bonds, Franciscan Health Partnership Obligated
                      Group - Frances Shervier Home and Hospital, Series 1997,
                      5.500%, 7/01/27 - RAAI Insured
           1,500   Dormitory Authority of the State of New York, Revenue Bonds,     11/16 at 100.00            A3         1,508,820
                      North Shore Long Island Jewish Obligated Group, Series
                      2006B, 5.000%, 11/01/34
           1,500   Dormitory Authority of the State of New York, Revenue Bonds,      5/19 at 100.00            A-         1,559,970
                      North Shore Long Island Jewish Obligated Group, Series
                      2009A, 5.500%, 5/01/37
           1,010   Dormitory Authority of the State of New York, Revenue Bonds,      7/17 at 100.00          Baa2         1,013,990
                      NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37
             700   Hospital Authority of Delaware County, Indiana, Hospital          8/16 at 100.00          Baa3           613,046
                      Revenue Bonds, Cardinal Health System, Series 2006,
                      5.000%, 8/01/24
             725   Illinois Finance Authority, Revenue Bonds, OSF Healthcare        11/17 at 100.00             A           738,594
                      System, Series 2007A, 5.750%, 11/15/37
             500   Wisconsin Health and Educational Facilities Authority,            2/14 at 100.00            A+           527,925
                      Revenue Bonds, ProHealth Care, Inc. Obligated Group,
                      Series 2009, 6.625%, 2/15/32
------------------------------------------------------------------------------------------------------------------------------------
           6,935   Total Health Care                                                                                      6,962,545
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 12.7% (12.9% OF TOTAL INVESTMENTS)
           1,500   New York City Housing Development Corporation, New York,         11/15 at 100.00           AAA         1,482,405
                      FNMA Backed Progress of Peoples Development Multifamily
                      Rental Housing Revenue Bonds, Series 2005B, 4.950%,
                      5/15/36 (Alternative Minimum Tax)
           1,800   New York City Housing Development Corporation, New York,         11/14 at 100.00            AA         1,796,130
                      Multifamily Housing Revenue Bonds, Series 2004-H2,
                      5.125%, 11/01/34 (Alternative Minimum Tax)
           1,000   New York State Housing Finance Agency, Affordable Housing         5/19 at 100.00           Aa2         1,020,340
                      Revenue Bonds, Series 2009A, 5.250%, 11/01/41
             450   New York State Housing Finance Agency, Affordable Housing         5/19 at 100.00           Aa2           453,474
                      Revenue Bonds, Series 2009B, 4.500%, 11/01/29
------------------------------------------------------------------------------------------------------------------------------------
           4,750   Total Housing/Multifamily                                                                              4,752,349
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 8.8% (8.9% OF TOTAL INVESTMENTS)
           1,710   Hudson Yards Infrastructure Corporation, New York, Revenue        2/17 at 100.00             A         1,688,505
                      Bonds, Series 2006A, 5.000%, 2/15/47
           1,500   New York City, New York, General Obligation Bonds, Fiscal           No Opt. Call            AA         1,608,870
                      2009 Series J1, 5.000%, 5/15/36
------------------------------------------------------------------------------------------------------------------------------------
           3,210   Total Tax Obligation/General                                                                           3,297,375
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 22.0% (22.2% OF TOTAL INVESTMENTS)
$          1,200   Dormitory Authority of the State of New York, State Personal      3/19 at 100.00           AAA   $     1,290,768
                      Income Tax Revenue Bonds, Series 2009A, 5.000%, 3/15/38
           1,200   Guam Government, Limited Obligation Section 30 Revenue           12/19 at 100.00          BBB-         1,259,256
                      Bonds, Series 2009A, 5.750%, 12/01/34
           1,500   New York City Transitional Finance Authority, New York,           1/19 at 100.00           AA-         1,626,045
                      Building Aid Revenue Bonds, Fiscal Series 2009-S5,
                      5.250%, 1/15/39
           2,000   New York State Urban Development Corporation, State Personal      3/17 at 100.00           AAA         2,375,579
                      Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W,
                      12.884%, 3/15/37 (IF)
           1,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax            8/19 at 100.00            A+         1,653,300
                      Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                      8/01/42
------------------------------------------------------------------------------------------------------------------------------------
           7,400   Total Tax Obligation/Limited                                                                           8,204,948
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 10.5% (10.6% OF TOTAL INVESTMENTS)
                   New York City Industrial Development Agency, New York,
                   American Airlines-JFK International Airport Special
                   Facility Revenue Bonds, Series 2005:
             500      7.500%, 8/01/16 (Alternative Minimum Tax)                        No Opt. Call            B-           508,990
             500      7.750%, 8/01/31 (Alternative Minimum Tax)                      8/16 at 101.00            B-           512,430
           2,000   New York City Industrial Development Agency, New York, Civic     10/17 at 100.00           N/R         1,479,080
                      Facility Revenue Bonds, Bronx Parking Development
                      Company, LLC Project, Series 2007, 5.750%, 10/01/37
           1,325   Triborough Bridge and Tunnel Authority, New York, General         5/18 at 100.00           Aa2         1,425,793
                      Purpose Revenue Bonds, Refunding Series 2008A, 5.000%,
                      11/15/33
------------------------------------------------------------------------------------------------------------------------------------
           4,325   Total Transportation                                                                                   3,926,293
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 2.9% (2.9% OF TOTAL INVESTMENTS)
           1,000   New York City Municipal Water Finance Authority, New York,        6/19 at 100.00           AA+         1,075,160
                      Water and Sewerage System Revenue Bonds, Second
                      Generation Resolution, Series 2009FF-1, 5.000%, 6/15/40
------------------------------------------------------------------------------------------------------------------------------------
$         38,990   Total Long-Term Investments (cost $31,494,386) - 94.7%                                                35,362,292
================--------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 4.4% (4.4% OF TOTAL INVESTMENTS)
$          1,640   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                 N/A           N/A         1,639,539
================--------------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $1,639,539)                                                         1,639,539
                   -----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $33,133,925) - 99.1%                                                          37,001,831
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 0.9%                                                                     345,574
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    37,347,405
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group (Standard & Poor's) or Moody's Investor Service, Inc. (Moody's) rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/A   Not applicable.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NNP | Nuveen New York Performance Plus Municipal Fund, Inc.
    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 0.2% (0.1% OF TOTAL INVESTMENTS)
$            685   New York City Industrial Development Agency, New York,            9/15 at 100.00           BB+   $       476,335
                      Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                      5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)
             465   New York Counties Tobacco Trust II, Tobacco Settlement            6/11 at 101.00           BBB           455,249
                      Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
           1,000   New York Counties Tobacco Trust III, Tobacco Settlement           6/13 at 100.00           BBB           973,450
                      Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
             425   Rensselaer Tobacco Asset Securitization Corporation, New          6/12 at 100.00           BBB           413,865
                      York, Tobacco Settlement Asset-Backed Bonds, Series
                      2001A, 5.200%, 6/01/25
                   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
                   2006:
           2,395      4.750%, 6/01/22                                                6/16 at 100.00           BBB         2,400,269
             930      5.000%, 6/01/26                                                6/16 at 100.00           BBB           879,603
------------------------------------------------------------------------------------------------------------------------------------
           5,215   Total Consumer Staples                                                                                 5,122,436
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 17.2% (11.4% OF TOTAL
                      INVESTMENTS)
             655   Albany Industrial Development Agency, New York, Revenue           7/17 at 100.00           BBB           614,482
                      Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31
             275   Albany Industrial Development Agency, New York, Revenue           4/17 at 100.00           N/R           218,345
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/37
           1,285   Cattaraugus County Industrial Development Agency, New York,       3/10 at 100.50          BBB-         1,291,052
                      Revenue Bonds, St. Bonaventure University, Series 1998B,
                      5.000%, 9/15/13
              90   Cattaraugus County Industrial Development Agency, New York,       5/16 at 100.00          BBB-            80,863
                      Revenue Bonds, St. Bonaventure University, Series 2006,
                      5.000%, 5/01/23
             850   Dormitory Authority of the State of New York, Consolidated          No Opt. Call           AAA           930,283
                      Revenue Bonds, City University System, Series 1993B,
                      6.000%, 7/01/14 - FSA Insured
           2,815   Dormitory Authority of the State of New York, General             7/17 at 100.00          BBB-         2,608,520
                      Revenue Bonds, Manhattan College, Series 2007A, 5.000%,
                      7/01/41 - RAAI Insured
           2,120   Dormitory Authority of the State of New York, General               No Opt. Call           AA-         2,581,058
                      Revenue Bonds, New York University, Series 2001-1,
                      5.500%, 7/01/20 - AMBAC Insured
           1,215   Dormitory Authority of the State of New York, Lease Revenue       7/15 at 100.00           AA-         1,243,553
                      Bonds, State University Dormitory Facilities, Series
                      2004A, 5.000%, 7/01/29 - NPFG Insured
             230   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00           AAA           238,890
                      Fashion Institute of Technology, Series 2000, 5.375%,
                      7/01/20 - FSA Insured
           8,345   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 101.00          BBB-         8,434,708
                      Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
                      - RAAI Insured
           2,500   Dormitory Authority of the State of New York, Revenue Bonds,        No Opt. Call           AA-         2,944,400
                      State University Educational Facilities, Series 1993A,
                      5.875%, 5/15/17
           2,800   Dutchess County Industrial Development Agency, New York,          8/17 at 100.00          Baa1         2,412,928
                      Civic Facility Revenue Bonds, Bard College Project,
                      Series 2007-A2, 4.500%, 8/01/36
             635   Hempstead Town Industrial Development Agency, New York,          10/15 at 100.00             A           652,882
                      Revenue Bonds, Adelphi University, Civic Facility
                      Project, Series 2005, 5.000%, 10/01/35
                   Monroe County Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, St. John Fisher College, Series
                   1999:
           1,000      5.375%, 6/01/17 - RAAI Insured                                12/09 at 102.00          BBB-         1,019,820
           2,365      5.375%, 6/01/24 - RAAI Insured                                12/09 at 102.00          BBB-         2,379,994
             580   New York City Industrial Development Agency, New York, Civic     10/14 at 100.00            A-           569,444
                      Facility Revenue Bonds, St. Francis College, Series 2004,
                      5.000%, 10/01/34
             850   New York City Industrial Development Agency, New York, Civic      2/11 at 100.00            A-           861,101
                      Facility Revenue Bonds, YMCA of Greater New York, Series
                      2002, 5.250%, 8/01/21
           2,300   New York City Industrial Development Agency, New York, PILOT      1/17 at 100.00           BBB         2,132,031
                      Revenue Bonds, Queens Baseball Stadium Project, Series
                      2006, 4.750%, 1/01/42 - AMBAC Insured

                                                           Nuveen Investments 33

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$          3,855   New York City Industrial Development Authority, New York,         9/16 at 100.00          BBB-   $     3,413,525
                      PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                      4.500%, 3/01/39 - FGIC Insured
           5,000   New York State Dormitory Authority, Revenue Bonds, New York       7/17 at 100.00           AA-         5,306,200
                      University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
             420   Seneca County Industrial Development Authority, New York,        10/17 at 100.00           BBB           376,706
                      Revenue Bonds, New York Chiropractic College, Series
                      2007, 5.000%, 10/01/27
------------------------------------------------------------------------------------------------------------------------------------
          40,185   Total Education and Civic Organizations                                                               40,310,785
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 1.2% (0.8% OF TOTAL INVESTMENTS)
           1,000   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,030,240
                      Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
           1,740   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,859,399
                      Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
           2,740   Total Financials                                                                                       2,889,639
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 18.6% (12.4% OF TOTAL INVESTMENTS)
              50   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           N/R            50,078
                      Mortgage Hospital Revenue Bonds, New York and
                      Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                      AMBAC Insured
             545   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00            AA           556,576
                      Mortgage Hospital Revenue Bonds, St. James Mercy
                      Hospital, Series 1998, 5.250%, 2/01/18
           1,235   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A         1,289,525
                      Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                      5.000%, 8/01/29 - FGIC Insured
           1,700   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A         1,809,429
                      Revenue Bonds, Montefiore Medical Center, Series 2005,
                      5.000%, 2/01/22 - FGIC Insured
           4,500   Dormitory Authority of the State of New York, FHA-Insured         8/15 at 100.00            A-         4,649,040
                      Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                      4.900%, 8/15/31
           3,750   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00          BBB+         3,826,238
                      Catholic Health Services of Long Island Obligated Group -
                      St. Catherine of Siena Medical Center, Series 2000A,
                      6.500%, 7/01/20
           8,000   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 101.00             A         8,060,959
                      Catholic Health Services of Long Island Obligated Group -
                      St. Charles Hospital and Rehabilitation Center, Series
                      1999A, 5.500%, 7/01/22 - NPFG Insured
           1,200   Dormitory Authority of the State of New York, Revenue Bonds,      7/11 at 101.00           Ba1         1,017,120
                      Lenox Hill Hospital Obligated Group, Series 2001, 5.500%,
                      7/01/30
           5,600   Dormitory Authority of the State of New York, Revenue Bonds,      7/16 at 100.00            AA         5,840,632
                      Memorial Sloan Kettering Cancer Center, Series 2006,
                      5.000%, 7/01/35 (UB)
           3,400   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00            A2         3,480,308
                      Mount Sinai NYU Health Obligated Group, Series 2000A,
                      6.500%, 7/01/25
           2,925   Dormitory Authority of the State of New York, Revenue Bonds,      8/14 at 100.00           AAA         3,200,886
                      New York and Presbyterian Hospital, Series 2004A, 5.250%,
                      8/15/15 - FSA Insured
           1,800   Dormitory Authority of the State of New York, Revenue Bonds,     11/16 at 100.00          Baa1         1,784,664
                      North Shore Long Island Jewish Obligated Group, Series
                      2005A, 5.000%, 11/01/34
           1,250   Dormitory Authority of the State of New York, Revenue Bonds,      7/13 at 100.00          Baa1         1,254,925
                      South Nassau Communities Hospital, Series 2003B, 5.500%,
                      7/01/23
             900   Dormitory Authority of the State of New York, Revenue Bonds,      7/13 at 100.00          Baa1           855,144
                      Winthrop-South Nassau University Hospital Association,
                      Series 2003A, 5.500%, 7/01/32
                   Madison County Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Oneida Health System, Series 2007A:
             710      5.250%, 2/01/27                                                  No Opt. Call          BBB-           653,754
             625      5.500%, 2/01/32                                                  No Opt. Call          BBB-           573,831
                   New York City Health and Hospitals Corporation, New York,
                   Health System Revenue Bonds, Series 2003A:
           1,000      5.250%, 2/15/21 - AMBAC Insured                                2/13 at 100.00            A+         1,043,350
           1,250      5.250%, 2/15/22 - AMBAC Insured                                2/13 at 100.00            A+         1,301,775
             725   New York City Industrial Development Agency, New York, Civic      7/12 at 100.00           Ba2           675,961
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2001B, 6.375%, 7/01/31

34 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$            715   New York City Industrial Development Agency, New York, Civic      7/12 at 101.00           Ba2   $       666,244
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2002C, 6.450%, 7/01/32
           1,100   Yonkers Industrial Development Agency, New York, Revenue          7/11 at 101.00            B-         1,015,102
                      Bonds, St. John's Riverside Hospital, Series 2001A,
                      7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
          42,980   Total Health Care                                                                                     43,605,541
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 5.6% (3.8% OF TOTAL INVESTMENTS)
           4,530   New York City Housing Development Corporation, New York,          7/15 at 100.00           AA+         4,810,679
                      Capital Fund Program Revenue Bonds, Series 2005, 5.000%,
                      7/01/25 - FGIC Insured (UB)
                   New York City Housing Development Corporation, New York,
                   Multifamily Housing Revenue Bonds, Series 2001A:
           1,610      5.500%, 11/01/31                                               5/11 at 101.00            AA         1,637,821
           2,000      5.600%, 11/01/42                                               5/11 at 101.00            AA         2,031,100
                   New York City Housing Development Corporation, New York,
                   Multifamily Housing Revenue Bonds, Series 2002A:
             910      5.375%, 11/01/23 (Alternative Minimum Tax)                     5/12 at 100.00            AA           924,751
             450      5.500%, 11/01/34 (Alternative Minimum Tax)                     5/12 at 100.00            AA           452,772
           1,500   New York City Housing Development Corporation, New York,          5/14 at 100.00            AA         1,544,205
                      Multifamily Housing Revenue Bonds, Series 2004A, 5.250%,
                      11/01/30
             690   New York State Housing Finance Agency, Affordable Housing        11/17 at 100.00           Aa2           693,574
                      Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative
                      Minimum Tax)
           1,100   New York State Housing Finance Agency, Secured Mortgage           2/10 at 101.00           Aa1         1,111,913
                      Program Multifamily Housing Revenue Bonds, Series 1999I,
                      6.200%, 2/15/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          12,790   Total Housing/Multifamily                                                                             13,206,815
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 5.2% (3.5% OF TOTAL INVESTMENTS)
             835   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/17 at 100.00           Aa1           831,919
                      Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative
                      Minimum Tax)
           2,295   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/15 at 100.00           Aa1         2,191,725
                      Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum
                      Tax)
             880   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/17 at 100.00           Aa1           887,445
                      Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative
                      Minimum Tax)
           1,250   New York State Mortgage Agency, Homeowner Mortgage Revenue        3/10 at 100.50           Aa1         1,257,063
                      Bonds, Series 73A, 5.250%, 10/01/17 (Alternative Minimum
                      Tax)
             285   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/09 at 100.00           Aa1           285,128
                      Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum
                      Tax)
           5,110   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/11 at 100.00           Aa1         5,137,747
                      Bonds, Series 97, 5.500%, 4/01/31 (Alternative Minimum
                      Tax)
           1,660   New York State Mortgage Agency, Mortgage Revenue Bonds,           4/13 at 101.00           Aaa         1,678,409
                      Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          12,315   Total Housing/Single Family                                                                           12,269,436
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 5.5% (3.6% OF TOTAL INVESTMENTS)
           1,100   Dormitory Authority of the State of New York, GNMA                2/17 at 103.00            A-         1,139,479
                      Collateralized Revenue Bonds, Cabrini of Westchester
                      Project, Series 2006, 5.200%, 2/15/41
             645   Dormitory Authority of the State of New York, Non-State          11/16 at 100.00            A1           651,102
                      Supported Debt, Ozanam Hall of Queens Nursing Home
                      Revenue Bonds, Series 2006, 5.000%, 11/01/31
           1,375   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 102.00           BBB         1,382,906
                      Miriam Osborn Memorial Home Association, Series 2000B,
                      6.375%, 7/01/29 - ACA Insured
                   Dormitory Authority of the State of New York, Revenue Bonds,
                   Providence Rest, Series 2005:
              50      5.125%, 7/01/30 - ACA Insured                                  7/15 at 100.00           N/R            35,593
             425      5.000%, 7/01/35 - ACA Insured                                  7/15 at 100.00           N/R           279,374
           1,350   New York City Industrial Development Agency, New York, Civic      7/11 at 101.00           N/R         1,374,368
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2001A-1, 7.250%, 7/01/16

                                                           Nuveen Investments 35

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE (continued)
                   New York City Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Special Needs Facilities Pooled
                   Program, Series 2008A-1:
$          1,965      5.500%, 7/01/18                                                7/16 at 101.00           N/R   $     1,794,693
             755      5.800%, 7/01/23                                                7/16 at 101.00           N/R           670,833
           2,740   Oswego County Industrial Development Agency, New York,            2/10 at 100.50           AA+         2,769,893
                      FHA-Insured Mortgage Assisted Civic Facility Revenue
                      Bonds, Bishop Commons Inc., Series 1999A, 5.375%, 2/01/49
             340   Suffolk County Industrial Development Agency, New York,           7/16 at 101.00           N/R           302,097
                      Civic Facility Revenue Bonds, Special Needs Facilities
                      Pooled Program, Series 2008-B1, 5.800%, 7/01/23
           2,405   Syracuse Housing Authority, New York, FHA-Insured Mortgage        2/10 at 100.00           AAA         2,435,664
                      Revenue Bonds, Loretto Rest Residential Healthcare
                      Facility, Series 1997A, 5.600%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
          13,150   Total Long-Term Care                                                                                  12,836,002
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)
             575   Jefferson County Industrial Development Agency, New York,        12/13 at 100.00           BBB           561,545
                      Solid Waste Disposal Revenue Bonds, International Paper
                      Company Project, Series 2003A, 5.200%, 12/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 11.7% (7.8% OF TOTAL INVESTMENTS)
           3,000   New York City, New York, General Obligation Bonds, Fiscal         9/15 at 100.00            AA         3,314,580
                      Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
           6,400   New York City, New York, General Obligation Bonds, Fiscal         6/16 at 100.00            AA         6,903,104
                      Series 2006J-1, 5.000%, 6/01/25 (UB)
          10,000   New York City, New York, General Obligation Bonds, Fiscal        12/17 at 100.00            AA        10,966,700
                      2007D-1, 5.125%, 12/01/26 (UB)
           1,800   New York City, New York, General Obligation Bonds, Series         8/14 at 100.00            AA         2,002,986
                      2008, 5.250%, 8/15/16 (UB)
           2,500   New York City, New York, General Obligation Bonds, 5.000%,       11/14 at 100.00           AAA         2,736,400
                      11/01/19 - FSA Insured (UB)
                   Oneida County, New York, General Obligation Public
                   Improvement Bonds, Series 2000:
             200      5.375%, 4/15/18 - NPFG Insured                                10/09 at 102.00            A+           204,540
             200      5.375%, 4/15/19 - NPFG Insured                                10/09 at 102.00            A+           204,514
                   United Nations Development Corporation, New York, Senior
                   Lien Revenue Bonds, Series 2004A:
             750      5.250%, 7/01/23                                                1/10 at 100.00            A3           750,863
             500      5.250%, 7/01/24                                                1/10 at 100.00            A3           500,545
------------------------------------------------------------------------------------------------------------------------------------
          25,350   Total Tax Obligation/General                                                                          27,584,232
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 36.0% (23.9% OF TOTAL INVESTMENTS)
           2,400   Battery Park City Authority, New York, Senior Revenue Bonds,     11/13 at 100.00           AAA         2,639,472
                      Series 2003A, 5.000%, 11/01/23
                   Dormitory Authority of the State of New York, Lease Revenue
                   Bonds, Nassau County Board of Cooperative Educational
                   Services, Series 2001A:
           1,265      5.250%, 8/15/17 - FSA Insured                                  8/11 at 100.00           AAA         1,347,187
           1,385      5.250%, 8/15/18 - FSA Insured                                  8/11 at 100.00           AAA         1,469,693
           1,000   Dormitory Authority of the State of New York, Revenue Bonds,      2/15 at 100.00           AA-         1,061,300
                      Mental Health Services Facilities Improvements, Series
                      2005D-1, 5.000%, 8/15/23 - FGIC Insured
             690   Dormitory Authority of the State of New York, State Personal      3/15 at 100.00           AAA           759,580
                      Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                      FSA Insured
                   Metropolitan Transportation Authority, New York, Dedicated
                   Tax Fund Bonds, Series 2002A:
           5,000      5.250%, 11/15/25 - FSA Insured                                11/12 at 100.00           AAA         5,247,600
           2,500      5.000%, 11/15/30                                              11/12 at 100.00            AA         2,550,550
                   Metropolitan Transportation Authority, New York, State
                   Service Contract Refunding Bonds, Series 2002A:
           2,175      5.750%, 7/01/18                                                  No Opt. Call           AA-         2,617,460
           2,000      5.125%, 1/01/29                                                7/12 at 100.00           AA-         2,054,820
           1,300      5.000%, 7/01/30 - AMBAC Insured                                7/12 at 100.00           AA-         1,329,744
           1,680   Monroe Newpower Corporation, New York, Power Facilities           1/13 at 102.00           BBB         1,387,663
                      Revenue Bonds, Series 2003, 5.500%, 1/01/34

36 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   New York City Sales Tax Asset Receivable Corporation, New
                   York, Dedicated Revenue Bonds, Local Government Assistance
                   Corporation, Series 2004:
$          2,670      5.000%, 10/15/25 - NPFG Insured (UB)                          10/14 at 100.00           AAA   $     2,878,821
           2,125      5.000%, 10/15/26 - NPFG Insured (UB)                          10/14 at 100.00           AAA         2,282,803
           2,475      5.000%, 10/15/29 - AMBAC Insured (UB)                         10/14 at 100.00           AAA         2,631,668
           3,100   New York City Transitional Finance Authority, New York,           1/17 at 100.00           AA-         3,328,687
                      Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                      5.000%, 1/15/28 - FGIC Insured
           2,665   New York City Transitional Finance Authority, New York,           2/13 at 100.00           AAA         2,870,685
                      Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
                      2/01/23
           3,640   New York City Transitional Finance Authority, New York,          11/17 at 100.00           AAA         4,021,545
                      Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%,
                      11/01/27
           2,400   New York City Transitional Finance Authority, New York,           5/19 at 100.00           AAA         2,980,032
                      Future Tax Secured Bonds, Tender Option Bond Trust 3545,
                      13.321%, 5/01/38 (IF)
           1,000   New York State Environmental Facilities Corporation,              3/14 at 100.00           AA-         1,067,190
                      Infrastructure Revenue Bonds, Series 2003A, 5.000%,
                      3/15/21
           5,000   New York State Environmental Facilities Corporation, State       12/17 at 100.00           AAA         5,512,050
                      Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                      12/15/27 (UB)
           2,030   New York State Housing Finance Agency, State Personal Income      9/15 at 100.00           AAA         2,135,540
                      Tax Revenue Bonds, Economic Development and Housing,
                      Series 2006A, 5.000%, 3/15/36
           1,100   New York State Thruway Authority, General Revenue Bonds,          7/15 at 100.00           AAA         1,159,433
                      Series 2005G, 5.000%, 1/01/30 - FSA Insured (UB)
           1,000   New York State Thruway Authority, Highway and Bridge Trust       10/15 at 100.00            AA         1,104,670
                      Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21
                      - AMBAC Insured
           5,600   New York State Thruway Authority, Highway and Bridge Trust          No Opt. Call            AA         6,883,352
                      Fund Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC Insured
                      (UB)
           2,800   New York State Thruway Authority, Highway and Bridge Trust       10/17 at 100.00            AA         3,040,044
                      Fund Bonds, Series 2007, 5.000%, 4/01/27
           4,285   New York State Thruway Authority, State Personal Income Tax       3/12 at 100.00           AAA         4,587,564
                      Revenue Bonds, Series 2002A, 5.125%, 3/15/21
           6,700   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-         7,173,354
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                      AMBAC Insured
           3,000   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-         3,225,210
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
           3,595   New York State Urban Development Corporation, Service               No Opt. Call           AA-         3,784,708
                      Contract Revenue Bonds, Correctional and Youth
                      Facilities, Series 2002A, 5.500%, 1/01/17 (Mandatory put
                      1/01/11)
           1,300   New York State Urban Development Corporation, State Personal      3/15 at 100.00           AAA         1,378,858
                      Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                      FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          77,880   Total Tax Obligation/Limited                                                                          84,511,283
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 10.3% (6.8% OF TOTAL INVESTMENTS)
             660   Albany Parking Authority, New York, Revenue Bonds, Series        10/11 at 101.00          BBB+           696,300
                      2001B, 5.250%, 10/15/12
           1,500   Metropolitan Transportation Authority, New York,                    No Opt. Call             A         1,712,160
                      Transportation Revenue Bonds, Series 2003A, 5.000%,
                      11/15/15 - FGIC Insured
           1,900   New York City Industrial Development Agency, New York,           12/09 at 101.00            BB         1,366,746
                      Special Facilities Revenue Bonds, British Airways PLC,
                      Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
             215   New York State Thruway Authority, General Revenue Bonds,          1/15 at 100.00            A+           224,150
                      Series 2005F, 5.000%, 1/01/30 - AMBAC Insured
           1,000   Niagara Frontier Airport Authority, New York, Airport            10/09 at 101.00             A         1,004,780
                      Revenue Bonds, Buffalo Niagara International Airport,
                      Series 1999A, 5.625%, 4/01/29 - NPFG Insured (Alternative
                      Minimum Tax)
                   Port Authority of New York and New Jersey, Consolidated
                   Revenue Bonds, One Hundred Fortieth Series 2005:
           2,300      5.000%, 12/01/28 - SYNCORA GTY Insured                         6/15 at 101.00           AA-         2,477,560
           1,080      5.000%, 12/01/31 - SYNCORA GTY Insured                         6/15 at 101.00           AA-         1,151,928
             770   Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA         1,010,687
                      Revenue Bonds, One Hundred Forty Eighth Series 2008,
                      Trust 2920, 16.962%, 8/15/32 - FSA Insured (IF)
           2,040   Puerto Rico Ports Authority, Special Facilities Revenue          12/09 at 100.00          CCC+         1,563,354
                      Bonds, American Airlines Inc., Series 1996A, 6.250%,
                      6/01/26 (Alternative Minimum Tax)

                                                           Nuveen Investments 37

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION (continued)
$          2,000   Triborough Bridge and Tunnel Authority, New York, General         1/12 at 100.00           Aa2   $     2,089,980
                      Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19
           5,750   Triborough Bridge and Tunnel Authority, New York, General        11/12 at 100.00           Aa2         6,257,667
                      Purpose Revenue Refunding Bonds, Series 2002B, 5.000%,
                      11/15/21
           2,400   Triborough Bridge and Tunnel Authority, New York,                11/12 at 100.00           Aa3         2,542,632
                      Subordinate Lien General Purpose Revenue Refunding Bonds,
                      Series 2002E, 5.250%, 11/15/22 - NPFG Insured
           1,750   Triborough Bridge and Tunnel Authority, New York,                11/18 at 100.00           Aa2         2,029,125
                      Subordinate Lien General Purpose Revenue Refunding Bonds,
                      Tender Option Bond Trust 1184, 9.031%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          23,365   Total Transportation                                                                                  24,127,069
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 16.6% (11.1% OF TOTAL INVESTMENTS) (4)
           1,500   Albany Industrial Development Agency, New York, Revenue          12/09 at 101.00      BBB- (4)         1,531,290
                      Bonds, Albany Law School, Series 1999A, 6.750%, 12/01/29
                      (Pre-refunded 12/01/09) - RAAI Insured
           1,520   Dormitory Authority of the State of New York, FHA-Insured         2/13 at 102.00           Aaa         1,759,476
                      Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                      Geriatric Center Inc., Series 2002, 5.200%, 2/01/32
                      (Pre-refunded 2/01/13)
                   Dormitory Authority of the State of New York, Improvement
                   Revenue Bonds, Mental Health Services Facilities, Series
                   2000D:
              25      5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            26,222
              10      5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            10,486
             155      5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA           162,573
              20      5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            20,977
              10      5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            10,486
             155      5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA           162,573
              25      5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            26,222
              15      5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            15,729
             180      5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA           188,795
           1,000   Dormitory Authority of the State of New York, Revenue Bonds,      7/12 at 100.00           AAA         1,122,700
                      Columbia University, Series 2002B, 5.375%, 7/01/19
                      (Pre-refunded 7/01/12)
             350   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00           AAA           366,849
                      Fashion Institute of Technology, Series 2000, 5.375%,
                      7/01/20 (Pre-refunded 7/01/10) - FSA Insured
             705   Erie County Tobacco Asset Securitization Corporation, New         7/10 at 101.00           AAA           743,430
                      York, Senior Tobacco Settlement Asset-Backed Bonds,
                      Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)
           5,000   Metropolitan Transportation Authority, New York, Dedicated       10/15 at 100.00           AAA         5,777,200
                      Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18
                      (Pre-refunded 10/01/15) - FGIC Insured
             455   Monroe Tobacco Asset Securitization Corporation, New York,        6/10 at 101.00           AAA           475,480
                      Tobacco Settlement Asset-Backed Bonds, Series 2000,
                      6.150%, 6/01/25 (Pre-refunded 6/01/10)
             925   New York City Industrial Development Agency, New York, Civic      7/10 at 102.00       N/R (4)           988,566
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded
                      7/01/10)
           2,215   New York State Thruway Authority, State Personal Income Tax       3/12 at 100.00       Aa3 (4)         2,426,488
                      Revenue Bonds, Series 2002A, 5.125%, 3/15/21 (ETM)
           2,950   New York State Urban Development Corporation, State Personal      3/13 at 100.00           AAA         3,348,811
                      Income Tax Revenue Bonds, Series 2003B, 5.000%, 3/15/22
                      (Pre-refunded 3/15/13)
           2,095   Niagara Falls, Niagara County, New York, General Obligation         No Opt. Call         A (4)         2,108,471
                      Water Treatment Plant Bonds, Series 1994, 8.000%,
                      11/01/09 - MBIA Insured (Alternative Minimum Tax) (ETM)
           1,600   Triborough Bridge and Tunnel Authority, New York, General           No Opt. Call           AAA         1,895,312
                      Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)
           7,500   Triborough Bridge and Tunnel Authority, New York, General         1/22 at 100.00           AAA         9,476,322
                      Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                      (Pre-refunded 1/01/22)
           3,480   Virgin Islands Public Finance Authority, Gross Receipts          10/10 at 101.00      BBB+ (4)         3,731,117
                      Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
                      (Pre-refunded 10/01/10)
           2,520   Yonkers Industrial Development Agency, New York, Revenue          2/11 at 100.00      Baa3 (4)         2,709,756
                      Bonds, Community Development Properties - Yonkers Inc.
                      Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded
                      2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
          34,410   Total U.S. Guaranteed                                                                                 39,085,331
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 8.1% (5.4% OF TOTAL INVESTMENTS)
                   Long Island Power Authority, New York, Electric System
                   General Revenue Bonds, Series 2006A:
           3,100      5.000%, 12/01/23 - FGIC Insured                                6/16 at 100.00             A         3,296,540
           3,100      5.000%, 12/01/24 - FGIC Insured                                6/16 at 100.00             A         3,281,598

38 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES (continued)
$          2,300   Nassau County Industrial Development Authority, New York,         6/13 at 100.00            A-   $     2,253,172
                      Keyspan Glenwood Energy Project, Series 2003, 5.250%,
                      6/01/27 (Alternative Minimum Tax)
           2,000   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2         1,928,500
                      Solid Waste Disposal Facility Revenue Refunding Bonds,
                      American Ref-Fuel Company of Niagara LP, Series 2001D,
                      5.550%, 11/15/24 (Mandatory put 11/15/15)
           4,000   Power Authority of the State of New York, General Revenue        11/10 at 100.00           Aa2         4,051,680
                      Bonds, Series 2000A, 5.250%, 11/15/40
             820   Power Authority of the State of New York, General Revenue        11/15 at 100.00           Aa2           912,078
                      Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
           4,000   Suffolk County Industrial Development Agency, New York,           1/10 at 100.50           N/R         3,375,000
                      Revenue Bonds, Nissequogue Cogeneration Partners
                      Facility, Series 1998, 5.500%, 1/01/23 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          19,320   Total Utilities                                                                                       19,098,568
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 5.5% (3.7% OF TOTAL INVESTMENTS)
           2,495   New York City Municipal Water Finance Authority, New York,        6/10 at 101.00           AAA         2,610,243
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2000B, 6.100%, 6/15/31 - MBIA Insured
           2,000   New York City Municipal Water Finance Authority, New York,        6/11 at 101.00           AAA         2,171,979
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2001D, 5.500%, 6/15/17
           2,225   New York City Municipal Water Finance Authority, New York,        6/12 at 100.00           AAA         2,437,197
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2003A, 5.375%, 6/15/19
                   New York State Environmental Facilities Corporation, State
                   Clean Water and Drinking Water Revolving Funds Revenue
                   Bonds, Pooled Loan Issue, Series 2002F:
           1,345      5.250%, 11/15/19                                              11/12 at 100.00           AAA         1,446,372
           4,060      5.250%, 11/15/20                                              11/12 at 100.00           AAA         4,355,405
------------------------------------------------------------------------------------------------------------------------------------
          12,125   Total Water and Sewer                                                                                 13,021,196
------------------------------------------------------------------------------------------------------------------------------------
$        323,085   Total Long-Term Municipal Bonds (cost $325,839,775) - 144.1%                                         338,706,213
================--------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 6.1% (4.0% OF TOTAL INVESTMENTS)
                   MUNICIPAL BONDS - 0.6% (0.4% OF TOTAL INVESTMENTS)
                   TAX OBLIGATION/LIMITED - 0.6% (0.4% OF TOTAL INVESTMENTS)
           1,500   Metropolitan Transportation Authority, New York, Dedicated       12/09 at 100.00           A-1         1,500,000
                      Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                      Series 2008A, 0.410%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                   EURO DOLLAR TIME DEPOSITS - 5.5% (3.6% OF TOTAL INVESTMENTS)
          12,817   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                 N/A           N/A        12,817,285
------------------------------------------------------------------------------------------------------------------------------------
$         14,317   Total Short-Term Investments (cost $14,317,285)                                                       14,317,285
================--------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $340,157,060) - 150.2%                                                       353,023,498
                   -----------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (14.7)%                                                                  (34,645,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.8%                                                                   4,379,083
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (37.3)% (6)                                                 (87,650,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   235,107,581
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.8%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 39

NAN | Nuveen New York Dividend Advantage Municipal Fund
    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 2.5% (1.6% OF TOTAL INVESTMENTS)
$            500   New York City Industrial Development Agency, New York,            9/15 at 100.00           BB+   $       347,690
                      Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                      5.000%, 9/01/35
           3,600   Seneca Nation of Indians Capital Improvements Authority,          6/17 at 100.00            BB         3,024,000
                      New York, Special Obligation Bonds, Series 2007A,
                      5.000%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
           4,100   Total Consumer Discretionary                                                                           3,371,690
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.3% (1.6% OF TOTAL INVESTMENTS)
             305   New York Counties Tobacco Trust II, Tobacco Settlement            6/11 at 101.00           BBB           298,604
                      Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
             790   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00           BBB           790,040
                      Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                      5/15/33
             240   Rensselaer Tobacco Asset Securitization Corporation, New          6/12 at 100.00           BBB           233,712
                      York, Tobacco Settlement Asset-Backed Bonds, Series
                      2001A, 5.200%, 6/01/25
                   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
                   2006:
             805      4.750%, 6/01/22                                                6/16 at 100.00           BBB           806,771
           1,125      5.000%, 6/01/26                                                6/16 at 100.00           BBB         1,064,036
------------------------------------------------------------------------------------------------------------------------------------
           3,265   Total Consumer Staples                                                                                 3,193,163
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 17.3% (11.6% OF TOTAL
                      INVESTMENTS)
             380   Albany Industrial Development Agency, New York, Revenue           7/17 at 100.00           BBB           356,493
                      Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31
             160   Albany Industrial Development Agency, New York, Revenue           4/17 at 100.00           N/R           127,037
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/37
             120   Cattaraugus County Industrial Development Agency, New York,       5/16 at 100.00          BBB-           107,818
                      Revenue Bonds, St. Bonaventure University, Series 2006,
                      5.000%, 5/01/23
           1,635   Dormitory Authority of the State of New York, General             7/17 at 100.00          BBB-         1,515,073
                      Revenue Bonds, Manhattan College, Series 2007A, 5.000%,
                      7/01/41 - RAAI Insured
           1,000   Dormitory Authority of the State of New York, Lease Revenue       7/32 at 100.00           AA-         1,093,000
                      Bonds, State University Dormitory Facilities, Series
                      2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                      GTY Insured
             705   Dormitory Authority of the State of New York, Lease Revenue       7/15 at 100.00           AA-           721,568
                      Bonds, State University Dormitory Facilities, Series
                      2004A, 5.000%, 7/01/29 - NPFG Insured
             195   Dormitory Authority of the State of New York, Revenue             7/10 at 101.00           AAA           202,537
                      Bonds, Fashion Institute of Technology, Series 2000,
                      5.375%, 7/01/20 - FSA Insured
           1,250   Dormitory Authority of the State of New York, Revenue             1/10 at 101.00          BBB-         1,263,438
                      Bonds, Marymount Manhattan College, Series 1999, 6.250%,
                      7/01/29 - RAAI Insured
           1,630   Dutchess County Industrial Development Agency, New York,          8/17 at 100.00          Baa1         1,404,669
                      Civic Facility Revenue Bonds, Bard College Project,
                      Series 2007-A2, 4.500%, 8/01/36
             370   Hempstead Town Industrial Development Agency, New York,          10/15 at 100.00             A           380,419
                      Revenue Bonds, Adelphi University, Civic Facility
                      Project, Series 2005, 5.000%, 10/01/35
                   Kenmore Housing Authority, New York, Revenue Bonds, State
                   University of New York at Buffalo Student Apartment
                   Project, Series 1999A:
           3,050      5.500%, 8/01/19 - RAAI Insured                                 2/10 at 102.00            A3         3,105,114
           2,750      5.500%, 8/01/24 - RAAI Insured                                 2/10 at 102.00            A3         2,775,080
           3,070   Monroe County Industrial Development Agency, New York,           12/09 at 102.00          BBB-         3,089,464
                      Civic Facility Revenue Bonds, St. John Fisher College,
                      Series 1999, 5.375%, 6/01/24 - RAAI Insured
             330   New York City Industrial Development Agency, New York,           10/14 at 100.00            A-           323,994
                      Civic Facility Revenue Bonds, St. Francis College,
                      Series 2004, 5.000%, 10/01/34
           1,800   New York City Industrial Development Agency, New York,            2/11 at 100.00            A-         1,823,508
                      Civic Facility Revenue Bonds, YMCA of Greater New York,
                      Series 2002, 5.250%, 8/01/21
           1,630   New York City Industrial Development Agency, New York,            1/17 at 100.00           BBB         1,510,961
                      PILOT Revenue Bonds, Queens Baseball Stadium Project,
                      Series 2006, 4.750%, 1/01/42 - AMBAC Insured

40 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$          2,240   New York City Industrial Development Authority, New York,         9/16 at 100.00          BBB-   $     1,983,475
                      PILOT Revenue Bonds, Yankee Stadium Project, Series
                      2006, 4.500%, 3/01/39 - FGIC Insured
           1,500   Niagara County Industrial Development Agency, New York,          11/11 at 101.00           BBB         1,523,340
                      Civic Facility Revenue Bonds, Niagara University, Series
                      2001A, 5.350%, 11/01/23 - RAAI Insured
             245   Seneca County Industrial Development Authority, New York,        10/17 at 100.00           BBB           219,745
                      Revenue Bonds, New York Chiropractic College, Series
                      2007, 5.000%, 10/01/27
             250   Town of Hempstead Local Development, New York, Corporation        2/19 at 100.00             A           260,815
                      Revenue Refunding Bonds, Series 2009A, and Revenue
                      Bonds, Adelphi University Project, Series 2009B, 5.250%,
                      2/01/39
------------------------------------------------------------------------------------------------------------------------------------
          24,310   Total Education and Civic Organizations                                                               23,787,548
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 2.2% (1.5% OF TOTAL INVESTMENTS)
           1,100   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,133,264
                      Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
           1,740   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,859,399
                      Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
           2,840   Total Financials                                                                                       2,992,663
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 30.4% (20.4% OF TOTAL INVESTMENTS)
                   Albany Industrial Development Agency, New York, Revenue
                   Bonds, Albany Medical Center, Series 1999:
           1,120      6.000%, 5/01/19                                               11/09 at 101.00           N/R         1,123,618
           1,460      6.000%, 5/01/29                                               11/09 at 101.00           N/R         1,338,032
           1,970   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.50             A         1,992,931
                      Mortgage Hospital Revenue Bonds, Memorial Hospital of
                      William F. and Gertrude F. Jones Inc., Series 1999,
                      5.250%, 8/01/19 - NPFG Insured
           4,825   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 101.00           N/R         4,879,858
                      Mortgage Hospital Revenue Bonds, Montefiore Medical
                      Center, Series 1999, 5.450%, 8/01/29 - AMBAC Insured
             625   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A           652,594
                      Mortgage Revenue Bonds, Montefiore Hospital, Series
                      2004, 5.000%, 8/01/29 - FGIC Insured
           2,600   Dormitory Authority of the State of New York, FHA-Insured         8/15 at 100.00            A-         2,686,112
                      Revenue Bonds, St. Lukes Roosevelt Hospital, Series
                      2005, 4.900%, 8/15/31
                   Dormitory Authority of the State of New York, Insured Revenue
                   Bonds, Franciscan Health Partnership Obligated Group -
                   Frances Shervier Home and Hospital, Series 1997:
           2,000      5.500%, 7/01/17 - RAAI Insured                                 1/10 at 100.00            A3         2,002,280
           2,000      5.500%, 7/01/27 - RAAI Insured                                 1/10 at 100.00            A3         2,000,400
           2,000   Dormitory Authority of the State of New York, Revenue             7/10 at 101.00          BBB+         2,040,660
                      Bonds, Catholic Health Services of Long Island Obligated
                      Group - St. Catherine of Siena Medical Center, Series
                      2000A, 6.500%, 7/01/20
                   Dormitory Authority of the State of New York, Revenue
                   Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
             165      5.375%, 7/01/20                                                7/11 at 101.00           Ba1           150,780
             500      5.500%, 7/01/30                                                7/11 at 101.00           Ba1           423,800
           3,150   Dormitory Authority of the State of New York, Revenue             7/16 at 100.00            AA         3,285,356
                      Bonds, Memorial Sloan Kettering Cancer Center, Series
                      2006, 5.000%, 7/01/35 (UB)
           1,575   Dormitory Authority of the State of New York, Revenue             7/10 at 101.00            A2         1,612,202
                      Bonds, Mount Sinai NYU Health Obligated Group, Series
                      2000A, 6.500%, 7/01/25
             250   Dormitory Authority of the State of New York, Revenue             1/10 at 100.00            A2           250,148
                      Bonds, Mount Sinai NYU Health, Series 2000C, 5.500%,
                      7/01/26
           1,415   Dormitory Authority of the State of New York, Revenue             8/14 at 100.00           AAA         1,548,463
                      Bonds, New York and Presbyterian Hospital, Series 2004A,
                      5.250%, 8/15/15 - FSA Insured
           1,000   Dormitory Authority of the State of New York, Revenue            11/16 at 100.00          Baa1           991,480
                      Bonds, North Shore Long Island Jewish Obligated Group,
                      Series 2005A, 5.000%, 11/01/34
           2,000   Dormitory Authority of the State of New York, Revenue             7/17 at 100.00          Baa2         2,007,900
                      Bonds, NYU Hospitals Center, Series 2007B, 5.625%,
                      7/01/37
             500   Dormitory Authority of the State of New York, Revenue             7/13 at 100.00          Baa1           501,970
                      Bonds, South Nassau Communities Hospital, Series 2003B,
                      5.500%, 7/01/23
             600   Dormitory Authority of the State of New York, Revenue             7/13 at 100.00          Baa1           570,096
                      Bonds, Winthrop-South Nassau University Hospital
                      Association, Series 2003A, 5.500%, 7/01/32

                                                           Nuveen Investments 41

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$            420   Livingston County Industrial Development Agency, New York,        7/10 at 100.00            BB   $       362,439
                      Civic Facility Revenue Bonds, Nicholas H. Noyes
                      Hospital, Series 2005, 6.000%, 7/01/30
                   Madison County Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Oneida Health System, Series 2007A:
             410      5.250%, 2/01/27                                                  No Opt. Call          BBB-           377,520
             360      5.500%, 2/01/32                                                  No Opt. Call          BBB-           330,527
           1,750   New York City Health and Hospitals Corporation, New York,         2/13 at 100.00            A+         1,822,485
                      Health System Revenue Bonds, Series 2003A, 5.250%,
                      2/15/22 - AMBAC Insured
             565   New York City Industrial Development Agency, New York,            7/12 at 100.00           Ba2           526,783
                      Civic Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2001B, 6.375%, 7/01/31
             100   New York City Industrial Development Agency, New York,            7/12 at 101.00           Ba2            93,181
                      Civic Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2002C, 6.450%, 7/01/32
           4,000   Ulster County Industrial Development Agency, New York,           11/09 at 101.00            A2         4,046,918
                      Civic Facility Revenue Bonds, Kingston Hospital, Series
                      1999, 5.650%, 11/15/24
           3,170   Yates County Industrial Development Agency, New York,             2/10 at 101.00           AAA         3,453,525
                      FHA-Insured Civic Facility Mortgage Revenue Bonds,
                      Soldiers and Sailors Memorial Hospital, Series 1999A,
                      5.650%, 2/01/39
             650   Yonkers Industrial Development Agency, New York, Revenue          7/11 at 101.00            B-           599,833
                      Bonds, St. John's Riverside Hospital, Series 2001A,
                      7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
          41,180   Total Health Care                                                                                     41,671,891
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 8.4% (5.7% OF TOTAL INVESTMENTS)
           2,585   New York City Housing Development Corporation, New York,          7/15 at 100.00           AA+         2,745,167
                      Capital Fund Program Revenue Bonds, Series 2005, 5.000%,
                      7/01/25 - FGIC Insured (UB)
           3,000   New York City Housing Development Corporation, New York,          5/11 at 101.00            AA         3,051,840
                      Multifamily Housing Revenue Bonds, Series 2001A, 5.500%,
                      11/01/31
             750   New York City Housing Development Corporation, New York,          5/14 at 100.00            AA           772,103
                      Multifamily Housing Revenue Bonds, Series 2004A, 5.250%,
                      11/01/30
           4,000   New York City Housing Development Corporation, New York,          5/19 at 100.00            AA         4,021,238
                      Multifamily Housing Revenue Bonds, Series 2009J, 4.800%,
                      5/01/36 (WI/DD, Settling 10/01/09)
             600   New York State Housing Finance Agency, Affordable Housing         5/19 at 100.00           Aa2           604,632
                      Revenue Bonds, Series 2009B, 4.500%, 11/01/29
             405   New York State Housing Finance Agency, Affordable Housing        11/17 at 100.00           Aa2           407,098
                      Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          11,340   Total Housing/Multifamily                                                                             11,602,078
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 4.0% (2.7% OF TOTAL INVESTMENTS)
             645   Guam Housing Corporation, Mortgage-Backed Securities                No Opt. Call           AAA           705,314
                      Program Single Family Mortgage Revenue Bonds, Series
                      1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)
             485   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/17 at 100.00           Aa1           483,210
                      Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative
                      Minimum Tax)
           1,350   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/15 at 100.00           Aa1         1,289,250
                      Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum
                      Tax)
             510   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/17 at 100.00           Aa1           514,315
                      Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative
                      Minimum Tax)
           1,600   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/09 at 100.00           Aa1         1,600,720
                      Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum
                      Tax)
             840   New York State Mortgage Agency, Mortgage Revenue Bonds,           4/13 at 101.00           Aaa           849,316
                      Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           5,430   Total Housing/Single Family                                                                            5,442,125
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 5.7% (3.8% OF TOTAL INVESTMENTS)
           2,000   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00            AA         2,041,940
                      Nursing Home Mortgage Revenue Bonds, Gurwin Jewish
                      Geriatric Center of Long Island, Series 2005A, 4.900%,
                      2/15/41
             600   Dormitory Authority of the State of New York, GNMA                2/17 at 103.00            A-           621,534
                      Collateralized Revenue Bonds, Cabrini of Westchester
                      Project, Series 2006, 5.200%, 2/15/41

42 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE (continued)
$            375   Dormitory Authority of the State of New York, Non-State          11/16 at 100.00            A1   $       378,548
                      Supported Debt, Ozanam Hall of Queens Nursing Home
                      Revenue Bonds, Series 2006, 5.000%, 11/01/31
             250   Dormitory Authority of the State of New York, Revenue             7/15 at 100.00           N/R           164,338
                      Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 -
                      ACA Insured
             905   East Rochester Housing Authority, New York, Senior Living         8/16 at 101.00           N/R           745,883
                      Revenue Bonds, Woodland Village Project, Series 2006,
                      5.500%, 8/01/33
             750   New York City Industrial Development Agency, New York,            7/11 at 101.00           N/R           763,538
                      Civic Facility Revenue Bonds, Special Needs Facilities
                      Pooled Program, Series 2001A-1, 7.250%, 7/01/16
                   New York City Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Special Needs Facilities Pooled
                   Program, Series 2008A-1:
           1,140      5.500%, 7/01/18                                                7/16 at 101.00           N/R         1,041,196
             635      5.800%, 7/01/23                                                7/16 at 101.00           N/R           564,210
           1,485   Yonkers Industrial Development Agency, New York,                  2/10 at 100.50             A         1,501,394
                      FHA-Insured Mortgage Revenue Bonds, Michael Malotz
                      Skilled Nursing Pavilion, Series 1999, 5.450%, 2/01/29 -
                      NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
           8,140   Total Long-Term Care                                                                                   7,822,581
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)
             330   Jefferson County Industrial Development Agency, New York,        12/13 at 100.00           BBB           322,278
                      Solid Waste Disposal Revenue Bonds, International Paper
                      Company Project, Series 2003A, 5.200%, 12/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 14.6% (9.8% OF TOTAL INVESTMENTS)
           2,600   New York City, New York, General Obligation Bonds, Fiscal        11/09 at 101.00            AA         2,628,418
                      Series 1999J, 5.125%, 5/15/29 - NPFG Insured
           3,700   New York City, New York, General Obligation Bonds, Fiscal         8/16 at 100.00            AA         3,997,293
                      Series 2007A, 5.000%, 8/01/25
           6,590   New York City, New York, General Obligation Bonds, Fiscal        12/17 at 100.00            AA         7,266,068
                      2007D-1, 5.125%, 12/01/25 (UB)
           1,000   New York City, New York, General Obligation Bonds, Series         8/14 at 100.00            AA         1,112,770
                      2004, 5.250%, 8/15/16 (UB)
                   Rochester, New York, General Obligation Bonds, Series 1999:
             720      5.250%, 10/01/18 - NPFG Insured                                  No Opt. Call             A           840,182
             720      5.250%, 10/01/19 - NPFG Insured                                  No Opt. Call             A           844,481
           2,280   Rockland County, New York, General Obligation Bonds, Series      10/09 at 101.00           AA-         2,311,760
                      1999, 5.600%, 10/15/16
                   United Nations Development Corporation, New York, Senior
                   Lien Revenue Bonds, Series 2004A:
             500      5.250%, 7/01/23                                                1/10 at 100.00            A3           500,575
             500      5.250%, 7/01/24                                                1/10 at 100.00            A3           500,545
------------------------------------------------------------------------------------------------------------------------------------
          18,610   Total Tax Obligation/General                                                                          20,002,092
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 32.0% (21.4% OF TOTAL INVESTMENTS)
           1,000   Battery Park City Authority, New York, Senior Revenue            11/13 at 100.00           AAA         1,123,540
                      Bonds, Series 2003A, 5.250%, 11/01/21
             590   Dormitory Authority of the State of New York, Department of       7/15 at 100.00           AA-           631,595
                      Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                      CIFG Insured
           1,850   Dormitory Authority of the State of New York, Secured             2/10 at 100.00            A1         1,859,768
                      Hospital Revenue Refunding Bonds, Wyckoff Heights
                      Medical Center, Series 1998H, 5.300%, 8/15/21 - NPFG
                      Insured
             185   Dormitory Authority of the State of New York, State               3/15 at 100.00           AAA           203,655
                      Personal Income Tax Revenue Bonds, Series 2005F, 5.000%,
                      3/15/21 - FSA Insured
             550   Erie County Industrial Development Agency, New York, School       5/14 at 100.00           AAA           586,856
                      Facility Revenue Bonds, Buffalo City School District,
                      Series 2004, 5.750%, 5/01/26 - FSA Insured (UB)
                   Metropolitan Transportation Authority, New York, Dedicated
                   Tax Fund Bonds, Series 2002A:
           2,000      5.250%, 11/15/25 - FSA Insured                                11/12 at 100.00           AAA         2,099,040
           2,000      5.000%, 11/15/30                                              11/12 at 100.00            AA         2,040,440
           1,000   Metropolitan Transportation Authority, New York, State            7/12 at 100.00           AA-         1,027,410
                      Service Contract Refunding Bonds, Series 2002A, 5.125%,
                      1/01/29
           1,130   Monroe Newpower Corporation, New York, Power Facilities           1/13 at 102.00           BBB           933,369
                      Revenue Bonds, Series 2003, 5.500%, 1/01/34

                                                           Nuveen Investments 43

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   New York City Sales Tax Asset Receivable Corporation, New
                   York, Dedicated Revenue Bonds, Local Government Assistance
                   Corporation, Series 2004:
$          1,100      5.000%, 10/15/25 - NPFG Insured (UB)                          10/14 at 100.00           AAA   $     1,186,031
             810      5.000%, 10/15/26 - NPFG Insured (UB)                          10/14 at 100.00           AAA           870,151
           2,375      5.000%, 10/15/29 - AMBAC Insured (UB)                         10/14 at 100.00           AAA         2,525,338
           2,100   New York City Transitional Finance Authority, New York,           1/17 at 100.00           AA-         2,254,917
                      Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                      5.000%, 1/15/28 - FGIC Insured
           1,670   New York City Transitional Finance Authority, New York,           2/13 at 100.00           AAA         1,798,891
                      Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
                      2/01/23
           2,115   New York City Transitional Finance Authority, New York,          11/17 at 100.00           AAA         2,336,694
                      Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%,
                      11/01/27
           1,000   New York State Environmental Facilities Corporation,              3/14 at 100.00           AA-         1,067,190
                      Infrastructure Revenue Bonds, Series 2003A, 5.000%,
                      3/15/21
           2,920   New York State Environmental Facilities Corporation, State       12/17 at 100.00           AAA         3,238,806
                      Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                      12/15/26 (UB)
           1,190   New York State Housing Finance Agency, State Personal Income      9/15 at 100.00           AAA         1,251,868
                      Tax Revenue Bonds, Economic Development and Housing,
                      Series 2006A, 5.000%, 3/15/36
             700   New York State Thruway Authority, General Revenue Bonds,          7/15 at 100.00           AAA           737,821
                      Series 2005G, 5.000%, 1/01/30 - FSA Insured (UB)
           1,000   New York State Thruway Authority, Highway and Bridge Trust       10/15 at 100.00            AA         1,104,670
                      Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21
                      - AMBAC Insured
           3,400   New York State Thruway Authority, Highway and Bridge Trust          No Opt. Call            AA         4,179,178
                      Fund Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC Insured
                      (UB)
           1,625   New York State Thruway Authority, Highway and Bridge Trust       10/17 at 100.00            AA         1,764,311
                      Fund Bonds, Series 2007, 5.000%, 4/01/27
                   New York State Tobacco Settlement Financing Corporation,
                   Tobacco Settlement Asset-Backed and State Contingency
                   Contract-Backed Bonds, Series 2003A-1:
           4,000      5.250%, 6/01/20 - AMBAC Insured                                6/13 at 100.00           AA-         4,282,598
           2,000      5.250%, 6/01/22 - AMBAC Insured                                6/13 at 100.00           AA-         2,128,600
           1,000   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-         1,075,070
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
           1,330   New York State Urban Development Corporation, State Personal      3/17 at 100.00           AAA         1,579,761
                      Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W,
                      12.884%, 3/15/37 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          40,640   Total Tax Obligation/Limited                                                                          43,887,568
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 11.8% (7.9% OF TOTAL INVESTMENTS)
             310   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00          BBB+           317,316
                      2001A, 5.625%, 7/15/25
           3,000   Metropolitan Transportation Authority, New York,                 11/17 at 100.00             A         3,153,090
                      Transportation Revenue Bonds, Series 2007B, 5.000%,
                      11/15/33
           1,000   Metropolitan Transportation Authority, New York,                 11/12 at 100.00             A         1,044,230
                      Transportation Revenue Refunding Bonds, Series 2002A,
                      5.125%, 11/15/22 - FGIC Insured
           1,750   New York City Industrial Development Agency, New York,            8/16 at 101.00            B-         1,793,505
                      American Airlines-JFK International Airport Special
                      Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                      (Alternative Minimum Tax)
             200   New York City Industrial Development Agency, New York, Civic     10/17 at 100.00           N/R           147,908
                      Facility Revenue Bonds, Bronx Parking Development
                      Company, LLC Project, Series 2007, 5.750%, 10/01/37
             105   New York City Industrial Development Agency, New York,           12/09 at 101.00            BB            75,531
                      Special Facilities Revenue Bonds, British Airways PLC,
                      Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
           1,000   New York City Industrial Development Agency, New York,            8/12 at 101.00            B-         1,026,760
                      Special Facilities Revenue Bonds, JFK Airport - American
                      Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                      Minimum Tax)
             450   New York City Industrial Development Authority, New York,         5/12 at 100.00            B-           377,015
                      JetBlue, 5.000%, 5/15/20 (Alternative Minimum Tax)
             160   New York State Thruway Authority, General Revenue Bonds,          1/15 at 100.00            A+           166,810
                      Series 2005F, 5.000%, 1/01/30 - AMBAC Insured
             500   Niagara Frontier Airport Authority, New York, Airport            10/09 at 101.00             A           502,390
                      Revenue Bonds, Buffalo Niagara International Airport,
                      Series 1999A, 5.625%, 4/01/29 - NPFG Insured (Alternative
                      Minimum Tax)

44 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION (continued)
                   Port Authority of New York and New Jersey, Consolidated
                   Revenue Bonds, One Hundred Fortieth Series 2005:
$          1,300      5.000%, 12/01/28 - SYNCORA GTY Insured                         6/15 at 101.00           AA-   $     1,400,360
             615      5.000%, 12/01/31 - SYNCORA GTY Insured                         6/15 at 101.00           AA-           655,959
             440   Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA           577,535
                      Revenue Bonds, One Hundred Forty Eighth Series 2007,
                      Trust 2920, 16.962%, 8/15/32 - FSA Insured (IF)
           1,000   Triborough Bridge and Tunnel Authority, New York, General         1/12 at 100.00           Aa2         1,078,110
                      Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16
           2,500   Triborough Bridge and Tunnel Authority, New York, General        11/12 at 100.00           Aa2         2,720,725
                      Purpose Revenue Refunding Bonds, Series 2002B, 5.000%,
                      11/15/21
           1,000   Triborough Bridge and Tunnel Authority, New York,                11/18 at 100.00           Aa2         1,159,500
                      Subordinate Lien General Purpose Revenue Refunding Bonds,
                      Tender Option Bond Trust 1184, 9.031%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          15,330   Total Transportation                                                                                  16,196,744
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 5.1% (3.4% OF TOTAL INVESTMENTS) (4)
             390   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00      BBB+ (4)           429,082
                      2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)
                   Dormitory Authority of the State of New York, Improvement
                   Revenue Bonds, Mental Health Services Facilities, Series
                   2000D:
              25      5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            26,222
              10      5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured           8/10 at 100.00           AAA            10,486
             305   Dormitory Authority of the State of New York, Revenue Bonds,      7/10 at 101.00           AAA           319,683
                      Fashion Institute of Technology, Series 2000, 5.375%,
                      7/01/20 (Pre-refunded 7/01/10) - FSA Insured
             425   Erie County Tobacco Asset Securitization Corporation, New         7/10 at 101.00           AAA           448,167
                      York, Senior Tobacco Settlement Asset-Backed Bonds,
                      Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)
             535   Metropolitan Transportation Authority, New York, Commuter         1/10 at 100.00       N/R (4)           536,771
                      Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                      AMBAC Insured (ETM)
           1,050   Monroe Tobacco Asset Securitization Corporation, New York,        6/10 at 101.00           AAA         1,097,261
                      Tobacco Settlement Asset-Backed Bonds, Series 2000,
                      6.150%, 6/01/25 (Pre-refunded 6/01/10)
             455   New York City Industrial Development Agency, New York, Civic      7/10 at 102.00       N/R (4)           486,268
                      Facility Revenue Bonds, Special Needs Facilities Pooled
                      Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded
                      7/01/10)
             750   Virgin Islands Public Finance Authority, Gross Receipts          10/10 at 101.00      BBB+ (4)           804,120
                      Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
                      (Pre-refunded 10/01/10)
           1,250   Westchester Tobacco Asset Securitization Corporation, New         7/10 at 101.00           AAA         1,325,963
                      York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
                      6.750%, 7/15/29 (Pre-refunded 7/15/10)
           1,400   Yonkers Industrial Development Agency, New York, Revenue          2/11 at 100.00      Baa3 (4)         1,505,420
                      Bonds, Community Development Properties - Yonkers Inc.
                      Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded
                      2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
           6,595   Total U.S. Guaranteed                                                                                  6,989,443
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 5.4% (3.6% OF TOTAL INVESTMENTS)
                   Long Island Power Authority, New York, Electric System
                   General Revenue Bonds, Series 2006A:
           2,500      5.000%, 12/01/23 - FGIC Insured                                6/16 at 100.00             A         2,658,500
             500      5.000%, 12/01/24 - FGIC Insured                                6/16 at 100.00             A           529,290
           1,400   Nassau County Industrial Development Authority, New York,         6/13 at 100.00            A-         1,371,496
                      Keyspan Glenwood Energy Project, Series 2003, 5.250%,
                      6/01/27 (Alternative Minimum Tax)
             250   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2           249,388
                      Solid Waste Disposal Facility Revenue Bonds, American
                      Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%,
                      11/15/24 (Mandatory put 11/15/14) (Alternative Minimum
                      Tax)
             600   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2           590,022
                      Solid Waste Disposal Facility Revenue Refunding Bonds,
                      American Ref-Fuel Company of Niagara LP, Series 2001B,
                      5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative
                      Minimum Tax)
           2,000   Power Authority of the State of New York, General Revenue        11/10 at 100.00           Aa2         2,030,659
                      Bonds, Series 2000A, 5.250%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
           7,250   Total Utilities                                                                                        7,429,355
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 0.9% (0.6% OF TOTAL INVESTMENTS)
$          1,130   New York City Municipal Water Finance Authority, New York,        6/12 at 100.00           AAA   $     1,237,767
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2003A, 5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
$        190,490   Total Long-Term Investments (cost $191,808,447) - 142.8%                                             195,948,986
================--------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 6.3% (4.2% OF TOTAL INVESTMENTS)
$          8,674   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                 N/A           N/A         8,673,657
================--------------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $8,673,657)                                                         8,673,657
                   -----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $200,482,104) - 149.1%                                                       204,622,643
                   -----------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (12.9)%                                                                  (17,735,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.2%                                                                   1,780,484
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (37.4)% (5)                                                 (51,400,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $   137,268,127
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.1%.

N/A   Not applicable.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NXK | Nuveen New York Dividend Advantage Municipal Fund 2
    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 1.9% (1.3% OF TOTAL INVESTMENTS)
$            275   New York City Industrial Development Agency, New York,            9/15 at 100.00           BB+   $       191,230
                      Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                      5.000%, 9/01/35
           1,950   Seneca Nation of Indians Capital Improvements Authority, New      6/17 at 100.00            BB         1,638,000
                      York, Special Obligation Bonds, Series 2007A, 5.000%,
                      12/01/23
------------------------------------------------------------------------------------------------------------------------------------
           2,225   Total Consumer Discretionary                                                                           1,829,230
------------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.4% (1.7% OF TOTAL INVESTMENTS)
             300   New York Counties Tobacco Trust II, Tobacco Settlement            6/11 at 101.00           BBB           293,709
                      Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
             500   New York Counties Tobacco Trust III, Tobacco Settlement           6/13 at 100.00           BBB           486,725
                      Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
             150   Rensselaer Tobacco Asset Securitization Corporation, New          6/12 at 100.00           BBB           146,070
                      York, Tobacco Settlement Asset-Backed Bonds, Series
                      2001A, 5.200%, 6/01/25
                   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
                   2006:
             600      4.750%, 6/01/22                                                6/16 at 100.00           BBB           601,320
             835      5.000%, 6/01/26                                                6/16 at 100.00           BBB           789,751
------------------------------------------------------------------------------------------------------------------------------------
           2,385   Total Consumer Staples                                                                                 2,317,575
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 16.4% (11.4% OF TOTAL
                      INVESTMENTS)
             260   Albany Industrial Development Agency, New York, Revenue           7/17 at 100.00           BBB           243,916
                      Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31
             110   Albany Industrial Development Agency, New York, Revenue           4/17 at 100.00           N/R            87,338
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/37
           1,975   Amherst Industrial Development Agency, New York, Revenue          8/11 at 102.00           N/R         1,999,451
                      Bonds, UBF Faculty/Student Housing Corporation,
                      University of Buffalo Village Green Project, Series
                      2001A, 5.250%, 8/01/31 - AMBAC Insured
              90   Cattaraugus County Industrial Development Agency, New York,       5/16 at 100.00          BBB-            80,863
                      Revenue Bonds, St. Bonaventure University, Series 2006,
                      5.000%, 5/01/23
           1,125   Dormitory Authority of the State of New York, General             7/17 at 100.00          BBB-         1,042,481
                      Revenue Bonds, Manhattan College, Series 2007A, 5.000%,
                      7/01/41 - RAAI Insured
           2,000   Dormitory Authority of the State of New York, Insured             1/10 at 100.50             A         2,015,860
                      Revenue Bonds, New York Medical College, Series 1998,
                      5.000%, 7/01/21 - NPFG Insured
           1,000   Dormitory Authority of the State of New York, Lease Revenue         No Opt. Call           AA-         1,093,000
                      Bonds, State University Dormitory Facilities, Series
                      2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                      GTY Insured
             485   Dormitory Authority of the State of New York, Lease Revenue       7/15 at 100.00           AA-           496,398
                      Bonds, State University Dormitory Facilities, Series
                      2004A, 5.000%, 7/01/29 - NPFG Insured
           1,000   Dormitory Authority of the State of New York, Revenue Bonds,      7/11 at 101.00             A         1,005,760
                      Canisius College, Series 2000, 5.250%, 7/01/30 - NPFG
                      Insured
           1,265   Dormitory Authority of the State of New York, Third General       1/10 at 101.00           AA-         1,274,475
                      Resolution Consolidated Revenue Bonds, City University
                      System, Series 1998-1, 5.250%, 7/01/25 - FGIC Insured
             120   Dutchess County Industrial Development Agency, New York,          8/17 at 100.00          Baa1           103,411
                      Civic Facility Revenue Bonds, Bard College Project,
                      Series 2007-A2, 4.500%, 8/01/36
             265   Hempstead Town Industrial Development Agency, New York,          10/15 at 100.00             A           272,462
                      Revenue Bonds, Adelphi University, Civic Facility
                      Project, Series 2005, 5.000%, 10/01/35
           2,190   Monroe County Industrial Development Agency, New York, Civic      6/11 at 102.00          BBB-         2,199,242
                      Facility Revenue Bonds, St. John Fisher College, Series
                      2001, 5.250%, 6/01/26 - RAAI Insured
             245   New York City Industrial Development Agency, New York, Civic     10/14 at 100.00            A-           240,541
                      Facility Revenue Bonds, St. Francis College, Series 2004,
                      5.000%, 10/01/34
           1,100   New York City Industrial Development Agency, New York, Civic      2/11 at 100.00            A-         1,114,366
                      Facility Revenue Bonds, YMCA of Greater New York, Series
                      2002, 5.250%, 8/01/21
           1,120   New York City Industrial Development Agency, New York, PILOT      1/17 at 100.00           BBB         1,038,206
                      Revenue Bonds, Queens Baseball Stadium Project, Series
                      2006, 4.750%, 1/01/42 - AMBAC Insured

                                                           Nuveen Investments 47

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS (continued)
$          1,460   New York City Industrial Development Authority, New York,         9/16 at 100.00          BBB-   $     1,292,801
                      PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                      4.500%, 3/01/39 - FGIC Insured
             170   Seneca County Industrial Development Authority, New York,        10/17 at 100.00           BBB           152,476
                      Revenue Bonds, New York Chiropractic College, Series
                      2007, 5.000%, 10/01/27
------------------------------------------------------------------------------------------------------------------------------------
          15,980   Total Education and Civic Organizations                                                               15,753,047
------------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 2.0% (1.4% OF TOTAL INVESTMENTS)
             500   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1           515,120
                      Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
           1,305   Liberty Development Corporation, New York, Goldman Sachs            No Opt. Call            A1         1,394,549
                      Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
           1,805   Total Financials                                                                                       1,909,669
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 23.1% (16.0% OF TOTAL INVESTMENTS)
           3,000   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 101.00           N/R         3,033,690
                      Mortgage Hospital Revenue Bonds, Montefiore Medical
                      Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured
           2,505   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 101.00           N/R         2,533,432
                      Mortgage Revenue Bonds, New York Hospital Medical Center
                      of Queens, Series 1999, 5.550%, 8/15/29 - AMBAC Insured
           1,500   Dormitory Authority of the State of New York, FHA-Insured         2/10 at 100.00           N/R         1,505,610
                      Mortgage Revenue Refunding Bonds, United Health Services,
                      Series 1997, 5.375%, 8/01/27 - AMBAC Insured
           1,620   Dormitory Authority of the State of New York, FHA-Insured         2/15 at 100.00             A         1,724,279
                      Revenue Bonds, Montefiore Medical Center, Series 2005,
                      5.000%, 2/01/22 - FGIC Insured
           1,700   Dormitory Authority of the State of New York, FHA-Insured         8/15 at 100.00            A-         1,756,304
                      Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                      4.900%, 8/15/31
             500   Dormitory Authority of the State of New York, Insured             1/10 at 100.00            A3           500,570
                      Revenue Bonds, Franciscan Health Partnership Obligated
                      Group - Frances Shervier Home and Hospital, Series 1997,
                      5.500%, 7/01/17 - RAAI Insured
             500   Dormitory Authority of the State of New York, Revenue Bonds,      7/11 at 101.00           Ba1           423,800
                      Lenox Hill Hospital Obligated Group, Series 2001, 5.500%,
                      7/01/30
           2,300   Dormitory Authority of the State of New York, Revenue Bonds,      7/16 at 100.00            AA         2,398,831
                      Memorial Sloan Kettering Cancer Center, Series 2006,
                      5.000%, 7/01/35 (UB)
           1,250   Dormitory Authority of the State of New York, Revenue Bonds,      1/10 at 100.00            A2         1,250,738
                      Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
             520   Dormitory Authority of the State of New York, Revenue Bonds,      8/14 at 100.00           AAA           569,046
                      New York and Presbyterian Hospital, Series 2004A, 5.250%,
                      8/15/15 - FSA Insured
           1,500   Dormitory Authority of the State of New York, Revenue Bonds,      7/17 at 100.00          Baa2         1,505,925
                      NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37
             500   Dormitory Authority of the State of New York, Revenue Bonds,      7/13 at 100.00          Baa1           475,080
                      Winthrop-South Nassau University Hospital Association,
                      Series 2003A, 5.500%, 7/01/32
             290   Livingston County Industrial Development Agency, New York,        7/10 at 100.00            BB           250,256
                      Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                      Series 2005, 6.000%, 7/01/30
                   Madison County Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Oneida Health System, Series 2007A:
             275      5.250%, 2/01/27                                                  No Opt. Call          BBB-           253,215
             250      5.500%, 2/01/32                                                  No Opt. Call          BBB-           229,533
             365   Nassau County Industrial Development Agency, New York,              No Opt. Call          Baa1           376,972
                      Revenue Refunding Bonds, North Shore Health System
                      Obligated Group, Series 2001B, 5.875%, 11/01/11
             850   New York City Health and Hospitals Corporation, New York,         2/10 at 100.00            A+           855,542
                      Health System Revenue Bonds, Series 1999A, 5.250%, 2/15/17
             500   New York City Health and Hospitals Corporation, New York,         2/13 at 100.00            A+           520,710
                      Health System Revenue Bonds, Series 2003A, 5.250%,
                      2/15/22 - AMBAC Insured
             480   New York City Industrial Development Agency, New York, Civic      7/12 at 100.00           Ba2           447,533
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2001B, 6.375%, 7/01/31
             485   New York City Industrial Development Agency, New York, Civic      7/12 at 101.00           Ba2           451,928
                      Facility Revenue Bonds, Staten Island University
                      Hospital, Series 2002C, 6.450%, 7/01/32

48 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
                   Suffolk County Industrial Development Agency, New York,
                   Revenue Bonds, Huntington Hospital, Series 2002C:
$            425      6.000%, 11/01/22                                              11/12 at 100.00          Baa1   $       438,711
             610      5.875%, 11/01/32                                              11/12 at 100.00          Baa1           616,551
------------------------------------------------------------------------------------------------------------------------------------
          21,925   Total Health Care                                                                                     22,118,256
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 2.6% (1.8% OF TOTAL INVESTMENTS)
           1,000   New York City Housing Development Corporation, New York,         11/11 at 100.00            AA         1,005,370
                      Multifamily Housing Revenue Bonds, Series 2001C-2,
                      5.400%, 11/01/33 (Alternative Minimum Tax)
                   New York City Housing Development Corporation, New York,
                   Multifamily Housing Revenue Bonds, Series 2002A:
             455      5.375%, 11/01/23 (Alternative Minimum Tax)                     5/12 at 100.00            AA           462,376
             225      5.500%, 11/01/34 (Alternative Minimum Tax)                     5/12 at 100.00            AA           226,386
             500   New York City Housing Development Corporation, New York,          5/14 at 100.00            AA           514,735
                      Multifamily Housing Revenue Bonds, Series 2004A, 5.250%,
                      11/01/30
             290   New York State Housing Finance Agency, Affordable Housing        11/17 at 100.00           Aa2           291,502
                      Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           2,470   Total Housing/Multifamily                                                                              2,500,369
------------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 2.9% (2.0% OF TOTAL INVESTMENTS)
             335   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/17 at 100.00           Aa1           333,764
                      Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative
                      Minimum Tax)
             950   New York State Mortgage Agency, Homeowner Mortgage Revenue        4/15 at 100.00           Aa1           907,250
                      Bonds, Series 130, 4.650%, 4/01/27
                      (Alternative Minimum Tax)
             350   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/17 at 100.00           Aa1           352,961
                      Bonds, Series 148, 2007, 5.200%, 10/01/32
                      (Alternative Minimum Tax)
           1,140   New York State Mortgage Agency, Homeowner Mortgage Revenue       10/09 at 100.00           Aa1         1,140,513
                      Bonds, Series 82, 5.650%, 4/01/30
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           2,775   Total Housing/Single Family                                                                            2,734,488
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 5.6% (3.9% OF TOTAL INVESTMENTS)
             450   Dormitory Authority of the State of New York, GNMA                2/17 at 103.00            A-           466,151
                      Collateralized Revenue Bonds, Cabrini of
                      Westchester Project, Series 2006, 5.200%, 2/15/41
           2,150   Dormitory Authority of the State of New York, Insured             7/11 at 102.00            A3         2,214,285
                      Revenue Bonds, Rehabilitation Association Pooled Loan
                      Program 1, Series 2001A, 5.000%, 7/01/23 - AMBAC Insured
             255   Dormitory Authority of the State of New York, Non-State          11/16 at 100.00            A1           257,412
                      Supported Debt, Ozanam Hall of Queens Nursing Home
                      Revenue Bonds, Series 2006, 5.000%, 11/01/31
                   Dormitory Authority of the State of New York, Revenue Bonds,
                   Providence Rest, Series 2005:
              50      5.125%, 7/01/30 - ACA Insured                                  7/15 at 100.00           N/R            35,593
             175      5.000%, 7/01/35 - ACA Insured                                  7/15 at 100.00           N/R           115,036
             635   East Rochester Housing Authority, New York, Senior Living         8/16 at 101.00           N/R           523,354
                      Revenue Bonds, Woodland Village Project,
                      Series 2006, 5.500%, 8/01/33
             525   New York City Industrial Development Agency, New York, Civic      7/11 at 101.00           N/R           534,476
                      Facility Revenue Bonds, Special
                      Needs Facilities Pooled Program, Series 2001A-1, 7.250%,
                      7/01/16
                   New York City Industrial Development Agency, New York, Civic
                   Facility Revenue Bonds, Special Needs Facilities Pooled
                   Program, Series 2008A-1:
             355      5.500%, 7/01/18                                                7/16 at 101.00           N/R           324,232
             440      5.800%, 7/01/23                                                7/16 at 101.00           N/R           390,949
             430   Suffolk County Industrial Development Agency, New York,           7/16 at 100.00           N/R           392,732
                      Civic Facility Revenue Bonds, Special
                      Needs Facilities Pooled Program, Series 2008-B1, 5.500%,
                      7/01/18
             170   Yonkers Industrial Development Agency, New York, Civic            7/16 at 101.00           N/R           151,048
                      Facilities Revenue Bonds, Special Needs
                      Facilities Pooled Program Bonds, Series 2008-C1, 5.800%,
                      7/01/23
------------------------------------------------------------------------------------------------------------------------------------
           5,635   Total Long-Term Care                                                                                   5,405,268
------------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)
             230   Jefferson County Industrial Development Agency, New York,        12/13 at 100.00           BBB           224,618
                      Solid Waste Disposal Revenue Bonds, International Paper
                      Company Project, Series 2003A, 5.200%, 12/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 17.6% (12.2% OF TOTAL INVESTMENTS)
$          1,775   Bath Central School District, Steuben County, New York,           6/12 at 100.00             A   $     1,829,936
                      General Obligation Bonds, Series 2002, 4.000%, 6/15/18 -
                      FGIC Insured
           3,605   New York City, New York, General Obligation Bonds, Fiscal         2/10 at 100.50            AA         3,627,492
                      Series 1998H, 5.375%, 8/01/27 - MBIA Insured
           2,000   New York City, New York, General Obligation Bonds, Fiscal         9/15 at 100.00            AA         2,209,720
                      Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
           2,600   New York City, New York, General Obligation Bonds, Fiscal         6/16 at 100.00            AA         2,804,386
                      Series 2006J-1, 5.000%, 6/01/25 (UB)
           4,540   New York City, New York, General Obligation Bonds, Fiscal        12/17 at 100.00            AA         5,005,759
                      2007D-1, 5.125%, 12/01/25 (UB)
             750   New York City, New York, General Obligation Bonds, Series         8/14 at 100.00            AA           834,578
                      2004C-1, 5.250%, 8/15/16 (UB)
                   United Nations Development Corporation, New York, Senior
                   Lien Revenue Bonds, Series 2004A:
             250      5.250%, 7/01/23                                                1/10 at 100.00            A3           250,288
             250      5.250%, 7/01/24                                                1/10 at 100.00            A3           250,273
------------------------------------------------------------------------------------------------------------------------------------
          15,770   Total Tax Obligation/General                                                                          16,812,432
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 26.9% (18.6% OF TOTAL INVESTMENTS)
           1,000   Battery Park City Authority, New York, Senior Revenue Bonds,     11/13 at 100.00           AAA         1,123,540
                      Series 2003A, 5.250%, 11/01/21
             125   Dormitory Authority of the State of New York, State Personal      3/15 at 100.00           AAA           137,605
                      Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                      FSA Insured
           1,750   Metropolitan Transportation Authority, New York, Dedicated       11/12 at 100.00           AAA         1,836,660
                      Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                      Insured
             560   Monroe Newpower Corporation, New York, Power Facilities           1/13 at 102.00           BBB           462,554
                      Revenue Bonds, Series 2003, 5.500%, 1/01/34
                   New York City Sales Tax Asset Receivable Corporation, New
                   York, Dedicated Revenue Bonds, Local Government Assistance
                   Corporation, Series 2004:
           1,140      5.000%, 10/15/25 - NPFG Insured (UB)                          10/14 at 100.00           AAA         1,229,159
             835      5.000%, 10/15/26 - NPFG Insured (UB)                          10/14 at 100.00           AAA           897,007
             750      5.000%, 10/15/29 - AMBAC Insured (UB)                         10/14 at 100.00           AAA           797,475
           1,300   New York City Transitional Finance Authority, New York,           1/17 at 100.00           AA-         1,395,901
                      Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                      5.000%, 1/15/28 - FGIC Insured
           1,000   New York City Transitional Finance Authority, New York,           2/13 at 100.00           AAA         1,077,180
                      Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
                      2/01/23
           1,460   New York City Transitional Finance Authority, New York,          11/17 at 100.00           AAA         1,613,037
                      Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%,
                      11/01/27
           1,000   New York City Transitional Finance Authority, New York,           2/13 at 100.00           AAA         1,071,220
                      Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                      5.000%, 2/01/22 - NPFG Insured
           1,000   New York State Environmental Facilities Corporation,              3/14 at 100.00           AA-         1,067,190
                      Infrastructure Revenue Bonds, Series 2003A, 5.000%,
                      3/15/21
           2,020   New York State Environmental Facilities Corporation, State       12/17 at 100.00           AAA         2,226,868
                      Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                      12/15/27 (UB)
             840   New York State Housing Finance Agency, State Personal Income      9/15 at 100.00           AAA           883,672
                      Tax Revenue Bonds, Economic Development and Housing,
                      Series 2006A, 5.000%, 3/15/36
                   New York State Municipal Bond Bank Agency, Buffalo, Special
                   Program Revenue Bonds, Series 2001A:
           1,070      5.250%, 5/15/23 - AMBAC Insured                                5/11 at 100.00             A         1,096,654
           1,125      5.250%, 5/15/24 - AMBAC Insured                                5/11 at 100.00             A         1,142,786
             300   New York State Thruway Authority, General Revenue Bonds,          7/15 at 100.00           AAA           316,209
                      Series 2005G, 5.000%, 1/01/30 - FSA Insured (UB)
           2,300   New York State Thruway Authority, Highway and Bridge Trust          No Opt. Call            AA         2,827,091
                      Fund Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC Insured
                      (UB)
           1,125   New York State Thruway Authority, Highway and Bridge Trust       10/17 at 100.00            AA         1,221,446
                      Fund Bonds, Series 2007, 5.000%, 4/01/27

50 Nuveen Investments

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
$          2,100   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-   $     2,235,030
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 -
                      AMBAC Insured
           1,000   New York State Tobacco Settlement Financing Corporation,          6/13 at 100.00           AA-         1,075,070
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
          23,800   Total Tax Obligation/Limited                                                                          25,733,354
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 17.1% (11.8% OF TOTAL INVESTMENTS)
             895   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00          BBB+           925,162
                      2001A, 5.625%, 7/15/20
           2,500   Metropolitan Transportation Authority, New York,                 11/17 at 100.00             A         2,627,575
                      Transportation Revenue Bonds, Series 2007B, 5.000%,
                      11/15/33
             460   Metropolitan Transportation Authority, New York,                 11/12 at 100.00             A           475,277
                      Transportation Revenue Refunding Bonds, Series 2002A,
                      5.000%, 11/15/25 - FGIC Insured
           1,250   New York City Industrial Development Agency, New York,            8/16 at 101.00            B-         1,281,075
                      American Airlines-JFK International Airport Special
                      Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                      (Alternative Minimum Tax)
              50   New York City Industrial Development Agency, New York,           12/09 at 101.00            BB            35,967
                      Special Facilities Revenue Bonds, British Airways PLC,
                      Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
           1,000   New York City Industrial Development Agency, New York,            8/12 at 101.00            B-         1,026,760
                      Special Facilities Revenue Bonds, JFK Airport - American
                      Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                      Minimum Tax)
                   New York City Industrial Development Authority, New York,
                   JetBlue,:
              50      5.000%, 5/15/20 (Alternative Minimum Tax)                      5/12 at 100.00            B-            41,891
             250      5.125%, 5/15/30 (Alternative Minimum Tax)                      5/12 at 100.00            B-           185,835
           3,400   Niagara Frontier Airport Authority, New York, Airport            10/09 at 101.00             A         3,416,252
                      Revenue Bonds, Buffalo Niagara International Airport,
                      Series 1999A, 5.625%, 4/01/29 - NPFG Insured (Alternative
                      Minimum Tax)
                   Port Authority of New York and New Jersey, Consolidated
                   Revenue Bonds, One Hundred Fortieth Series 2005:
           1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                         6/15 at 101.00           AA-         1,077,200
             280      5.000%, 12/01/31 - SYNCORA GTY Insured                         6/15 at 101.00           AA-           298,648
             310   Port Authority of New York and New Jersey, Consolidated           8/17 at 100.00           AAA           406,900
                      Revenue Bonds, One Hundred Forty Eighth Series 2008,
                      Trust 2920, 16.962%, 8/15/32 - FSA Insured (IF)
           2,500   Triborough Bridge and Tunnel Authority, New York, General        11/12 at 100.00           Aa2         2,720,725
                      Purpose Revenue Refunding Bonds, Series 2002B, 5.000%,
                      11/15/21
             780   Triborough Bridge and Tunnel Authority, New York,                   No Opt. Call           Aa3           961,514
                      Subordinate Lien General Purpose Revenue Refunding Bonds,
                      Series 2002E, 5.500%, 11/15/20 - NPFG Insured
             750   Triborough Bridge and Tunnel Authority, New York,                11/18 at 100.00           Aa2           869,625
                      Subordinate Lien General Purpose Revenue Refunding Bonds,
                      Tender Option Bond Trust 1184, 9.031%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          15,475   Total Transportation                                                                                  16,350,406
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 10.2% (7.1% OF TOTAL INVESTMENTS) (4)
           2,750   Albany Industrial Development Agency, New York, Revenue           7/11 at 101.00       N/R (4)         3,009,105
                      Bonds, St. Rose College, Series 2001A, 5.375%, 7/01/31
                      (Pre-refunded 7/01/11) - AMBAC Insured
           1,105   Albany Parking Authority, New York, Revenue Bonds, Series         7/11 at 101.00      BBB+ (4)         1,211,743
                      2001A, 5.625%, 7/15/20 (Pre-refunded 7/15/11)
           1,905   Dormitory Authority of the State of New York, Service             4/12 at 100.00       AA- (4)         2,122,284
                      Contract Bonds, Child Care Facilities Development
                      Program, Series 2002, 5.375%, 4/01/17 (Pre-refunded
                      4/01/12)
           3,205   New York State Urban Development Corporation, Service             1/11 at 100.00           AAA         3,389,255
                      Contract Revenue Bonds, Correctional Facilities, Series
                      2000C, 5.125%, 1/01/21 (Pre-refunded 1/01/11) - FSA
                      Insured
------------------------------------------------------------------------------------------------------------------------------------
           8,965   Total U.S. Guaranteed                                                                                  9,732,387
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 11.3% (7.8% OF TOTAL INVESTMENTS)
                   Long Island Power Authority, New York, Electric System
                   General Revenue Bonds, Series 2006A:
           1,700      5.000%, 12/01/23 - FGIC Insured                                6/16 at 100.00             A         1,807,780
           1,700      5.000%, 12/01/24 - FGIC Insured                                6/16 at 100.00             A         1,799,586
             250   Long Island Power Authority, New York, Electric System            6/16 at 100.00            A-           258,865
                      General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                      CIFG Insured
             900   Nassau County Industrial Development Authority, New York,         6/13 at 100.00            A-           881,676
                      Keyspan Glenwood Energy Project, Series 2003, 5.250%,
                      6/01/27 (Alternative Minimum Tax)

                                                           Nuveen Investments 51

    | Portfolio of Investments September 30, 2009

       PRINCIPAL                                                                      OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES (continued)
$            450   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2   $       444,011
                      Solid Waste Disposal Facility Revenue Bonds, American
                      Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
                      11/15/26 (Mandatory put 11/15/12) (Alternative Minimum
                      Tax)
           2,000   Niagara County Industrial Development Agency, New York,          11/11 at 101.00          Baa2         1,928,500
                      Solid Waste Disposal Facility Revenue Refunding Bonds,
                      American Ref-Fuel Company of Niagara LP, Series 2001D,
                      5.550%, 11/15/24 (Mandatory put 11/15/15)
           2,000   Power Authority of the State of New York, General Revenue        11/10 at 100.00           Aa2         2,025,840
                      Bonds, Series 2000A, 5.250%, 11/15/40
                   Suffolk County Industrial Development Agency, New York,
                   Revenue Bonds, Nissequogue Cogeneration Partners
                   Facility, Series 1998:
           1,075      5.300%, 1/01/13 (Alternative Minimum Tax)                      1/10 at 100.50           N/R         1,009,919
             750      5.500%, 1/01/23 (Alternative Minimum Tax)                      1/10 at 100.50           N/R           632,812
------------------------------------------------------------------------------------------------------------------------------------
          10,825   Total Utilities                                                                                       10,788,989
------------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 1.1% (0.8% OF TOTAL INVESTMENTS)
           1,000   New York City Municipal Water Finance Authority, New York,        6/11 at 101.00           AAA         1,085,989
                      Water and Sewerage System Revenue Bonds, Fiscal Series
                      2001D, 5.500%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
$        131,265   Total Long-Term Investments (cost $132,791,395) - 141.3%                                             135,296,077
================--------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 2.9% (2.0% OF TOTAL INVESTMENTS)
$          2,743   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                 N/A           N/A         2,742,583
================--------------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $2,742,583)                                                         2,742,583
                   -----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $135,533,978) - 144.2%                                                       138,038,660
                   -----------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (12.7)%                                                                  (12,155,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.1%                                                                   3,966,857
                   -----------------------------------------------------------------------------------------------------------------
                   Preferred Shares, at Liquidation Value - (35.6)% (5)                                                 (34,100,000)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                    $    95,750,517
                   =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.7%.

N/A   Not applicable.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

| Statement of
| Assets & Liabilities September 30, 2009

                                                                                             NEW YORK       NEW YORK       NEW YORK
                                                              NEW YORK       NEW YORK     PERFORMANCE       DIVIDEND       DIVIDEND
                                                                 VALUE        VALUE 2            PLUS      ADVANTAGE    ADVANTAGE 2
                                                                  (NNY)          (NYV)           (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $146,000,783,
   $33,133,925, $340,157,060, $200,482,104
   and $135,533,978, respectively)                      $  150,556,728  $  37,001,831  $  353,023,498  $ 204,622,643  $ 138,038,660
Receivables:
   Interest                                                  2,103,654        507,466       5,061,167      2,959,257      2,062,736
   Investments sold                                          1,242,300             --         390,000      3,513,450      2,365,531
Other assets                                                     3,302            560          80,697         31,441         45,942
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                          153,905,984     37,509,857     358,555,362    211,126,791    142,512,869
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                    3,255,000             --      34,645,000     17,735,000     12,155,000
Payables:
   Investments purchased                                            --             --              --      4,000,000             --
   Common share dividends                                      455,549        111,646         830,675        564,368        403,372
   Preferred share dividends                                       N/A            N/A           5,147          2,379          3,492
Accrued expenses:
   Management fees                                              65,640         19,526         183,158        106,152         62,400
   Offering costs                                                   --          7,000              --             --             --
   Other                                                        66,666         24,280         133,801         50,765         38,088
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                       3,842,855        162,452      35,797,781     22,458,664     12,662,352
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                             N/A            N/A      87,650,000     51,400,000     34,100,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                  $  150,063,129  $  37,347,405  $  235,107,581  $ 137,268,127  $  95,750,517
====================================================================================================================================
Common shares outstanding                                   15,143,721      2,347,000      15,039,571      9,265,330      6,488,517
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                $         9.91  $       15.91  $        15.63  $       14.82  $       14.76
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                 $      151,437  $      23,470  $      150,396  $      92,653  $      64,885
Paid-in surplus                                            144,471,732     33,527,105     219,751,087    131,847,314     92,363,720
Undistributed (Over-distribution of) net
   investment income                                           546,665        (63,670)      2,472,895      1,124,909        855,114
Accumulated net realized gain (loss) from investments
   and derivative transactions                                 337,350         (7,406)       (133,235)        62,712        (37,884)
Net unrealized appreciation (depreciation)
   of investments                                            4,555,945      3,867,906      12,866,438      4,140,539      2,504,682
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                  $  150,063,129  $  37,347,405  $  235,107,581  $ 137,268,127  $  95,750,517
====================================================================================================================================
Authorized shares:
   Common                                                  250,000,000      Unlimited     200,000,000      Unlimited      Unlimited
   Preferred                                                       N/A            N/A       1,000,000      Unlimited      Unlimited
====================================================================================================================================

N/A   Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

| Statement of
| Operations Year Ended September 30, 2009

                                                                                             NEW YORK       NEW YORK       NEW YORK
                                                              NEW YORK       NEW YORK     PERFORMANCE       DIVIDEND       DIVIDEND
                                                                 VALUE        VALUE 2            PLUS      ADVANTAGE    ADVANTAGE 2
                                                                  (NNY)          (NYV)*          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                       $    7,437,860  $     660,067   $  17,425,100  $  10,202,044  $   6,957,470
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                792,511         93,458       1,973,808      1,146,424        797,938
Preferred shares - auction fees                                    N/A            N/A         181,873        106,498         70,215
Preferred shares - dividend disbursing agent fees                  N/A            N/A          40,000         10,000         10,000
Shareholders' servicing agent fees and expenses                 29,967            806          28,262          3,151          1,432
Interest expense on floating rate obligations                   42,520             --         480,739        245,668        167,988
Custodian's fees and expenses                                   36,415          4,092          66,707         41,528         32,700
Directors'/Trustees' fees and expenses                           3,966            574           8,107          4,665          3,218
Professional fees                                               14,326         18,759          29,042         18,554         15,203
Shareholders' reports - printing and mailing expenses           42,335          1,284          46,220         31,978         24,111
Stock exchange listing fees                                      9,213             --           9,244          9,229            917
Investor relations expense                                      18,373          1,902          28,242         16,469         11,285
Other expenses                                                   7,923          2,216          32,607         20,178         18,984
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                       997,549        123,091       2,924,851      1,654,342      1,153,991
   Custodian fee credit                                         (7,460)          (186)        (17,089)        (8,760)        (6,751)
   Expense reimbursement                                            --             --              --        (72,293)      (152,015)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   990,089        122,905       2,907,762      1,573,289        995,225
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        6,447,771        537,162      14,517,338      8,628,755      5,962,245
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                 132,227         (7,406)        209,269        237,884         32,039
   Futures                                                     176,461             --              --             --             --
Change in net unrealized appreciation (depreciation)
   of:
   Investments                                              10,734,027      3,867,906      28,157,222     15,279,735     10,675,788
   Futures                                                      13,211             --              --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     11,055,926      3,860,500      28,366,491     15,517,619     10,707,827
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                         N/A            N/A        (815,348)      (544,164)      (303,512)
From accumulated net realized gains                                N/A            N/A        (608,160)      (276,265)      (241,933)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders             N/A            N/A      (1,423,508)      (820,429)      (545,445)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                        $   17,503,697  $   4,397,662   $  41,460,321  $  23,325,945  $  16,124,627
====================================================================================================================================

* For the period April 28, 2009 (commencement of operations) through September 30, 2009.

N/A   Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

54 Nuveen Investments

| Statement of
| Changes in Net Assets

                                               NEW YORK VALUE (NNY)        NEW YORK VALUE 2 (NYV)    NEW YORK PERFORMANCE PLUS (NNP)
                                          ---------------------------- ---------------------------  -------------------------------
                                                                            FOR THE PERIOD 4/28/09
                                             YEAR ENDED     YEAR ENDED (COMMENCEMENT OF OPERATIONS)    YEAR ENDED        YEAR ENDED
                                                9/30/09        9/30/08             THROUGH 9/30/09        9/30/09           9/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   6,447,771  $   6,538,133  $                  537,162  $  14,517,338  $     14,829,808
Net realized gain (loss) from:
   Investments                                  132,227        637,972                      (7,406)       209,269         1,501,901
   Forward swaps                                     --        643,914                          --             --         1,157,352
   Futures                                      176,461        205,254                          --             --                --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               10,734,027    (11,120,133)                  3,867,906     28,157,222       (27,654,000)
   Forward swaps                                     --       (323,848)                          --            --          (657,782)
   Futures                                       13,211        (13,211)                          --            --                --
Distributions to Preferred Shareholders:
   From net investment income                       N/A            N/A                         N/A       (815,348)       (3,995,402)
   From accumulated net realized gains              N/A            N/A                         N/A       (608,160)         (158,639)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                           17,503,697     (3,431,919)                  4,397,662     41,460,321       (14,976,762)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (6,448,739)    (6,441,276)                   (600,832)   (11,090,805)      (10,862,069)
From accumulated net realized gains          (1,484,820)      (163,300)                         --     (1,928,624)         (442,981)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (7,933,559)    (6,604,576)                   (600,832)   (13,019,429)      (11,305,050)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
     offering costs adjustments                      --             --                  33,450,300             --                --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                           208,108             --                          --             --                --
   Repurchased                                       --             --                          --       (309,124)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions              208,108             --                  33,450,300       (309,124)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                9,778,246    (10,036,495)                 37,247,130     28,131,768       (26,281,812)
Net assets applicable to Common
   shares at the beginning of period        140,284,883    150,321,378                     100,275    206,975,813       233,257,625
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period            $ 150,063,129  $ 140,284,883  $               37,347,405  $ 235,107,581  $    206,975,813
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                          $     546,665  $     569,746  $                  (63,670) $   2,472,895  $       (128,758)
====================================================================================================================================

N/A   Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of
| Changes in Net Assets (continued)

                                                       NEW YORK                        NEW YORK
                                                DIVIDEND ADVANTAGE (NAN)       DIVIDEND ADVANTAGE 2 (NXK)
                                           ------------------------------    ------------------------------
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/09          9/30/08          9/30/09          9/30/08
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $   8,628,755    $   8,918,978    $   5,962,245    $   6,142,237
Net realized gain (loss) from:
   Investments                                   237,884          329,463           32,039          681,579
   Forward swaps                                      --          790,334               --          568,424
   Futures                                            --               --               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                15,279,735      (17,070,552)      10,675,788      (11,597,726)
   Forward swaps                                      --         (423,860)              --         (284,292)
   Futures                                            --               --               --               --
Distributions to Preferred Shareholders:
   From net investment income                   (544,164)      (2,186,301)        (303,512)      (1,522,297)
   From accumulated net realized gains          (276,265)        (197,285)        (241,933)         (81,611)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            23,325,945       (9,839,223)      16,124,627       (6,093,686)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (6,777,589)      (6,499,628)      (4,735,461)      (4,449,564)
From accumulated net realized gains             (813,496)        (631,896)        (901,605)        (261,128)
------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                     (7,591,085)      (7,131,524)      (5,637,066)      (4,710,692)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
     offering costs adjustments                       --               --               --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                 --               --               --               --
   Repurchased                                        --               --          (76,617)              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                    --               --          (76,617)              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                15,734,860      (16,970,747)      10,410,944      (10,804,378)
Net assets applicable to Common
   shares at the beginning of period         121,533,267      138,504,014       85,339,573       96,143,951
------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $ 137,268,127    $ 121,533,267    $  95,750,517    $  85,339,573
============================================================================================================
Undistributed (Over-distribution of)
   net investments income at the
   end of period                           $   1,124,909    $    (163,537)   $     855,114    $     (67,993)
============================================================================================================

                                 See accompanying notes to financial statements.

56 Nuveen Investments

| Statement of
| Cash Flows Year ended September 30, 2009

                                                                              NEW YORK        NEW YORK        NEW YORK
                                                                           PERFORMANCE        DIVIDEND        DIVIDEND
                                                                                  PLUS       ADVANTAGE     ADVANTAGE 2
                                                                                  (NNP)           (NAN)           (NXK)
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                                $  41,460,321   $  23,325,945   $  16,124,627
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by
   (used in) operating activities:
   Purchases of investments                                                 (2,298,551)     (6,837,149)       (375,000)
   Proceeds from sales and maturities of investments                        14,781,200      14,306,190       5,814,043
   Proceeds from (Purchases of) short-term investments, net                (11,317,285)     (8,673,657)     (2,742,583)
   Amortization (Accretion) of premiums and discounts, net                     234,347         170,148         166,265
   (Increase) Decrease in interest receivable                                    9,843          21,326         (11,713)
   (Increase) Decrease in receivable for investments sold                      920,808      (3,513,450)     (2,365,531)
   (Increase) Decrease in other assets                                         327,578         115,858          61,990
   Increase (Decrease) in payable for investments purchased                   (987,141)      4,000,000              --
   Increase (Decrease) in payable for Preferred share dividends               (112,706)        (30,653)        (66,937)
   Increase (Decrease) in accrued management fees                               23,195          18,743          12,045
   Increase (Decrease) in accrued other liabilities                             14,657            (816)         (1,370)
   Net realized (gain) loss from investments                                  (209,269)       (237,884)        (32,039)
   Change in net unrealized (appreciation) depreciation of investments     (28,157,222)    (15,279,735)    (10,675,788)
   Taxes paid on undistributed capital gains                                   (32,153)         (2,713)        (20,096)
-----------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                      14,657,622       7,382,153       5,887,913
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                            (2,705,000)     (1,140,000)       (990,000)
Cash distributions paid to Common shareholders                             (12,905,186)     (7,538,313)     (5,588,064)
Cost of Common shares repurchased                                             (309,124)             --         (76,617)
-----------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                     (15,919,310)     (8,678,313)     (6,654,681)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                             (1,261,688)     (1,296,160)       (766,768)
Cash at the beginning of year                                                1,261,688       1,296,160         766,768
-----------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                  $          --   $          --   $          --
=======================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on floating rate obligations was as follows:

                                                                              NEW YORK        NEW YORK        NEW YORK
                                                                           PERFORMANCE        DIVIDEND        DIVIDEND
                                                                                  PLUS       ADVANTAGE     ADVANTAGE 2
                                                                                  (NNP)           (NAN)           (NXK)
-----------------------------------------------------------------------------------------------------------------------
Cash paid for interest                                                   $     480,739   $     245,668   $     167,988
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Municipal Value Fund 2 (NYV), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund
(NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (collectively, the "Funds"). Common shares of New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) are traded on the New York Stock Exchange while Common shares of New York Municipal Value 2 (NYV) and New York Dividend Advantage 2 (NXK) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations, New York Value 2 (NYV) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expense ($15,000) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2009, New York Dividend Advantage (NAN) had outstanding when-issued/delayed delivery commitments of $4,000,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

58 Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

New York Value (NNY) and New York Value 2 (NYV) are not authorized to issue Preferred shares. The following Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of September 30, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                      NEW YORK          NEW YORK        NEW YORK
                                                   PERFORMANCE          DIVIDEND        DIVIDEND
                                                          PLUS         ADVANTAGE     ADVANTAGE 2
                                                          (NNP)             (NAN)           (NXK)
-------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                              1,129                --              --
   Series T                                                564                --              --
   Series W                                              1,410                --           1,364
   Series F                                                403             2,056              --
-------------------------------------------------------------------------------------------------
Total                                                    3,506             2,056           1,364
=================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise would have been. As of September 30, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                      NEW YORK          NEW YORK        NEW YORK
                                                   PERFORMANCE          DIVIDEND        DIVIDEND
                                                          PLUS         ADVANTAGE     ADVANTAGE 2
                                                          (NNP)             (NAN)           (NXK)
-------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $ 36,650,000   $    17,600,000   $  12,900,000
=================================================================================================

Effective May 1, 2009, auction participation fees for Nuveen
Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

                                                           Nuveen Investments 59

| Notes to
| Financial Statements (continued)

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended September 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At September 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                              NEW YORK       NEW YORK       NEW YORK
                                                   NEW YORK    NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                      VALUE     VALUE 2           PLUS      ADVANTAGE    ADVANTAGE 2
                                                       (NNY)       (NYV)          (NNP)          (NAN)          (NXK)
---------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts             $        --   $      --   $         --   $         --   $         --
=====================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2009, were as follows:

                                                                              NEW YORK       NEW YORK       NEW YORK
                                                   NEW YORK    NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                      VALUE     VALUE 2           PLUS      ADVANTAGE    ADVANTAGE 2
                                                       (NNY)       (NYV)*         (NNP)          (NAN)          (NXK)
---------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $ 3,264,644   $      --   $ 34,808,466   $ 17,896,808   $ 12,218,219
Average annual interest rate and fees                  1.30%         --%          1.38%          1.37%          1.37%
=====================================================================================================================

* Fund did not invest in self-deposited inverse floaters during the period April 28, 2009 (commencement of operations) through September 30, 2009.

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a

60 Nuveen Investments
counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended September 30, 2009.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation Margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. New York Value (NNY) was the only Fund to invest in futures contracts during the fiscal year ended September 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding for New York Value (NNY) during the fiscal year ended September 30, 2009, were as follows:

                                                                       NEW YORK
                                                                          VALUE
                                                                           (NNY)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                               9*
================================================================================

* The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year end and at the end of each fiscal quarter within the current fiscal year. New York Value (NNY) was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 -- Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the

                                                           Nuveen Investments 61

| Notes to
| Financial Statements (continued)

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organizational and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs ($15,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per share for New York Value 2 (NYV). New York Value 2 (NYV) common share offering costs ($70,200) were recorded as reductions of the proceeds from the sale of common shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of September 30, 2009:

NEW YORK VALUE (NNY)                          LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                     $           --   $ 140,013,496   $          --   $ 140,013,496
   Short-Term Investments                   5,543,232       5,000,000              --      10,543,232
------------------------------------------------------------------------------------------------------
Total                                  $    5,543,232   $ 145,013,496   $          --   $ 150,556,728
======================================================================================================

NEW YORK VALUE 2 (NYV)                        LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                     $           --   $  35,362,292   $          --   $  35,362,292
   Short-Term Investments                   1,639,539              --              --       1,639,539
------------------------------------------------------------------------------------------------------
Total                                  $    1,639,539   $  35,362,292   $          --   $  37,001,831
======================================================================================================

62 Nuveen Investments

NEW YORK PERFORMANCE PLUS (NNP)               LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                     $           --   $ 338,706,213   $          --   $ 338,706,213
   Short-Term Investments                  12,817,285       1,500,000              --      14,317,285
------------------------------------------------------------------------------------------------------
Total                                  $   12,817,285   $ 340,206,213   $          --   $ 353,023,498
======================================================================================================

NEW YORK DIVIDEND ADVANTAGE (NAN)             LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                     $           --   $ 195,948,986   $          --   $ 195,948,986
   Short-Term Investments                   8,673,657              --              --       8,673,657
------------------------------------------------------------------------------------------------------
Total                                  $    8,673,657   $ 195,948,986   $          --   $ 204,622,643
======================================================================================================

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)           LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                     $           --   $ 135,296,077   $          --   $ 135,296,077
   Short-Term Investments                   2,742,583              --              --       2,742,583
------------------------------------------------------------------------------------------------------
Total                                  $    2,742,583   $ 135,296,077   $          --   $ 138,038,660
======================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each. New York Value (NNY) held derivative instruments during the fiscal year ended September 30, 2009. None of the Funds had outstanding derivative contracts at September 30, 2009.

                                                                                    NEW YORK
                                                                                       VALUE
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                                         (NNY)
---------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                $    176,461
=============================================================================================

                                                                                    NEW YORK
                                                                                       VALUE
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES CONTRACTS               (NNY)
---------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                $     13,211
=============================================================================================

                                                           Nuveen Investments 63

| Notes to
| Financial Statements (continued)

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                                                                                         NEW YORK
                                          NEW YORK VALUE (NNY)        NEW YORK VALUE 2 (NYV)       PERFORMANCE PLUS (NNP)
                                        -----------------------    ----------------------------   ------------------------
                                              YEAR          YEAR         FOR THE PERIOD 4/28/09          YEAR         YEAR
                                             ENDED         ENDED    (COMMENCEMENT OF OPERATIONS)        ENDED        ENDED
                                           9/30/09       9/30/08                THROUGH 9/30/09       9/30/09      9/30/08
---------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                        --            --                      2,340,000            --           --
   Issued to shareholders due
     to reinvestment of distributions       23,357            --                             --            --           --
   Repurchased                                  --            --                             --       (27,800)          --
---------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                  --            --                             --   $     11.10           --
   Discount per share repurchased               --            --                             --         19.25%          --
===========================================================================================================================

                                                NEW YORK                    NEW YORK
                                        DIVIDEND ADVANTAGE (NAN)   DIVIDEND ADVANTAGE 2 (NXK)
                                        ------------------------   --------------------------
                                              YEAR          YEAR          YEAR           YEAR
                                             ENDED         ENDED         ENDED          ENDED
                                           9/30/09       9/30/08       9/30/09        9/30/08
----------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
     to reinvestment of distributions           --            --            --             --
   Repurchased                                  --            --        (7,200)            --
----------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                  --            --   $     10.62             --
   Discount per share repurchased               --            --         18.33%            --
==============================================================================================

* New York Value 2 (NYV) was the only Fund to sell Common shares during the fiscal year ended September 30, 2009.

Preferred Shares

New York Value (NNY) and New York Value 2 (NYV) are not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                                 NEW YORK                                        NEW YORK
                                          PERFORMANCE PLUS (NNP)                          DIVIDEND ADVANTAGE (NAN)
                             -----------------------------------------------   ---------------------------------------------
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED              YEAR ENDED
                                    9/30/09                  9/30/08                  9/30/09                 9/30/08
                             -----------------------------------------------------------------------------------------------
                              SHARES       AMOUNT     SHARES          AMOUNT    SHARES      AMOUNT    SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                       --   $       --        471   $  11,775,000        --   $      --        --   $          --
   Series T                       --           --        236       5,900,000        --          --        --              --
   Series W                       --           --        590      14,750,000        --          --        --              --
   Series F                       --           --        169       4,225,000        --          --       704      17,600,000
----------------------------------------------------------------------------------------------------------------------------
Total                             --   $       --      1,466   $  36,650,000        --   $      --       704   $  17,600,000
============================================================================================================================

                                       NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
                                 -----------------------------------------------
                                     YEAR ENDED               YEAR ENDED
                                        9/30/09                  9/30/08
                                 -----------------------------------------------
                                  SHARES       AMOUNT     SHARES          AMOUNT
--------------------------------------------------------------------------------

Preferred shares redeemed:
   Series W                           --   $       --        516   $  12,900,000
================================================================================

64 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2009, were as follows:

                                                               NEW YORK         NEW YORK         NEW YORK
                             NEW YORK         NEW YORK      PERFORMANCE         DIVIDEND         DIVIDEND
                                VALUE          VALUE 2             PLUS        ADVANTAGE      ADVANTAGE 2
                                (NNY)             (NYV)*           (NNP)            (NAN)            (NXK)
----------------------------------------------------------------------------------------------------------
Purchases              $    3,960,820   $   32,671,969   $    2,298,551   $    6,837,149   $      375,000
Sales and maturities        7,589,800        1,196,328       14,781,200       14,306,190        5,814,043
==========================================================================================================

* For the period April 28, 2009 (commencement of operations) through September 30, 2009.

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2009, the cost of investments was as follows:

                                                                                        NEW YORK         NEW YORK         NEW YORK
                                                  NEW YORK         NEW YORK          PERFORMANCE         DIVIDEND         DIVIDEND
                                                     VALUE          VALUE 2                 PLUS        ADVANTAGE      ADVANTAGE 2
                                                      (NNY)            (NYV)                (NNP)            (NAN)            (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                         $  142,419,558   $   33,120,439       $  305,077,755   $  182,642,266   $  123,252,062
===================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009, were as follows:

                                                                                        NEW YORK         NEW YORK         NEW YORK
                                                  NEW YORK         NEW YORK          PERFORMANCE         DIVIDEND         DIVIDEND
                                                     VALUE          VALUE 2                 PLUS        ADVANTAGE      ADVANTAGE 2
                                                      (NNY)            (NYV)                (NNP)            (NAN)            (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                             $    6,437,827   $    3,881,392       $   17,492,545   $    7,099,095   $    4,415,272
   Depreciation                                 (1,558,326)              --           (4,203,294)      (2,844,826)      (1,777,939)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments            $    4,879,501   $    3,881,392       $   13,289,251   $    4,254,269   $    2,637,333
===================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2009, the Funds' tax year end, were as follows:

                                                                                        NEW YORK         NEW YORK         NEW YORK
                                                  NEW YORK         NEW YORK          PERFORMANCE         DIVIDEND         DIVIDEND
                                                     VALUE          VALUE 2                 PLUS        ADVANTAGE      ADVANTAGE 2
                                                      (NNY)            (NYV)***             (NNP)            (NAN)            (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $      755,511   $       73,053       $    3,090,862   $    1,616,659   $    1,202,209
Undistributed net ordinary income **                81,069               --                   --               --            5,541
Undistributed net long-term capital gains          261,484               --              248,364          258,801           52,301
===================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2009, paid on October 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** For the period April 28, 2009 (commencement of operations) through September 30, 2009.

                                                           Nuveen Investments 65

| Notes to
| Financial Statements (continued)

The tax character of distributions paid during the Funds' tax years ended September 30, 2009 and September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                           NEW YORK       NEW YORK       NEW YORK
                                                         NEW YORK       NEW YORK        PERFORMANCE        DIVIDEND      DIVIDEND
                                                            VALUE        VALUE 2               PLUS       ADVANTAGE   ADVANTAGE 2
2009                                                         (NNY)          (NYV)*****         (NNP)           (NAN)         (NXK)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***          $  6,447,404   $    450,624       $ 11,827,384   $  7,301,446   $  5,057,663
Distributions from net ordinary income **                 535,895             --          1,105,907        651,694        466,316
Distributions from net long-term capital gains****        949,431             --          1,488,610        438,066        677,222
==================================================================================================================================

                                                                        NEW YORK           NEW YORK       NEW YORK
                                                         NEW YORK    PERFORMANCE           DIVIDEND       DIVIDEND
                                                            VALUE           PLUS          ADVANTAGE    ADVANTAGE 2
2008                                                         (NNY)          (NNP)              (NAN)          (NXK)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $  6,441,276   $ 14,832,086       $  8,711,129   $  5,933,482
Distributions from net ordinary income**                       --         18,150                 --             --
Distributions from net long-term capital gains            163,300        601,620            829,181        342,739
===================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2009.

***** For the period April 28, 2009 (commencement of operations) through
      September 30, 2009.

New York Value 2 (NYV) has elected to defer net realized losses from investments incurred from April 28, 2009 (commencement of operations) through September 30, 2009, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October capital losses of $7,406 are treated as having arisen on the first day of the following fiscal year.

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for New York Value (NNY) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for New York Performance Plus (NNP), New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK) is based upon the average daily net assets of each Fund as follows:

                                                 NEW YORK PERFORMANCE PLUS (NNP)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               NEW YORK DIVIDEND ADVANTAGE (NAN)
                                             NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

66 Nuveen Investments

The annual fund-level fee, payable monthly, for New York Value 2 (NYV) is based upon the average daily managed net assets of the Fund as follows:

                                                          NEW YORK VALUE 2 (NYV)
AVERAGE DAILY MANAGED NET ASSETS (1)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4000%
For the next $125 million                                                 .3875
For the next $250 million                                                 .3750
For the next $500 million                                                 .3625
For the next $1 billion                                                   .3500
For net assets over $2 billion                                            .3375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of September 30, 2009, the complex-level fee rate was ..1901%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                       .30%               2005                         .25%
2000                        .30                2006                         .20
2001                        .30                2007                         .15
2002                        .30                2008                         .10
2003                        .30                2009                         .05
2004                        .30
================================================================================

*     From the commencement of operations.

                                                           Nuveen Investments 67

| Notes to
| Financial Statements (continued)

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                       .30%               2007                         .25%
2002                        .30                2008                         .20
2003                        .30                2009                         .15
2004                        .30                2010                         .10
2005                        .30                2011                         .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 2, 2009, to shareholders of record on October 15, 2009, as follows:

                                                                       NEW YORK     NEW YORK         NEW YORK
                                        NEW YORK      NEW YORK      PERFORMANCE     DIVIDEND         DIVIDEND
                                           VALUE       VALUE 2             PLUS    ADVANTAGE      ADVANTAGE 2
                                            (NNY)         (NYV)            (NNP)        (NAN)            (NXK)
--------------------------------------------------------------------------------------------------------------
Dividend per share                      $  .0355      $  .0640      $     .0670    $   .0645      $     .0655
==============================================================================================================

Municipal Term Preferred Shares (MTP)

On November 16, 2009, NAN filed with the Securities and Exchange Commission a registration statement seeking to register MTP, a new form of closed-end fund preferred shares. This registration statement, if declared effective by the SEC, may enable the Fund to issue to the public shares of MTP to refinance all or a portion of NAN's auction rate preferred shares. The issuance of MTP by NAN is subject to market conditions, the receipt of ratings, and on final approval by NAN's Board of Trustees. There is no assurance that MTP will be issued.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through November 25, 2009, which is the date the financial statements were issued.

68 Nuveen Investments

| Financial
| Highlights

                                                           Nuveen Investments 69

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                          INVESTMENT OPERATIONS
                                     -------------------------------------------------------------------
                                                                DISTRIBUTIONS   DISTRIBUTIONS
                                                                     FROM NET            FROM
                         BEGINNING                                 INVESTMENT         CAPITAL
                            COMMON                        NET       INCOME TO        GAINS TO
                             SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                         NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                             VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+     TOTAL
---------------------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                     $    9.28   $      .43   $       .73             N/A             N/A   $   1.16
2008                          9.94          .43          (.65)            N/A             N/A       (.22)
2007                         10.09          .43          (.15)            N/A             N/A        .28
2006                         10.07          .44           .01             N/A             N/A        .45
2005                         10.01          .45           .04             N/A             N/A        .49

NEW YORK VALUE 2 (NYV)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(a)                      14.33          .23          1.64             N/A             N/A       1.87
=========================================================================================================

                                 LESS DISTRIBUTIONS
                         ------------------------------------
                                 NET
                          INVESTMENT       CAPITAL                               ENDING
                           INCOME TO      GAINS TO                               COMMON
                              COMMON        COMMON                                SHARE    ENDING
                              SHARE-        SHARE-               OFFERING     NET ASSET    MARKET
                             HOLDERS       HOLDERS      TOTAL       COSTS         VALUE     VALUE
-------------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
-------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                     $      (.43)  $      (.10)  $   (.53)  $      --   $      9.91   $  9.51
2008                            (.43)         (.01)      (.44)         --          9.28      9.01
2007                            (.43)           --       (.43)         --          9.94      9.50
2006                            (.43)           --       (.43)         --         10.09      9.51
2005                            (.43)           --       (.43)         --         10.07      9.26

NEW YORK VALUE 2 (NYV)
-------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(a)                         (.26)           --       (.26)       (.03)        15.91     14.84
=================================================================================================

70 Nuveen Investments

                                                                    RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                             APPLICABLE TO COMMON SHARES
                              TOTAL RETURNS                                  BEFORE REIMBURSEMENT/REFUND
                         ----------------------                   ------------------------------------------------
                                          BASED         ENDING
                                             ON             NET
                           BASED         COMMON          ASSETS
                              ON      SHARE NET      APPLICABLE        EXPENSES        EXPENSES                NET
                          MARKET          ASSET       TO COMMON       INCLUDING       EXCLUDING         INVESTMENT
                           VALUE**        VALUE**  SHARES (000)        INTEREST++(b)   INTEREST++           INCOME++
---------------------------------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
---------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                       11.78%         13.00%  $     150,063             .71%            .68%              4.58%
2008                        (.62)         (2.38)        140,285             .71             .68               4.39
2007                        4.40           2.79         150,321             .69             .65               4.32
2006                        7.50           4.56         152,573             .66             .66               4.35
2005                        5.88           4.95         152,236             .66             .66               4.44

NEW YORK VALUE 2 (NYV)
---------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(a)                      .73          12.99          37,347             .84*            .84*              3.66*
=====================================================================================================================

                                         RATIOS/SUPPLEMENTAL DATA
                         ---------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS
                                 APPLICABLE TO COMMON SHARES
                                AFTER REIMBURSEMENT/REFUND***
                         -------------------------------------------
                            EXPENSES         EXPENSES            NET     PORTFOLIO
                            INCLUDING       EXCLUDING     INVESTMENT      TURNOVER
                             INTEREST++(b)   INTEREST++       INCOME++        RATE
-----------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2009                              .71%            .68%          4.58%            3%
2008                              .71             .68           4.39            16
2007                              .69             .65           4.32            15
2006                              .65             .65           4.38            13
2005                              .66             .66           4.46            18

NEW YORK VALUE 2 (NYV)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2009(a)                          . 84*            .84*          3.66*            4
===================================================================================

N/A   Fund is not authorized to issue Preferred shares.

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After expense reimbursement, legal fee refund, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) For the period April 28, 2009 (commencement of operations) through September 30, 2009.

(b) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                            INVESTMENT OPERATIONS
                                                    ---------------------------------------------------------------------
                                                                                  DISTRIBUTIONS  DISTRIBUTIONS
                                                                                       FROM NET           FROM
                                        BEGINNING                                    INVESTMENT        CAPITAL
                                           COMMON                          NET        INCOME TO       GAINS TO
                                            SHARE            NET     REALIZED/        PREFERRED      PREFERRED
                                        NET ASSET     INVESTMENT    UNREALIZED           SHARE-         SHARE-
                                            VALUE         INCOME   GAIN (LOSS)          HOLDERS+       HOLDERS+     TOTAL
--------------------------------------------------------------------------------------------------------------------------
NEW YORK PERFORMANCE PLUS (NNP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                $       13.74   $        .96   $      1.89     $       (.05)  $       (.04)   $  2.76
2008                                        15.48            .98         (1.69)            (.27)          (.01)      (.99)
2007                                        16.01            .99          (.41)            (.27)          (.01)       .30
2006                                        16.44           1.01            --***          (.20)          (.05)       .76
2005                                        16.50           1.05           .10             (.14)            --***    1.01

NEW YORK DIVIDEND ADVANTAGE (NAN)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        13.12            .93          1.68             (.06)          (.03)      2.52
2008                                        14.95            .96         (1.76)            (.24)          (.02)     (1.06)
2007                                        15.49            .97          (.39)            (.24)          (.02)       .32
2006                                        15.83            .98            --***          (.21)          (.03)       .74
2005                                        15.83           1.03           .09             (.13)            --        .99
==========================================================================================================================

                                            LESS DISTRIBUTIONS
                                    ----------------------------------
                                           NET
                                    INVESTMENT      CAPITAL                                 ENDING
                                     INCOME TO     GAINS TO                                 COMMON
                                        COMMON       COMMON                                  SHARE       ENDING
                                        SHARE-       SHARE-                OFFERING      NET ASSET       MARKET
                                       HOLDERS      HOLDERS      TOTAL        COSTS          VALUE        VALUE
----------------------------------------------------------------------------------------------------------------
NEW YORK PERFORMANCE PLUS (NNP)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                $     (.74)  $     (.13)  $   (.87)  $       --   $      15.63   $    14.77
2008                                      (.72)        (.03)      (.75)          --          13.74        11.16
2007                                      (.77)        (.06)      (.83)          --          15.48        14.30
2006                                      (.89)        (.30)     (1.19)          --          16.01        15.88
2005                                      (.99)        (.08)     (1.07)          --          16.44        16.01

NEW YORK DIVIDEND ADVANTAGE (NAN)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                      (.73)        (.09)      (.82)          --          14.82        13.38
2008                                      (.70)        (.07)      (.77)          --          13.12        11.36
2007                                      (.77)        (.09)      (.86)          --          14.95        14.33
2006                                      (.89)        (.19)     (1.08)          --          15.49        15.60
2005                                      (.99)          --       (.99)          --          15.83        16.11
================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                                     ------------------------------------------------
                                         AGGREGATE       LIQUIDATION
                                            AMOUNT        AND MARKET            ASSET
                                       OUTSTANDING             VALUE         COVERAGE
                                             (000)         PER SHARE        PER SHARE
-------------------------------------------------------------------------------------
NEW YORK PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                 $      87,650    $       25,000    $      92,059
2008                                        87,650            25,000           84,035
2007                                       124,300            25,000           71,914
2006                                       124,300            25,000           73,395
2005                                       124,300            25,000           74,528

NEW YORK DIVIDEND ADVANTAGE (NAN)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        51,400            25,000           91,765
2008                                        51,400            25,000           84,112
2007                                        69,000            25,000           75,183
2006                                        69,000            25,000           76,865
2005                                        69,000            25,000           77,790
=====================================================================================

72 Nuveen Investments

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                 -----------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                                        APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                                  BEFORE REIMBURSEMENT
                                    --------------------------                  --------------------------------------------
                                                         BASED        ENDING
                                                            ON           NET
                                          BASED         COMMON        ASSETS
                                             ON      SHARE NET    APPLICABLE        EXPENSES        EXPENSES             NET
                                         MARKET          ASSET     TO COMMON       INCLUDING       EXCLUDING      INVESTMENT
                                          VALUE*         VALUE*  SHARES (000)       INTEREST++(a)   INTEREST++        INCOME++
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                      42.29%         21.05%  $   235,108            1.39%           1.17%           6.91%
2008                                     (17.61)         (6.71)      206,976            1.42            1.27            6.48
2007                                      (5.02)          1.90       233,258            1.29            1.22            6.33
2006                                       6.69           4.91       240,618            1.22            1.22            6.33
2005                                       9.37           6.29       246,255            1.20            1.20            6.36

NEW YORK DIVIDEND ADVANTAGE (NAN)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                      26.58          20.29       137,268            1.37            1.17            7.07
2008                                     (16.02)         (7.45)      121,533            1.36            1.23            6.45
2007                                      (2.86)          2.07       138,504            1.29            1.19            6.15
2006                                       3.49           4.91       143,147            1.18            1.18            6.11
2005                                      14.24           6.38       145,701            1.16            1.16            6.13
===============================================================================================================================

                                                        RATIOS/SUPPLEMENTAL DATA
                                    ------------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                                APPLICABLE TO COMMON SHARES
                                                   AFTER REIMBURSEMENT**
                                    --------------------------------------------------
                                        EXPENSES            EXPENSES               NET       PORTFOLIO
                                       INCLUDING           EXCLUDING        INVESTMENT        TURNOVER
                                        INTEREST++(a)       INTEREST++          INCOME++          RATE
-------------------------------------------------------------------------------------------------------
NEW YORK PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        1.39%               1.17%             6.91%              1%
2008                                        1.42                1.27              6.48              16
2007                                        1.29                1.22              6.33              14
2006                                        1.22                1.22              6.33              13
2005                                        1.20                1.20              6.36              16

NEW YORK DIVIDEND ADVANTAGE (NAN)
-------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        1.31                1.11              7.13               4
2008                                        1.22                1.09              6.59              17
2007                                        1.07                 .97              6.36              18
2006                                         .89                 .89              6.40              15
2005                                         .81                 .81              6.49              20
=======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                           INVESTMENT OPERATIONS
                                                  ------------------------------------------------------------------------
                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                     FROM NET             FROM
                                      BEGINNING                                    INVESTMENT          CAPITAL
                                         COMMON                         NET         INCOME TO         GAINS TO
                                          SHARE          NET      REALIZED/         PREFERRED        PREFERRED
                                      NET ASSET   INVESTMENT     UNREALIZED            SHARE-           SHARE-
                                          VALUE       INCOME    GAIN (LOSS)           HOLDERS+         HOLDERS+      TOTAL
---------------------------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                  $   13.14   $      .92   $       1.66   $          (.05)  $         (.04)    $  2.49
2008                                      14.80          .95          (1.64)             (.23)            (.01)       (.93)
2007                                      15.29          .95           (.34)             (.24)            (.02)        .35
2006                                      15.57          .97            .05              (.20)            (.03)        .79
2005                                      15.60         1.01            .10              (.13)              --***      .98
===========================================================================================================================

                                              LESS DISTRIBUTIONS
                                      -----------------------------------

                                              NET
                                       INVESTMENT      CAPITAL                              ENDING
                                        INCOME TO     GAINS TO                              COMMON
                                           COMMON       COMMON                                SHARE      ENDING
                                           SHARE-       SHARE-                OFFERING    NET ASSET      MARKET
                                          HOLDERS      HOLDERS      TOTAL        COSTS        VALUE       VALUE
----------------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                  $      (.73)  $     (.14)  $   (.87)  $       --   $    14.76   $   13.41
2008                                         (.69)        (.04)      (.73)          --        13.14       11.15
2007                                         (.76)        (.08)      (.84)          --        14.80       14.16
2006                                         (.87)        (.20)     (1.07)          --        15.29       15.47
2005                                         (.95)        (.06)     (1.01)          --        15.57       15.34
================================================================================================================

                                            PREFERRED SHARES AT END OF PERIOD
                                      ---------------------------------------------
                                           AGGREGATE      LIQUIDATION
                                              AMOUNT       AND MARKET         ASSET
                                         OUTSTANDING            VALUE      COVERAGE
                                               (000)        PER SHARE     PER SHARE
-----------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2009                                  $       34,100    $      25,000    $   95,198
2008                                          34,100           25,000        87,566
2007                                          47,000           25,000        76,140
2006                                          47,000           25,000        77,695
2005                                          47,000           25,000        78,514
===================================================================================

74 Nuveen Investments

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                 ----------------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                                             APPLICABLE TO COMMON SHARES
                                            TOTAL RETURNS                                       BEFORE REIMBURSEMENT
                                      ------------------------                    -----------------------------------------------
                                                         BASED           ENDING
                                                            ON              NET
                                          BASED         COMMON           ASSETS
                                             ON      SHARE NET       APPLICABLE      EXPENSES           EXPENSES              NET
                                         MARKET          ASSET        TO COMMON     INCLUDING          EXCLUDING       INVESTMENT
                                          VALUE*         VALUE*    SHARES (000)      INTEREST++(a)      INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                      29.95%         20.06%  $       95,751          1.36%              1.16%            6.83%
2008                                     (16.79)         (6.63)          85,340          1.37               1.23             6.25
2007                                      (3.20)          2.35           96,144          1.32               1.22             5.98
2006                                       7.96           5.37           99,067          1.19               1.19             5.96
2005                                      10.61           6.45          100,606          1.18               1.18             6.01
====================================================================================================================================

                                                  RATIOS/SUPPLEMENTAL DATA
                                      ------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                 APPLICABLE TO COMMON SHARES
                                                     AFTER REIMBURSEMENT**
                                      ------------------------------------------------

                                        EXPENSES           EXPENSES                NET         PORTFOLIO
                                       INCLUDING          EXCLUDING         INVESTMENT          TURNOVER
                                        INTEREST++(a)      INTEREST++           INCOME++            RATE
---------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        1.18%               .98%              7.01%                0%
2008                                        1.11                .97               6.51                17
2007                                         .99                .89               6.31                17
2006                                         .78                .78               6.36                14
2005                                         .74                .74               6.45                19
=========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect Net Investment Income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                            NUMBER             PRINCIPAL
                                                           YEAR FIRST       OF PORTFOLIOS      OCCUPATION(S)
      NAME,                                                ELECTED OR       IN FUND COMPLEX    INCLUDING OTHER
      BIRTHDATE                   POSITION(S) HELD         APPOINTED        OVERSEEN BY        DIRECTORSHIPS
      & ADDRESS                   WITH THE FUNDS           AND TERM(1)      BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
o     ROBERT P. BREMNER                                                                        Private Investor and Management
      8/22/40                     Chairman of                                                  Consultant; Treasurer and Director,
      333 W. Wacker Drive         the Board                1997             197                Humanities Council of Washington D.C.
      Chicago, IL 60606           and Board Member

o     JACK B. EVANS                                                                            President, The Hall-Perrine
      10/22/48                                                                                 Foundation, a private philanthropic
      333 W. Wacker Drive         Board Member             1999             197                corporation (since 1996); Director
      Chicago, IL 60606                                                                        and Chairman, United Fire Group, a
                                                                                               publicly held company; President Pro
                                                                                               Tem of the Board of Regents for the
                                                                                               State of Iowa University System;
                                                                                               Director, Gazette Companies; Life
                                                                                               Trustee of Coe College and the Iowa
                                                                                               College Foundation; formerly,
                                                                                               Director, Alliant Energy; formerly,
                                                                                               Director, Federal Reserve Bank of
                                                                                               Chicago; formerly, President and
                                                                                               Chief Operating Officer, SCI
                                                                                               Financial Group, Inc., a regional
                                                                                               financial services firm.

o     WILLIAM C. HUNTER                                                                        Dean, Tippie College of Business,
      3/6/48                                                                                   University of Iowa (since 2006);
      333 W. Wacker Drive         Board Member             2004             197                Director (since 2004) of Xerox
      Chicago, IL 60606                                                                        Corporation; Director (since 2005),
                                                                                               Beta Gamma Sigma International Honor
                                                                                               Society; formerly, Dean and
                                                                                               Distinguished Professor of Finance,
                                                                                               School of Business at the University
                                                                                               of Connecticut (2003-2006);
                                                                                               previously, Senior Vice President and
                                                                                               Director of Research at the Federal
                                                                                               Reserve Bank of Chicago (1995-2003);
                                                                                               Director, SS&C Technologies, Inc.
                                                                                               (May 2005-October 2005); formerly,
                                                                                               Director (1997-2007), Credit Research
                                                                                               Center at Georgetown University.

o     DAVID J. KUNDERT                                                                         Director, Northwestern Mutual Wealth
      10/28/42                                                                                 Management Company; retired (since
      333 W. Wacker Drive         Board Member             2005             197                2004) as Chairman, JPMorgan Fleming
      Chicago, IL 60606                                                                        Asset Management, President and CEO,
                                                                                               Banc One Investment Advisors
                                                                                               Corporation, and President, One Group
                                                                                               Mutual Funds; prior thereto,
                                                                                               Executive Vice President, Banc One
                                                                                               Corporation and Chairman and CEO,
                                                                                               Banc One Investment Management Group;
                                                                                               Member, Board of Regents, Luther
                                                                                               College; member of the Wisconsin Bar
                                                                                               Association; member of Board of
                                                                                               Directors, Friends of Boerner
                                                                                               Botanical Gardens; member of
                                                                                               Investment Committee, Greater
                                                                                               Milwaukee Foundation.

o     WILLIAM J. SCHNEIDER                                                                     Chairman of Miller-Valentine Partners
      9/24/44                                                                                  Ltd., a real estate investment
      333 W. Wacker Drive              Board Member        1997             197                company; formerly, Senior Partner and
      Chicago, IL 60606                                                                        Chief Operating Officer (retired,
                                                                                               2004) of Miller-Valentine Group;
                                                                                               member, University of Dayton Business
                                                                                               School Advisory Council; member,
                                                                                               Dayton Philharmonic Orchestra
                                                                                               Association; formerly, member,
                                                                                               Business Advisory Council, Cleveland
                                                                                               Federal Reserve Bank; formerly,
                                                                                               Director, Dayton Development
                                                                                               Coalition.

76 Nuveen Investments

                                                                            NUMBER             PRINCIPAL
                                                           YEAR FIRST       OF PORTFOLIOS      OCCUPATION(S)
      NAME,                                                ELECTED OR       IN FUND COMPLEX    INCLUDING OTHER
      BIRTHDATE                   POSITION(S) HELD         APPOINTED        OVERSEEN BY        DIRECTORSHIPS
      & ADDRESS                   WITH THE FUNDS           AND TERM(1)      BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                                      Executive Director, Gaylord and
      12/29/47                                                                                 Dorothy Donnelley Foundation (since
      333 W. Wacker Drive         Board Member             1997             197                1994); prior thereto, Executive
      Chicago, IL 60606                                                                        Director, Great Lakes Protection Fund
                                                                                               (from 1990 to 1994).

o     CAROLE E. STONE                                                                          Director, Chicago Board Options
      6/28/47                                                                                  Exchange (since 2006); Director, C2
      333 W. Wacker Drive         Board Member             2007             197                Options Exchange, Incorporated (since
      Chicago, IL 60606                                                                        2009); Commissioner, New York State
                                                                                               Commission on Public Authority Reform
                                                                                               (since 2005); formerly, Chair, New
                                                                                               York Racing Association Oversight
                                                                                               Board (2005-2007).

o     TERENCE J. TOTH                                                                          Director, Legal & General Investment
      9/29/59                                                                                  Management America, Inc. (since
      333 W. Wacker Drive         Board Member             2008             197                2008); Managing Partner, Musso
      Chicago, IL 60606                                                                        Capital Management (since 2008);
                                                                                               formerly, CEO and President, Northern
                                                                                               Trust Investments (2004-2007);
                                                                                               Executive Vice President,
                                                                                               Quantitative Management & Securities
                                                                                               Lending (2004-2007); prior thereto,
                                                                                               various positions with Northern Trust
                                                                                               Company (since 1994); Member: Goodman
                                                                                               Theatre Board (since 2004), Chicago
                                                                                               Fellowship Boards (since 2005),
                                                                                               University of Illinois Leadership
                                                                                               Council Board (since 2007) and
                                                                                               Catalyst Schools of Chicago Board
                                                                                               (since 2008); formerly, Member:
                                                                                               Northern Trust Mutual Funds Board
                                                                                               (2005-2007), Northern Trust
                                                                                               Investments Board (2004-2007),
                                                                                               Northern Trust Japan Board
                                                                                               (2004-2007), Northern Trust
                                                                                               Securities Inc. Board (2003-2007) and
                                                                                               Northern Trust Hong Kong Board
                                                                                               (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                       Chief Executive Officer (since July
      6/14/61                                                                                  2007) and Director (since 1999) of
      333 W. Wacker Drive         Board Member             2008             197                Nuveen Investments, Inc.; Chief
      Chicago, IL 60606                                                                        Executive Officer (since 2007) of
                                                                                               Nuveen Asset Management, Nuveen
                                                                                               Investments Advisors, Inc. formerly,
                                                                                               President (1999-2004) of Nuveen
                                                                                               Advisory Corp. and Nuveen
                                                                                               Institutional Advisory Corp.(3)

                                                           Nuveen Investments 77

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                                YEAR FIRST       IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                   POSITION(S) HELD         ELECTED OR       OVERSEEN           OCCUPATION(S)
      AND ADDRESS                 WITH THE FUNDS           APPOINTED(4)     BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                                     Managing Director (since 2002),
      9/9/56                      Chief                                                        Assistant Secretary and Associate
      333 W. Wacker Drive         Administrative           1988             197                General Counsel of Nuveen
      Chicago, IL 60606           Officer                                                      Investments, LLC; Managing Director,
                                                                                               Associate General Counsel and
                                                                                               Assistant Secretary, of Nuveen Asset
                                                                                               Management (since 2002) and of
                                                                                               Symphony Asset Management LLC, (since
                                                                                               2003); Vice President and Assistant
                                                                                               Secretary of NWQ Investment
                                                                                               Management Company, LLC. (since
                                                                                               2002), Nuveen Investments Advisers
                                                                                               Inc. (since 2002), Tradewinds Global
                                                                                               Investors, LLC, and Santa Barbara
                                                                                               Asset Management, LLC (since 2006),
                                                                                               Nuveen HydePark Group LLC and Nuveen
                                                                                               Investment Solutions, Inc. (since
                                                                                               2007); Managing Director (since 2004)
                                                                                               and Assistant Secretary (since 1994)
                                                                                               of Nuveen Investments, Inc.;
                                                                                               formerly, Managing Director
                                                                                               (2002-2004), General Counsel
                                                                                               (1998-2004) and Assistant Secretary
                                                                                               of Nuveen Advisory Corp. and Nuveen
                                                                                               Institutional Advisory Corp.(3);
                                                                                               Chartered Financial Analyst.

o     WILLIAM ADAMS IV                                                                         Executive Vice President of Nuveen
      6/9/55                                                                                   Investments, Inc.; Executive Vice
      333 W. Wacker Drive         Vice President           2007             122                President, U.S. Structured Products
      Chicago, IL 60606                                                                        of Nuveen Investments, LLC, (since
                                                                                               1999), prior thereto, Managing
                                                                                               Director of Structured Investments.

o     MARK J.P. ANSON                                                                          President and Executive Director of
      6/10/59                                                                                  Nuveen Investments, Inc. (since
      333 W. Wacker Drive         Vice President           2009             197                2007); President of Nuveen
      Chicago, IL 60606                                                                        Investments Institutional Services
                                                                                               Group LLC (since 2007); previously,
                                                                                               Chief Executive Officer of the
                                                                                               British Telecom Pension Scheme
                                                                                               (2006-2007) and Chief Investment
                                                                                               Officer of Calpers (1999-2006); PhD,
                                                                                               Chartered Financial Analyst,
                                                                                               Chartered Alternative Investment
                                                                                               Analyst, Certified Public Accountant,
                                                                                               Certified Management Accountant and
                                                                                               Certified Internal Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                                    Managing Director, (since 2004),
      1/11/62                                                                                  previously, Vice President
      333 W. Wacker Drive         Vice President           2007             122                (1993-2004) of Nuveen Investments,
      Chicago, IL 60606                                                                        LLC.

o     NIZIDA ARRIAGA                                                                           Vice President (since 2007) of Nuveen
      6/1/68                                                                                   Investments, LLC; previously,
      333 W. Wacker Drive         Vice President           2009             197                Portfolio Manager, Allstate
      Chicago, IL 60606                                                                        Investments, LLC (1996-2006);
                                                                                               Chartered Financial Analyst.

o     MICHAEL T. ATKINSON                                                                      Vice President (since 2002) of Nuveen
      2/3/66                      Vice President                                               Investments, LLC.; Vice President of
      333 W. Wacker Drive         and Assistant            2000             197                Nuveen Asset Management (since 2005).
      Chicago, IL 60606           Secretary

o     MARGO L. COOK                                                                            Executive Vice President (since Oct
      4/11/64                                                                                  2008) of Nuveen Investments, Inc.;
      333 W. Wacker Drive         Vice President           2009             197                previously, Head of Institutional
      Chicago, IL 60606                                                                        Asset Management (2007-2008) of Bear
                                                                                               Stearns Asset Management; Head of
                                                                                               Institutional Asset Mgt (1986-2007)
                                                                                               of Bank of NY Mellon; Chartered
                                                                                               Financial Analyst.

o     LORNA C. FERGUSON                                                                        Managing Director (since 2004) of
      10/24/45                                                                                 Nuveen Investments, LLC; Managing
      333 W. Wacker Drive         Vice President           1998             197                Director (since 2005) of Nuveen Asset
      Chicago, IL 60606                                                                        Management; Managing Director
                                                                                               (2004-2005), of Nuveen Advisory Corp.
                                                                                               and Nuveen Institutional Advisory
                                                                                               Corp.(3)

78 Nuveen Investments

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                                YEAR FIRST       IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                   POSITION(S) HELD         ELECTED OR       OVERSEEN           OCCUPATION(S)
      AND ADDRESS                 WITH THE FUNDS           APPOINTED(4)     BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                                           Vice President (since 1993) and Funds
      5/31/54                     Vice President                                               Controller (since 1998) of Nuveen
      333 W. Wacker Drive         and Controller           1998             197                Investments, LLC; Vice President
      Chicago, IL 60606                                                                        (since 2005) of Nuveen Asset
                                                                                               Management; Certified Public
                                                                                               Accountant.

o     WILLIAM T. HUFFMAN                                                                       Chief Operating Officer, Municipal
      5/7/69                                                                                   Fixed Income (since 2008) of Nuveen
      333 W. Wacker Drive         Vice President           2009             133                Asset Management; previously,
      Chicago, IL 60606                                                                        Chairman, President and Chief
                                                                                               Executive Officer (2002 - 2007) of
                                                                                               Northern Trust Global Advisors, Inc.
                                                                                               and Chief Executive Officer (2007) of
                                                                                               Northern Trust Global Investments
                                                                                               Limited; Certified Public Accountant.

o     WALTER M. KELLY                                                                          Senior Vice President (since 2008),
      2/24/70                     Chief Compliance                                             Vice President (2006-2008) formerly,
      333 W. Wacker Drive         Officer and              2003             197                Assistant Vice President and
      Chicago, IL 60606           Vice President                                               Assistant General Counsel (2003-2006)
                                                                                               of Nuveen Investments, LLC; Vice
                                                                                               President (since 2006) and Assistant
                                                                                               Secretary (since 2008) of Nuveen
                                                                                               Asset Management.

o     DAVID J. LAMB                                                                            Senior Vice President (since 2009),
      3/22/63                                                                                  formerly, Vice President (2000-2009)
      333 W. Wacker Drive         Vice President           2000             197                of Nuveen Investments, LLC; Vice
      Chicago, IL 60606                                                                        President (since 2005) of Nuveen
                                                                                               Asset Management; Certified Public
                                                                                               Accountant.

o     TINA M. LAZAR                                                                            Senior Vice President (since 2009),
      8/27/61                                                                                  formerly, Vice President of Nuveen
      333 W. Wacker Drive         Vice President           2002             197                Investments, LLC (1999-2009); Vice
      Chicago, IL 60606                                                                        President of Nuveen Asset Management
                                                                                               (since 2005).

o     LARRY W. MARTIN                                                                          Vice President, Assistant Secretary
      7/27/51                                                                                  and Assistant General Counsel of
      333 W. Wacker Drive         Vice President                                               Nuveen Investments, LLC; Vice
      Chicago, IL 60606           and Assistant            1988             197                President (since 2005) and Assistant
                                  Secretary                                                    Secretary of Nuveen Investments,
                                                                                               Inc.; Vice President (since 2005) and
                                                                                               Assistant Secretary (since 1997) of
                                                                                               Nuveen Asset Management; Vice
                                                                                               President and Assistant Secretary of
                                                                                               Nuveen Investments Advisers Inc.
                                                                                               (since 2002); NWQ Investment
                                                                                               Management Company, LLC (since 2002),
                                                                                               Symphony Asset Management LLC (since
                                                                                               2003), Tradewinds Global Investors,
                                                                                               LLC, Santa Barbara Asset Management
                                                                                               LLC (since 2006) and of Nuveen
                                                                                               HydePark Group, LLC and Nuveen
                                                                                               Investment Solutions, Inc. (since
                                                                                               2007); formerly, Vice President and
                                                                                               Assistant Secretary of Nuveen
                                                                                               Advisory Corp. and Nuveen
                                                                                               Institutional Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                                        Managing Director (since 2008),
      3/26/66                     Vice President                                               formerly, Vice President (2007-2008),
      333 W. Wacker Drive         and Secretary            2007             197                Nuveen Investments, LLC; Managing
      Chicago, IL 60606                                                                        Director (since 2008), formerly, Vice
                                                                                               President, and Assistant Secretary,
                                                                                               Nuveen Asset Management, and Nuveen
                                                                                               Investments Holdings, Inc.; Vice
                                                                                               President (since 2007) and Assistant
                                                                                               Secretary, Nuveen Investment Advisers
                                                                                               Inc., Nuveen Investment Institutional
                                                                                               Services Group LLC, NWQ Investment
                                                                                               Management Company, LLC, Tradewinds
                                                                                               Global Investors LLC, NWQ Holdings,
                                                                                               LLC, Symphony Asset Management LLC,
                                                                                               Santa Barbara Asset Management LLC,
                                                                                               Nuveen HydePark Group, LLC and Nuveen
                                                                                               Investment Solutions, Inc. (since
                                                                                               2007); prior thereto, Partner, Bell,
                                                                                               Boyd & Lloyd LLP (1997-2007).

                                                           Nuveen Investments 79

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                                YEAR FIRST       IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                   POSITION(S) HELD         ELECTED OR       OVERSEEN           OCCUPATION(S)
      AND ADDRESS                 WITH THE FUNDS           APPOINTED(4)     BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                           Chief Investment Officer and Managing
      4/10/67                                                                                  Director (since 2007), formerly, Vice
      333 W. Wacker Drive         Vice President           2007             133                President (2002-2007) of Nuveen Asset
      Chicago, IL 60606                                                                        Management and Managing Director
                                                                                               (since 2007), formerly Vice President
                                                                                               (2002-2007) Nuveen Investments, LLC;
                                                                                               Chartered Financial Analyst.

o     GREGORY MINO                                                                             Vice President of Nuveen Investments,
      1/4/71                                                                                   LLC (since 2008); previously,
      333 W. Wacker Drive         Vice President           2009             197                Director (2004-2007) and Executive
      Chicago, IL 60606                                                                        Director (2007-2008) of UBS Global
                                                                                               Asset Management; previously, Vice
                                                                                               President (2000-2003) and Director
                                                                                               (2003-2004) of Merrill Lynch
                                                                                               Investment Managers; Chartered
                                                                                               Financial Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                                Vice President, Nuveen Investments,
      8/1/71                      Vice President                                               LLC (since 2008); Vice President and
      333 W. Wacker Drive         and Assistant            2008             197                Assistant Secretary, Nuveen Asset
      Chicago, IL 60606           Secretary                                                    Management (since 2008); prior
                                                                                               thereto, Associate, Skadden, Arps,
                                                                                               Slate Meagher & Flom LLP (2002-2008).

o     JAMES F. RUANE                                                                           Vice President, Nuveen Investments,
      7/3/62                      Vice President                                               LLC (since 2007); prior thereto,
      333 W. Wacker Drive         and Assistant            2007             197                Partner, Deloitte & Touche USA LLP
      Chicago, IL 60606           Secretary                                                    (2005-2007), formerly, senior tax
                                                                                               manager (2002-2005); Certified Public
                                                                                               Accountant.

o     MARK L. WINGET                                                                           Vice President, Nuveen Investments,
      12/21/68                    Vice President                                               LLC (since 2008); Vice President and
      333 W. Wacker Drive         and Assistant            2008             197                Assistant Secretary, Nuveen Asset
      Chicago, IL 60606           Secretary                                                    Management (since 2008); prior
                                                                                               thereto, Counsel, Vedder Price P.C.
                                                                                               (1997-2007).

(1) For New York Municipal Value (NNY) and New York Municipal Value 2 (NYV) Board Members serve three year terms. The Board of Trustees for NNY and NYV are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAN and NXK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

80 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds (other than the Nuveen New York Municipal Value Fund 2 (the "Municipal Value Fund 2")), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund (other than the Municipal Value Fund 2) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, such Boards also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. The Municipal Value Fund 2 is a new Fund. Accordingly, the initial Advisory Agreement between NAM and the Municipal Value Fund 2 was approved separately at meetings of the Board of such Fund held on February 27, 2009 and March 16, 2009.

The discussion of the approvals for the Funds other than the Municipal Value Fund 2 is set forth below in Section I, followed by the discussion in Section II of the approval for the Municipal Value Fund 2.

                                       I.
                   NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
              NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
                NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

With respect to the Funds listed above (for purposes of this Section I, the "Funds"), in evaluating the applicable Advisory Agreements (for purposes of this
Section I, the "Advisory Agreements"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance

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Annual Investment Management Agreement Approval Process (continued)

information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize

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leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance

                                                           Nuveen Investments 83

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Annual Investment Management Agreement Approval Process (continued)

information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three-and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and

84 Nuveen Investments

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      any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities
      (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members

                                                           Nuveen Investments 85

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Annual Investment Management Agreement Approval Process (continued)

      recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the

86 Nuveen Investments
benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Annual Investment Management Agreement Approval Process (continued)

                                       II
                     NUVEEN NEW YORK MUNICIPAL VALUE FUND 2

The Board is responsible for approving the advisory arrangement of the Municipal Value Fund 2 (for purposes of this Section II, the "Fund") and, at meetings held on February 27, 2009 and March 16, 2009 (collectively, for purposes of this
Section II, the "Meeting"), the Board Members, including the Independent Board Members, considered and approved the investment advisory agreement (for purposes of this Section II, the "Advisory Agreement") between the Fund and NAM.

To assist the Board in its evaluation of the Advisory Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

o     the nature, extent and quality of services expected to be provided by NAM;

o the organization of NAM, including the responsibilities of various departments and key personnel;

o the expertise and background of NAM with respect to the Fund's investment strategy;

o the performance records of NAM and of certain similar Nuveen funds (as described below);

o the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers);

o the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable, unaffiliated funds, as well as comparable, affiliated funds;

o the advisory fees NAM assesses to other types of investment products or clients;

o the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable, unaffiliated funds, as well as comparable, affiliated funds; and

o     the soft dollar practices of NAM, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement with NAM for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

88 Nuveen Investments

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A. NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, Nuveen's organization and business;
the types of services that NAM or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and NAM's experience with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of NAM's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

B. INVESTMENT PERFORMANCE

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with NAM's performance record on other Nuveen funds, and the Fund is expected to employ a substantially similar investment philosophy and strategies that have guided two other Nuveen state municipal closed-

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Annual Investment Management Agreement Approval Process (continued)

end funds (specifically, the Nuveen New York Municipal Value Fund, Inc. (NNY) and the Nuveen California Municipal Value Fund, Inc. (NCA)). Accordingly, the Board Members were provided with certain performance information for these comparable funds, including calendar year total returns for the years 2000 through 2008.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds. In this regard, the Independent Board Members noted the limited universe of municipal funds with an unleveraged capital structure, and the even more limited universe of state municipal funds with an unleveraged capital structure (i.e., none other than for the states of California and New
      York), which made it difficult to make peer group comparisons.

      In addition, the Fund was not expected to issue preferred shares or debt instruments; however, the Board Members noted that the Fund may make investments in inverse floating rate securities (including inverse floating rate securities representing interests in so-called "tender option bond trusts" formed by third-party sponsors for the purpose of holding municipal bonds). The Independent Board Members recognized that assets financed through the creation of tender option bond trusts in which the Fund may invest or other financial leverage used would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund (including assets attributable to the Fund's use of financial leverage such as, but not limited to, proceeds from tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities incurred for the express purpose of creating financial leverage). Accordingly, the advisory fees paid to NAM for investment advisory services will be higher if the Fund uses financial leverage, which may create a conflict of interest between NAM and the Fund's shareholders. This methodology is consistent with that used on Nuveen taxable leveraged funds and a Nuveen national municipal closed-end fund with a similar capital structure. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable expense reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior

90 Nuveen Investments

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      meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities and the allocation methodology used in preparing the profitability data.

      The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending September 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may

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Annual Investment Management Agreement Approval Process (continued)

      receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including the fund-level breakpoints thereto. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board

92 Nuveen Investments

Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. APPROVAL

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreement should be and was approved on behalf of the Fund.

                                                           Nuveen Investments 93

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

94 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 95

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typi-

96 Nuveen Investments
      cally also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 97

Notes

98 Nuveen Investments

Notes

                                                           Nuveen Investments 99

Notes

100 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                      COMMON SHARES             PREFERRED SHARES
FUND                                    REPURCHASED                     REDEEMED

NNY                                              --                          N/A
NYV                                              --                          N/A
NNP                                          27,800                           --
NAN                                              --                           --
NXK                                           7,200                           --

N/A - Fund is unleveraged.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 101

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive                                    It's not what you earn,
Chicago, IL 60606                                         it's what you keep.(R)
www.nuveen.com

EAN-A-0909D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     Nuveen New York Municipal Value Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                    AUDIT FEES BILLED         AUDIT-RELATED FEES               TAX FEES             ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)            BILLED TO FUND (2)          BILLED TO FUND (3)        BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009 (4)                   $ 9,000                      $ 0                        $ 0                      $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                         0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                           N/A                      N/A                        N/A                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                         0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)  The Fund commenced operations April 28, 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES            TAX FEES BILLED TO              ALL OTHER FEES
                                                    BILLED TO ADVISER AND              ADVISER AND                BILLED TO ADVISER
                                                       AFFILIATED FUND               AFFILIATED FUND             AND AFFILIATED FUND
                                                      SERVICE PROVIDERS             SERVICE PROVIDERS             SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009                                          $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                                          N/A                             N/A                           N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009 (1)               $ 0                             $ 0                           $ 0                      $ 0
September 30, 2008                   N/A                             N/A                           N/A                      N/A

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

(1)  The Fund commenced operations April 28, 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                           FUND
Cathryn P. Steeves             Nuveen New York Municipal Value Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER       MANAGED                        ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company      44         $8246 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     0          $0

* Assets are as of September 30, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,220 securities with an aggregate current market value of $1,130 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments by a group of investors led by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                  DOLLAR RANGE OF
                                                                                                  EQUITY SECURITIES
                                                                                DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                                EQUITY            IN THE REMAINDER OF
                                                                                SECURITIES        NUVEEN FUNDS MANAGED
                                                                                BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                 OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Municipal Value Fund 2               $0                $10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: December 7, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 7, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 7, 2009
    -------------------------------------------------------------------